As filed with the Securities and Exchange Commission on March 8, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09303 & 811-09923

Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust
  (Exact name of registrant as specified in charter)

470 Park Avenue South
New York, NY 10016
 (Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202
  (Name and address of agent for service)

(800) 930-3828
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  December 31, 2016

Item 1. Report to Stockholders.

KINETICS MUTUAL FUNDS, INC.
Table of Contents
December 31, 2016

KINETICS MUTUAL FUNDS, INC.
Shareholders' Letter
Dear Fellow Shareholders:
We are pleased to present the Kinetics Mutual Funds ("Funds") Annual Report for the twelve-month period ended December 31, 2016. Despite a volatile start to the year, investors embracing risk assets were rewarded handsomely, while conservative allocators, particularly those with high interest rate sensitivity fared less well. It should be noted that risk assets rallied sharply following the U.S. Presidential election through year end. While we are hopeful for the future of the United States, this has not changed the cautious positioning of the Funds. Against that backdrop, we believe that the Funds performed well during the year. A performance summary follows (No-Load Class): The Internet Fund +2.59%, The Global Fund +14.40%, The Paradigm Fund +20.45%, The Medical Fund -8.01%, The Small Cap Opportunities Fund +24.39%, The Market Opportunities Fund +20.45%, The Alternative Income Fund +4.00% and The Multi-Disciplinary Income Fund +10.41%. This compares to returns of +11.96% for the S&P 500 and +7.86% for the MSCI All Country World Index. The Paradigm Fund, Small Cap Opportunities Fund, Global Fund, and Market Opportunities Fund outperformed largely as a result of the funds' exposure to energy companies. For the Internet Fund, a lack of exposure to information technology companies contributed to underperformance. The Medical Fund underperformed due, in part, to investments in the biotechnology and pharmaceutical sectors.
The investment management industry may have reached an inflection point in 2016, or at the very least may be rapidly approaching one this coming year, although confirmation of this is likely years out. For years now, a chasm has been widening between the valuations of "sets" of securities – such as the large-cap liquid securities that are significant components of major indexes, and those with less trading liquidity, which tend to be excluded. This divergence has mostly to do with the way that assets are invested and allocated, but also has profound implications for the prices of these very assets. More importantly, the industry and market reactions are poised to shape investor returns for many years to come.
Passive investing has been gaining popularity for over a decade, with approximately $3 trillion now invested directly in domestic equity ETFs and passive index mutual funds. The scale of these flows is such that it is apparent to many that the demand for passive, indexed products is now a major driver of the prices of the stocks that comprise the underlying indexes. This represents a fundamental change in the role of passive products in the markets. Indexes, as originally conceived, were simply tools to track the performance of a set of securities. But in the current environment, these "passive" investments are primary determinants of security prices – in one sense, they have become quite active. Institutions have been in a furor to compete for this business, as fee compression and investor attrition has plagued the active management industry.
What ensues is a vicious cycle: Continued flows into passive products have artificially inflated the valuations of the securities that make up these indexes, to a point where a rational investor would not choose to invest in the index constituents at their current prices. Yet, the performance of active managers is evaluated relative to that benchmark – the index, which as explained above is no longer "tracking" market performance, but driving it. Compared to the inflated index level, active managers have underperformed (even if their absolute performance is solid, and the companies they hold are prospering). Cue additional asset flows out of active products and toward passive ones, exacerbating the underperformance of the active managers – who paradoxically become forced sellers of their own non-index-centric stocks – and further inflating valuations of the stocks that comprise the passive indexes.
As value managers, we have little doubt that this cycle is unsustainable, but what will make it change? An inflection point has probably been reached in the ETF industry, if not for all passive investing. In October 2016, BlackRock Inc., the owner of iShares ETFs, announced management fee reductions on several of its largest ETFs to 0.05% or even lower, with fee cuts applying to nearly 18% of iShares assets. Passive management is rapidly approaching a break-even proposition, from the perspective of the ETF providers.
At the same time, many "active" managers have contributed to this trend, by likewise focusing on asset gathering as a means of increasing profitability. That is, they have become asset gatherers, too, rather than investors. For those focused on investing, it is the generation of high investment returns that begets an increase in assets under management. The largest pools of capital are controlled by institutional investors allocating on behalf of pensions, endowments, municipalities and high net worth individuals. The individuals at these institutions are generally well-versed in academic approaches to asset allocation. They control portfolio risk by constraining their managers using these tools, discrete quantitative data, such as comparative short-term relative returns and backward looking volatility statistics such as beta and standard deviation. Superficial though these might be, they are readily applied across any list of managers, which allows them to aggregate a portfolio from those managers with the best numbers per these discrete parameters. Under this pressure, these asset managers have come to the realization that in order to attract investments from large institutions, they must conform. The alternative is to resign themselves to manage assets from smaller pools of capital – and work harder do it, through rigorous fundamental research and analysis! It is under these conditions that many "active" managers have all but transitioned into asset gatherers. Those that successfully execute within these guidelines often raise considerable assets – success! At least temporarily. For when one's returns are compared to a benchmark from which one's security selections have barely deviated, future returns are all but assured to be mediocre. This simply reinforces the growing perception that active management is not value-additive.
But what of those who are true active managers? We have made a very conscious effort to grow our capital organically, not via asset gathering, and as a result have remained dedicated to our value investment principles. Despite the fact that many of our Funds had high cash positions – which is a strategic asset that the market indexes don't have – and the fact that index levels rose meaningfully and passive products continued to garner the lion's share of inflows, our investors did quite well this year.
Though there are indications that increasing numbers of allocators are beginning to see the writing on the wall, passive ETFs remain the most crowded trade in the market. The impact of these strategies will pose many obstacles and risks to investors down the road, at least if one is blind to them. Though attractive investments are less plentiful than we have seen in some periods in the past, there are always opportunities. At present, we believe that sourcing certain investments, largely outside of the "indexation vortex", offers exceptional long-term opportunities; it is merely a matter, as it always is, of remaining true to one's convictions, and taking what the market gives you.

KINETICS MUTUAL FUNDS, INC.
Investment Commentary
Dear Fellow Shareholders:
Last year marked the 20th anniversary of Kinetics Mutual Funds, although the Firm's principals have been investing together since 1985. Over their thirty plus years of joined experience, there have been many variations in business and market cycles, with corresponding periods of crisis and exuberance. All the while, consistent with our methodical approach, we have continued to pore over company filings and industry data to find attractive outlets for our principal and client capital. This is consonant with the notion espoused by Warren Buffett and Charlie Munger sitting in Omaha, Nebraska, roughly 1,300 miles from the New York Stock Exchange floor, that favors identifying a handful of companies per year available for purchase at attractive valuations, and allowing these to compound in value over many years. During exceptional periods when this framework wasn't feasible, due to excessive valuations, there were always opportunities outside of that playbook – this is where we specialize. It is often precisely when the risk/reward tradeoffs in common stocks are the most unappealing that selective convertible bonds, deeply discounted debt, discounted closed-end funds or other instruments become alluring, as can cash. The ability to invest across the capital structure can be a great advantage.
In truth, past periods of excessive valuations have been fairly easy to identify (with the exception of 2007), but the greater challenge is having the discipline to eschew the allure of buying into ever rising asset prices. The technology bubble was a tailor made precondition for value managers to be derided (see Barron's Cover Story, December, 27, 1999, titled What's Wrong Warren?, castigating Mr. Buffett's abilities), only to be exalted afterwards for the perspicacity of avoiding the eventual collapse. We were not alone in recognizing, avoiding (and even profiting from) the technology bubble. As investors piled into technology stocks with ever more unrealistic assumptions, they cast away securities deemed to have inadequate growth. (Why bother with 10% revenue growth when you could buy 30%, 50%, 100%?) Our boring corner of the market – the conventional blue chips of that era, like Merck and Pfizer, AIG and American Express – ended up providing materially positive returns, even as the broader indexes, saturated with excessively valued companies, plummeted. However, it wasn't only equities; during the market decline between 2002 and 2003, an investor in a 10-Year U.S. Treasury would have earned 6.28% annual yield, compared to less than 3% annual inflation (this doesn't include the capital appreciation on the bond as the rates dropped to 3.81%).
The past several years have been unpleasant for value investors, similar to the period leading up to the technology bubble collapse, but this is a very different set of circumstances. First and foremost, the 10-year Treasury at year end 2016 was only 2.49%. If the Federal Reserve meets its inflation target of 2%, that means a real, pre-tax yield of only 0.49% – hardly fodder for nest egg building. Second, while today's valuations are not quite as extreme as in 1999, both are meaningful outliers in terms of long-term average earnings and cyclically adjusted earnings multiples. Thus, conservative investors are without a reasonable safe haven in the form of bonds, and equities are dangerously expensive as well, but in ways that are less obvious to the average investor (is 25x earnings today for the leading S&P 500 companies with no meaningful revenue growth less expensive than a P/E of 29x in 2000 when they at least manifested reasonably robust growth?). There is clearly an element of attrition from among bond investors who are seeking return in equities – a 3.5% dividend yield in a 'Dividend Aristocrat' or utility stock ETF beats a 2.5% Treasury. This is an added element to the money flows driving prices higher, in addition to our oft-mentioned artificial inflation of stock prices from the flow of money out of active equity management into indexation instruments like ETFs. We will resist our inclination to elaborate further upon this topic (our website has an extensive archive on these topics, awaiting any sleepless nights you may encounter) – although, to be sure, we will not turn down investments opportunities that arise as a result of these trends.
The days of true alpha generation through the previously described strategy employed in Omaha may be limited, at least as it applies to the stock market as most people understand it – 'the market'. Why? Well it's a complicated answer, but in short, the pricing mechanism in the market – which has shifted to the automatic purchases by index funds, which represent the marginal trade across the large-cap spectrum – has made it virtually impossible to find a company of adequate trading liquidity, with a capable management that is compounding book value at double digit rates, at a reasonable price. An index fund purchases its constituent stocks without regard to valuation; there is no factor for that in its rule set. Yet, this is the mechanism that is establishing the asset clearing prices. This is of paramount importance. The return from any investment is highly sensitive to the value at which it is purchased. Buying a company with these characteristics at over 30x adjusted earnings is far less likely to result in a positive investment experience than if purchased at a GAAP P/E of 15x.
We note adjusted because companies are now very fond of adjusting their GAAP earnings to exclude expenses for multiple one-time items (the ever-recurring non-recurring charges) and, more importantly, for non-cash based (stock based) compensation. True, this is not a cash expense, but it is also true that shareholders pay these employees in the form of future claims on earnings (dilution)! That is far more expensive. Back to the point, high quality businesses at low or even fair prices are few and far between. The days of stock picking within the S&P 500 Index and generating long-term excess returns without excess risk are likely a luxury of the past.

Fortunately for us, and for you as our investors, this is not the game that we play. Our strategy has always been to take the opportunities that are available, rather than rigidly adhere to a specific set of criteria regardless of changing market conditions. In fact, we have, at times, embraced selected companies with high sensitivity to broad market exposure ("beta") when we believed that valuations were unduly low and fundamentals poised to improve. However, for us, that has been an exception rather than the norm, and we do not believe this to be the case at present. In contrast, most managers do focus on such systemic exposures, for fear of underperforming their benchmark, especially in a period of prolonged market gains as we are currently experiencing.
So we still pore over our annual reports and industry data, completely undeterred by the scarcity of "easy" opportunities. Why? Because there will always be securities that are underfollowed or rejected due to institutional constraints and which will offer compelling opportunities based on company-specific fundamentals as opposed to the systemic factors that drive valuations of the broader market. Thus, the decidedly 'off market' exposure we incorporate, security by security, into a portfolio should mitigate market level influences.
We are satisfied with the absolute and relative returns of the Funds for the year. We believe that we achieved these results not by increasing the risk, but in fact by decreasing it. Additionally, we are far more comfortable accepting the type of risk embedded in the companies in the Funds than that of the overall market. We expect to compound upon the returns achieved this year, as the individual businesses grow intrinsic value over time. In the likely event that broad market valuations normalize to lower levels in the future, we are poised to deploy our cash allocation, positioning the portfolios for years to come.
Shareholders can continue to access additional information from our website, www.kineticsfunds.com. This website provides a broad array of information, including recent portfolio holdings, quarterly investment commentaries, conference call transcripts, newsflashes, recent performance data, and online access to account information.
Kinetics offers the following funds to investors:
The Paradigm Fund focuses on companies that we believe are valued attractively and currently have, or are expected to soon have, sustainable high business returns. The Fund has produced attractive risk adjusted returns since its inception, while maintaining amongst the lowest turnover rates in the industry. The Paradigm Fund is Kinetics' flagship fund.

The Multi-Disciplinary Income Fund seeks to utilize stock options and fixed-income investments in order to provide investors with equity-like returns, but with more muted volatility. At times, the options strategies of the Fund may cause the manager to purchase equity securities.
The Small Cap Opportunities Fund focuses on undervalued and special situation small capitalization equities that we believe have the potential for rewarding long-term investment results. The same investment fundamentals employed by The Paradigm Fund are used to identify such opportunities.
The Medical Fund is a sector fund, offering an investment in scientific discovery within the promising field of medical research, particularly in the development of cancer treatments and therapies. As a sector fund, The Medical Fund is likely to have heightened volatility.
The Internet Fund is a sector fund that focuses on companies engaged in the evolution of Internet-related developments. As such, this Fund has been, and is likely to continue to be, quite volatile. The Internet Fund is not designed to be a major component of one's equity exposure. More recently, this Fund has been focusing on content companies, which we believe will be the winners in the next generation of Internet development.
The Global Fund's mandate is focused on selecting long life cycle international companies that we believe can generate long-term wealth through their business operations. This Fund is presently identifying exciting opportunities in the more developed markets.
The Market Opportunities Fund focuses on those companies that benefit from increasing transactional volume or throughput, such as publicly-traded exchanges and credit card processors, or companies that act as facilitators, such as gaming companies, airports and publicly-traded toll roads.
The Alternative Income Fund seeks to provide current income and gains, with a secondary objective of obtaining long-term growth of capital. The Fund utilizes stock options and fixed-income investments and seeks to generate a total return that exceeds most short-term U.S. fixed income indexes, with limited market value variability.

Disclosure
This material is intended to be reviewed in conjunction with a current prospectus, which includes all fees and expenses that apply to a continued investment, as well as information regarding the risk factors, policies and objectives of the Funds. Read it carefully before investing.
Mutual Fund investing involves risk. Principal loss is possible. Because The Internet Fund, The Medical Fund and The Market Opportunities Fund invest in a single industry or geographic region, their shares are subject to a higher degree of risk than funds with a higher level of diversification. Internet, biotechnology and certain capital markets or gaming stocks are subject to a rate of change in technology, obsolescence and competition that is generally higher than that of other industries, hence they may experience extreme price and volume fluctuations.
International investing [for all Funds] presents special risks including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Accordingly, the share prices for these Funds are expected to be more volatile than that of U.S.-only funds. Past performance is no guarantee of future performance.
Because smaller companies [for The Small Cap Opportunities Fund] often have narrower markets and limited financial resources, they present more risk than larger, more well established, companies.
Non-investment grade debt securities [for all Funds], i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.
Further, options contain special risks including the imperfect correlation between the value of the option and the value of the underlying asset. Investments [for The Multi- Disciplinary Income Fund and The Alternative Income Fund] in futures, swaps and other derivative instruments may result in loss as derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Funds. To the extent the Funds segregate assets to cover derivative positions, they may impair their ability to meet current obligations, to honor requests for redemption and to manage the investments in a manner consistent with their respective investment objectives. Purchasing and writing put and call options and, in particular, writing "uncovered" options are highly specialized activities that entail greater than ordinary investment risk.
As non-diversified Funds, except The Global Fund, The Alternative Income Fund and The Multi-Disciplinary Income Fund, the value of Fund shares may fluctuate more than shares invested in a broader range of industries and companies. Unlike other investment companies that directly acquire and manage their own portfolios of securities, the Kinetics Mutual Funds pursue their investment objectives by investing all of their investable assets in a corresponding portfolio series of the Kinetics Portfolios Trust.
The information concerning the Funds included in the shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
The MSCI All Country World Index (MSCI ACWI) and the Standard & Poor's 500 Index (S&P 500) each represent an unmanaged, broad-basket of stocks. They are typically used as a proxy for overall market performance.
Distributor: Kinetics Funds Distributor LLC is not an affiliate of Kinetics Mutual Funds, Inc. Kinetics Funds Distributor LLC is an affiliate of Kinetics Asset Management LLC, Investment Adviser to Kinetics Mutual Funds, Inc.
For more information, log onto www.kineticsfunds.com. January 1, 2017 — Kinetics Asset Management LLC®

How a $10,000 Investment Has Grown:
The charts show the growth of a $10,000 investment in the Feeder Funds as compared to the performance of two or more representative market indices. The tables below the charts show the average annual total returns on an investment over various periods. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waivers and expense reimbursements made by the Adviser and the returns would have been lower if these waivers and expense reimbursements were not in effect. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original costs.
S&P 500 Index — is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is unmanaged and includes the reinvestment of dividends and does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise the S&P 500 may differ substantially from the securities in the Funds' portfolios. It is not possible to directly invest in an index.
NASDAQ Composite Index — is a broad-based capitalization-weighted index of all NASDAQ stocks. The NASDAQ Composite is unmanaged and does not include the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the NASDAQ Composite may differ substantially from the securities in the Funds' portfolios. It is not possible to directly invest in an index.
MSCI ACWI (All Country World Index) Index — is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The securities that compromise the MSCI ACWI may differ substantially from the securities in the Funds' portfolios. It is not possible to directly invest in an index.
Russell 2000 Index — is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The securities that compromise the Russell 2000 may differ substantially from the securities in the Funds' portfolio. It is not possible to directly invest in an index.
S&P 600 SmallCap Index — measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. The securities that comprise the S&P 600 may differ substantially from the securities in the Funds' portfolios. It is not possible to directly invest in an index.
MSCI EAFE® Index (Europe, Australasia, Far East) — is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The securities that compromise the MSCI EAFE may differ substantially from the securities in the Funds' portfolio. It is not possible to directly invest in an index.
Bloomberg Barclays U.S. 1-3 Year Credit Index — measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year and less than three years. The securities that compromise the Bloomberg Barclays U.S. 1-3 Year Credit Index may differ substantially from the securities in the Funds' portfolio. It is not possible to directly invest in an index.

Bloomberg Barclays U.S. Aggregate Bond Index — covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes multiple types of government and corporate-issued bonds, some of which are asset-backed. The securities that compromise the Bloomberg Barclays U.S. Aggregate Bond Index may differ substantially from the securities in the Funds' portfolio. It is not possible to directly invest in an index.
Bloomberg Barclays U.S. Corporate High Yield Bond Index — is composed of fixed-rate, publicly issued, non-investment grade debt. The securities that comprise the Bloomberg Barclays U.S. Corporate High Yield Bond Index may differ substantially from the securities in the Funds' portfolio. It is not possible to directly invest in an index.

The Internet Fund
December 31, 2006 — December 31, 2016

	Ended 12/31/2016
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite
One Year	2.59%	2.32%	-3.55%	1.83%	11.96%	7.50%
Five Years	11.49%	11.21%	9.90%	10.66%	14.66%	15.62%
Ten Years	8.34%	8.14%	7.51%	N/A	6.95%	8.34%
Twenty Years	14.09%	N/A	N/A	N/A	7.68%	7.40%
Since Inception
No Load Class
(10/21/96)	13.60%	N/A	N/A	N/A	7.85%	7.56%
Since Inception
Advisor Class A
(4/26/01)	N/A	6.49%	6.08%	N/A	5.97%	6.40%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	7.49%	6.73%	8.10%

(1)	Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average annual total returns.

The Global Fund
December 31, 2006 — December 31, 2016

	Ended 12/31/2016
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		MSCI
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	ACWI
One Year	14.40%	14.03%	7.44%	13.63%	11.96%	7.86%
Five Years	6.58%	6.38%	5.13%	5.81%	14.66%	9.36%
Ten Years	1.84%	N/A	N/A	N/A	6.95%	3.56%
Since Inception
No Load Class
(12/31/99)	-2.32%	N/A	N/A	N/A	4.51%	3.18%
Since Inception
Advisor Class A
(5/19/08)	N/A	2.33%	1.63%	N/A	7.69%	2.88%
Since Inception
Advisor Class C
(5/19/08)	N/A	N/A	N/A	1.73%	7.69%	2.88%

(1)	Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average annual total returns.

The Paradigm Fund
December 31, 2006 — December 31, 2016

	Ended 12/31/2016
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		MSCI
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	ACWI
One Year	20.45%	20.18%	13.28%	19.55%	20.73%	11.96%	7.86%
Five Years	13.96%	13.68%	12.34%	13.11%	14.19%	14.66%	9.36%
Ten Years	4.46%	4.20%	3.59%	3.67%	4.66%	6.95%	3.56%
Since Inception
No Load Class
(12/31/99)	8.73%	N/A	N/A	N/A	N/A	4.51%	3.18%
Since Inception
Advisor Class A
(4/26/01)	N/A	8.92%	8.51%	N/A	N/A	5.97%	4.96%
Since Inception
Advisor Class C
(6/28/02)	N/A	N/A	N/A	8.97%	N/A	7.97%	6.77%
Since Inception
Institutional Class
(5/27/05)	N/A	N/A	N/A	N/A	7.31%	7.79%	5.77%

(1)	Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average annual total returns.

The Medical Fund
December 31, 2006 — December 31, 2016

	Ended 12/31/2016
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite
One Year	-8.01%	-8.24%	-13.50%	-8.69%	11.96%	7.50%
Five Years	13.15%	12.88%	11.55%	12.31%	14.66%	15.62%
Ten Years	8.81%	8.56%	7.92%	N/A	6.95%	8.34%
Since Inception
No Load Class
(9/30/99)	9.08%	N/A	N/A	N/A	5.29%	3.98%
Since Inception
Advisor Class A
(4/26/01)	N/A	5.60%	5.20%	N/A	5.97%	6.40%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	7.61%	6.73%	8.10%

(1)	Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average annual total returns.

The Small Cap Opportunities Fund
December 31, 2006 — December 31, 2016 $30,000

	Ended 12/31/2016
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional	S&P	Russell	S&P
	Class	(No Load)	(Load Adjusted) (1)	Class C	Class	500	2000	600*
One Year	24.39%	24.06%	16.94%	23.45%	24.61%	11.96%	21.31%	26.56%
Five Years	15.37%	15.09%	13.73%	14.51%	15.61%	14.66%	14.46%	16.62%
Ten Years	4.83%	4.56%	3.95%	N/A	5.03%	6.95%	7.07%	9.03%
Since Inception
No Load Class
(3/20/00)	9.46%	N/A	N/A	N/A	N/A	4.61%	6.96%	9.73%
Since Inception
Advisor Class A
(12/31/01)	N/A	7.67%	7.25%	N/A	N/A	6.69%	8.49%	10.17%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	3.38%	N/A	6.73%	6.74%	8.68%
Since Inception
Institutional Class
(8/12/05)	N/A	N/A	N/A	N/A	7.03%	7.66%	8.00%	9.40%

(1)	Reflects front-end sales charge of 5.75%.

*	Effective April 30, 2017, the S&P 600 SmallCap Index will replace the Russell 2000 Index as a more appropriate comparative index for the Small Cap Opportunities Fund.
Returns for periods greater than one year are average annual total returns.

The Market Opportunities Fund
December 31, 2006 — December 31, 2016

	Ended 12/31/2016
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	MSCI EAFE
One Year	20.45%	20.15%	13.22%	19.52%	20.73%	11.96%	1.00%
Five Years	12.26%	12.00%	10.67%	11.43%	12.53%	14.66%	6.53%
Ten Years	5.22%	4.95%	4.34%	N/A	N/A	6.95%	0.75%
Since Inception
No Load Class
(1/31/06)	6.61%	N/A	N/A	N/A	N/A	7.53%	2.31%
Since Inception
Advisor Class A
(1/31/06)	N/A	6.34%	5.77%	N/A	N/A	7.53%	2.31%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	3.71%	N/A	6.73%	0.33%
Since Inception
Institutional Class
(5/19/08)	N/A	N/A	N/A	N/A	4.73%	7.69%	-0.30%

(1)	Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average total returns.

The Alternative Income Fund
June 29, 2007 — December 31, 2016

	Ended 12/31/2016
						Bloomberg	Bloomberg
						Barclays	Barclays
		Advisor	Advisor			U.S. 1-3	U.S.
	No Load	Class A	Class A	Advisor	Institutional	Year	Aggregate
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	Credit	Bond
One Year	4.00%	3.76%	-2.21%	3.23%	4.22%	2.11%	2.65%
Five Years	4.67%	4.39%	3.17%	3.87%	4.88%	1.84%	2.23%
Since Inception
No Load Class
(6/29/07)	0.21%	N/A	N/A	N/A	N/A	3.18%	4.47%
Since Inception
Advisor Class A
(6/29/07)	N/A	-0.04%	-0.66%	N/A	N/A	3.18%	4.47%
Since Inception
Advisor Class C
(6/29/07)	N/A	N/A	N/A	-0.53%	N/A	3.18%	4.47%
Since Inception
Institutional Class
(6/29/07)	N/A	N/A	N/A	N/A	0.46%	3.18%	4.47%

(1)	Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average total returns.

The Multi-Disciplinary Income Fund
February 11, 2008 — December 31, 2016

	Ended 12/31/2016
							Bloomberg
						Bloomberg	Barclays
						Barclays	U.S.
		Advisor	Advisor			U.S.	Corporate
	No Load	Class A	Class A	Advisor	Institutional	Aggregate	High
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	Bond	Yield Bond
One Year	10.41%	10.17%	3.80%	9.51%	10.61%	2.65%	17.13%
Five Years	5.90%	5.65%	4.41%	5.10%	6.10%	2.23%	7.36%
Since Inception
No Load Class
(2/11/08)	4.86%	N/A	N/A	N/A	N/A	3.91%	8.51%
Since Inception
Advisor Class A
(2/11/08)	N/A	4.61%	3.91%	N/A	N/A	3.91%	8.51%
Since Inception
Advisor Class C
(2/11/08)	N/A	N/A	N/A	4.08%	N/A	3.91%	8.51%
Since Inception
Institutional Class
(2/11/08)	N/A	N/A	N/A	N/A	5.06%	3.91%	8.51%

(1)	Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average total returns.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example
December 31, 2016
Shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvestments of dividends or other distributions made by a Fund, redemption fees, and exchange fees, and (2), ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help investors understand the ongoing costs (in dollars) of investing in a series of Kinetics Mutual Funds, Inc. (each a "Feeder Fund" and collectively the "Feeder Funds"), and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2016 and held for the entire period from July 1, 2016 to December 31, 2016.
Actual Expenses
The first line items of the table below provides information about actual account values and actual expenses before and after expense reimbursement. Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Feeder Fund invests all or generally all of its investable assets in a corresponding series of The Kinetics Portfolios Trust (each, a "Master Portfolio", and together the "Master Portfolios"), a separately registered investment company. The Master Portfolio, in turn, invests in securities. With this type of organization, expenses can accrue specifically to the Master Portfolio or the Feeder Fund or both. Each Feeder Fund records its proportionate share of the Master Portfolio's expenses, including directed brokerage credits, on a daily basis. Any expense reductions include Fund-specific expenses as well as the expenses allocated from the Master Portfolio.
The Feeder Funds will charge shareholder fees for outgoing wire transfers, returned checks, and exchanges executed by telephone between a Feeder Fund and any other Feeder Fund. The Feeder Funds' transfer agent charges a $5.00 transaction fee to shareholder accounts for telephone exchanges between any two Feeder Funds. The Feeder Funds' transfer agent does not charge a transaction fee for written exchange requests. IRA accounts are assessed a $15.00 annual fee. Finally, as a disincentive to market-timing transactions, the Feeder Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 30 days. These fees will be paid to the Feeder Funds to help offset transaction costs. The Feeder Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed not to be disadvantageous to the Feeder Funds or shareholders as described in the Feeder Funds' prospectus.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2016
You may use the information provided in the first line, together with the amounts you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line item of the table below provides information about hypothetical account values and hypothetical expenses before and after expense reimbursements based on the Feeder Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Feeder Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses one paid for the period. You may use this information to compare the ongoing costs of investing in the Feeder Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight one's ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help one determine the relative total costs of owning different funds. If these transactional costs had been included, one's costs would have been higher.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2016

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/16 to
	(7/1/16)	(12/31/16)	Ratio	12/31/16)

The Internet Fund
No Load Class Actual	$1,000.00	$1,067.40	1.87%	$9.72
No Load Class Hypothetical (5% return before expenses)	$1,000.00	$1,015.70	1.87%	$9.47
Advisor Class A Actual	$1,000.00	$1,065.80	2.12%	$11.01
Advisor Class A Hypothetical (5% return before expenses)	$1,000.00	$1,014.44	2.12%	$10.73
Advisor Class C Actual	$1,000.00	$1,063.30	2.62%	$13.59
Advisor Class C Hypothetical (5% return before expenses)	$1,000.00	$1,011.93	2.62%	$13.25
The Global Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,069.40	1.39%	$7.23
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,018.11	1.39%	$7.05
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,067.80	1.64%	$8.52
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.86	1.64%	$8.31
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,066.20	2.14%	$11.11
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,014.34	2.14%	$10.84

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2016

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/16 to
	(7/1/16)	(12/31/16)	Ratio	12/31/16)

The Paradigm Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,152.50	1.64%	$8.87
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.86	1.64%	$8.31
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,151.20	1.89%	$10.22
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,015.60	1.89%	$9.58
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,148.00	2.39%	$12.90
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.08	2.39%	$12.09
Institutional Class Actual - after expense reimbursement	$1,000.00	$1,153.50	1.44%	$7.79
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,017.86	1.44%	$7.30
The Medical Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,003.40	1.39%	$7.00
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,018.11	1.39%	$7.05
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,002.40	1.64%	$8.25
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.86	1.64%	$8.31
Advisor Class C Actual - after expense reimbursement	$1,000.00	$999.90	2.14%	$10.76
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,014.34	2.14%	$10.84

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2016

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/16 to
	(7/1/16)	(12/31/16)	Ratio	12/31/16)

The Small Cap Opportunities Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,169.40	1.64%	$8.94
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.86	1.64%	$8.31
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,167.70	1.89%	$10.30
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,015.60	1.89%	$9.58
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,164.70	2.39%	$13.00
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.08	2.39%	$12.09
Institutional Class Actual - after expense reimbursement	$1,000.00	$1,170.30	1.44%	$7.86
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,017.86	1.44%	$7.30
The Market Opportunities Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,147.00	1.64%	$8.85
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.86	1.64%	$8.31
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,145.80	1.89%	$10.19
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,015.60	1.89%	$9.58
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,143.00	2.39%	$12.87
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.08	2.39%	$12.09
Institutional Class Actual - after expense reimbursement	$1,000.00	$1,148.00	1.44%	$7.78
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,017.86	1.44%	$7.30

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2016

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/16 to
	(7/1/16)	(12/31/16)	Ratio	12/31/16)

The Alternative Income Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,020.10	0.95%	$4.82
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,020.32	0.95%	$4.82
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,018.90	1.20%	$6.09
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,019.07	1.20%	$6.09
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,016.40	1.70%	$8.62
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.55	1.70%	$8.62
Institutional Class Actual - after expense reimbursement	$1,000.00	$1,021.30	0.75%	$3.81
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,021.33	0.75%	$3.81
The Multi-Disciplinary Income Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,044.10	1.49%	$7.66
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,017.61	1.49%	$7.56
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,043.10	1.74%	$8.94
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.35	1.74%	$8.82
Advisor Class C Actual - after expense reimbursement	$1,000.00	$1,039.70	2.24%	$11.48
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.84	2.24%	$11.34
Institutional Class Actual - after expense reimbursement	$1,000.00	$1,045.10	1.29%	$6.63
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,018.61	1.29%	$6.55

Note:
Each Feeder Fund records its proportionate share of the respective Master Portfolio's expenses on a daily basis. Any expense reductions include Feeder Fund-specific expenses as well as the expenses allocated for the Master Portfolio.

*	Expenses are equal to the Feeder Fund's annualized expense ratio after expense reimbursement multiplied by the average account value over the period, multiplied by 184/366.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities
December 31, 2016

	The Internet	The Global
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$112,610,869	$7,534,930
Receivable from Adviser	—	9,178
Receivable for Master Portfolio interest sold	829,292	1,513
Receivable for Fund shares sold	40,649	724
Prepaid expenses and other assets	24,917	17,237
Total Assets	113,505,727	7,563,582
LIABILITIES:
Payable to Directors	3,052	193
Payable to Chief Compliance Officer	217	8
Payable for Fund shares repurchased	663,038	1,173
Payable for shareholder servicing fees	25,088	1,591
Payable for distribution fees	1,035	1,395
Fund distribution payable	206,903	1,064
Accrued expenses and other liabilities	49,860	12,711
Total Liabilities	949,193	18,135
Net Assets	$112,556,534	$7,545,447
NET ASSETS CONSIST OF:
Paid in capital	$68,446,546	$6,483,901
Accumulated net investment loss	(230,532)	(14,759)
Accumulated net realized gain (loss) on investments and foreign currency	6,141,296	(4,451)
Net unrealized appreciation on:
Investments and foreign currency	38,199,224	1,080,756
Net Assets	$112,556,534	$7,545,447
CALCULATION OF NET ASSET VALUE PER SHARE - NO LOAD CLASS:
Net Assets	$109,929,729	$5,316,303
Shares outstanding	2,795,324	1,015,936
Net asset value per share (offering price and redemption price)	$39.33	$5.23
CALCULATION OF NET ASSET VALUE PER SHARE - ADVISOR CLASS A:
Net Assets	$1,923,261	$308,769
Shares outstanding	51,193	59,483
Net asset value per share (redemption price)	$37.57	$5.19
Offering price per share ($37.57 divided by .9425 and $5.19 divided by .9425)	$39.86	$5.51
CALCULATION OF NET ASSET VALUE PER SHARE - ADVISOR CLASS C:
Net Assets	$703,544	$1,920,375
Shares outstanding	20,381	384,815
Net asset value per share (offering price and redemption price)	$34.52	$4.99

*
Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2016

	The Paradigm	The Medical
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$824,030,966	$21,661,494
Receivable from Adviser	—	12,121
Receivable for Master Portfolio interest sold	47,758	136,721
Receivable for Fund shares sold	1,147,676	13,984
Prepaid expenses and other assets	44,538	18,618
Total Assets	825,270,938	21,842,938
LIABILITIES:
Payable to Directors	20,086	620
Payable to Chief Compliance Officer	1,281	44
Payable for Fund shares repurchased	1,195,434	115,244
Payable for shareholder servicing fees	129,235	4,651
Payable for distribution fees	121,466	1,073
Fund distribution payable	—	35,461
Accrued expenses and other liabilities	192,768	16,766
Total Liabilities	1,660,270	173,859
Net Assets	$823,610,668	$21,669,079
NET ASSETS CONSIST OF:
Paid in capital	$1,107,476,195	$14,982,120
Accumulated net investment income (loss)	(7,293,652)	22,162
Accumulated net realized gain (loss) on investments and foreign currency	(543,167,570)	499,785
Net unrealized appreciation on:
Investments and foreign currency	266,595,695	6,165,012
Net Assets	$823,610,668	$21,669,079
CALCULATION OF NET ASSET VALUE PER SHARE - NO LOAD CLASS:
Net Assets	$336,837,026	$17,560,088
Shares outstanding	8,951,296	659,557
Net asset value per share (offering price and redemption price)	$37.63	$26.62
CALCULATION OF NET ASSET VALUE PER SHARE - ADVISOR CLASS A:
Net Assets	$103,920,557	$3,686,562
Shares outstanding	2,832,767	143,401
Net asset value per share (redemption price)	$36.69	$25.71
Offering price per share ($36.69 divided by .9425 and $25.71 divided by .9425)	$38.93	$27.28
CALCULATION OF NET ASSET VALUE PER SHARE - ADVISOR CLASS C:
Net Assets	$111,973,446	$422,429
Shares outstanding	3,228,483	16,907
Net asset value per share (offering price and redemption price)	$34.68	$24.99
CALCULATION OF NET ASSET VALUE PER SHARE - INSTITUTIONAL CLASS:
Net Assets	$270,879,639	N/A
Shares outstanding	7,167,924	N/A
Net asset value per share (offering price and redemption price)	$37.79	N/A

*
Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2016

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$205,154,299	$43,565,871
Receivable from Adviser	7,303	7,715
Receivable for Fund shares sold	334,550	324,781
Prepaid expenses and other assets	25,211	29,372
Total Assets	205,521,363	43,927,739
LIABILITIES:
Payable for Master Portfolio interest purchased	146,991	318,449
Payable to Directors	5,353	1,084
Payable to Chief Compliance Officer	347	63
Payable for Fund shares repurchased	187,559	6,332
Payable for shareholder servicing fees	35,516	8,797
Payable for distribution fees	8,683	3,755
Accrued expenses and other liabilities	57,417	20,804
Total Liabilities	441,866	359,284
Net Assets	$205,079,497	$43,568,455
NET ASSETS CONSIST OF:
Paid in capital	$298,650,352	$43,765,633
Accumulated net investment loss	(6,504,924)	(860,651)
Accumulated net realized loss on investments and foreign currency	(92,752,344)	(8,763,938)
Net unrealized appreciation on:
Investments and foreign currency	5,686,413	9,427,411
Net Assets	$205,079,497	$43,568,455
CALCULATION OF NET ASSET VALUE PER SHARE - NO LOAD CLASS:
Net Assets	$132,442,791	$32,177,983
Shares outstanding	3,262,431	1,762,277
Net asset value per share (offering price and redemption price)	$40.60	$18.26
CALCULATION OF NET ASSET VALUE PER SHARE - ADVISOR CLASS A:
Net Assets	$13,693,815	$4,537,124
Shares outstanding	346,214	251,079
Net asset value per share (redemption price)	$39.55	$18.07
Offering price per share ($39.55 divided by .9425 and $18.07 divided by .9425)	$41.96	$19.17
CALCULATION OF NET ASSET VALUE PER SHARE - ADVISOR CLASS C:
Net Assets	$8,426,288	$4,427,645
Shares outstanding	221,028	252,896
Net asset value per share (offering price and redemption price)	$38.12	$17.51
CALCULATION OF NET ASSET VALUE PER SHARE - INSTITUTIONAL CLASS:
Net Assets	$50,516,603	$2,425,703
Shares outstanding	1,227,263	131,417
Net asset value per share (offering price and redemption price)	$41.16	$18.46

*
Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2016

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$27,919,194	$99,604,318
Receivable from Adviser	14,625	26,760
Receivable for Master Portfolio interest sold	227,777	—
Receivable for Fund shares sold	47,564	470,693
Prepaid expenses and other assets	15,795	36,520
Total Assets	28,224,955	100,138,291
LIABILITIES:
Payable for Master Portfolio interest purchased	—	120,778
Payable to Directors	709	2,463
Payable to Chief Compliance Officer	48	138
Payable for Fund shares repurchased	275,056	326,734
Payable for shareholder servicing fees	2,629	7,813
Payable for distribution fees	1,733	6,618
Fund distribution payable	285	23,181
Accrued expenses and other liabilities	17,649	32,372
Total Liabilities	298,109	520,097
Net Assets	$27,926,846	$99,618,194
NET ASSETS CONSIST OF:
Paid in capital	$33,105,492	$102,632,454
Accumulated net investment income	13,501	37,906
Accumulated net realized loss on investments, foreign currency and written option contracts	(5,373,084)	(1,375,249)
Net unrealized appreciation (depreciation) on:
Investments and foreign currency	(34,679)	(1,681,452)
Written option contracts	215,616	4,535
Net Assets	$27,926,846	$99,618,194
CALCULATION OF NET ASSET VALUE PER SHARE - NO LOAD CLASS:
Net Assets	$5,663,573	$6,808,778
Shares outstanding	59,389	621,820
Net asset value per share (offering price and redemption price)	$95.36	$10.95
CALCULATION OF NET ASSET VALUE PER SHARE - ADVISOR CLASS A:
Net Assets	$2,458,183	$6,935,321
Shares outstanding	26,029	636,494
Net asset value per share (redemption price)	$94.44	$10.90
Offering price per share ($94.44 divided by .9425 and $10.90 divided by .9425)	$100.20	$11.56
CALCULATION OF NET ASSET VALUE PER SHARE - ADVISOR CLASS C:
Net Assets	$1,639,877	$7,789,607
Shares outstanding	17,956	721,850
Net asset value per share (offering price and redemption price)	$91.33	$10.79
CALCULATION OF NET ASSET VALUE PER SHARE - INSTITUTIONAL CLASS:
Net Assets	$18,165,213	$78,084,488
Shares outstanding	187,936	7,119,893
Net asset value per share (offering price and redemption price)	$96.66	$10.97

*
Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations
For the Year Ended December 31, 2016

	The Internet	The Global
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$92,200	$75,828
Interest	87,002	7,680
Income from securities lending	43,909	2,136
Expenses allocated from Master Portfolio	(1,594,906)	(116,396)
Net investment loss from Master Portfolio	(1,371,795)	(30,752)
EXPENSES:
Distribution fees — Advisor Class A	6,406	790
Distribution fees — Advisor Class C	5,747	13,203
Shareholder servicing fees — Advisor Class A	6,406	790
Shareholder servicing fees — Advisor Class C	1,916	4,401
Shareholder servicing fees — No Load Class	281,521	12,367
Transfer agent fees and expenses	118,908	18,114
Reports to shareholders	27,422	3,413
Administration fees	48,242	4,688
Professional fees	19,103	8,709
Directors' fees	11,493	683
Chief Compliance Officer fees	2,463	146
Registration fees	42,809	42,836
Fund accounting fees	5,702	340
Other expenses	5,837	321
Total expenses	583,975	110,801
Less, expense reimbursement	—	(115,583)
Net expenses	583,975	(4,782)
Net investment loss	(1,955,770)	(25,970)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	13,022,035	111,804
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,519,074)	854,717
Net gain on investments	4,502,961	966,521
Net increase in net assets resulting from operations	$2,547,191	$940,551
† Net of foreign taxes withheld of:	$—	$12,648
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2016

	The Paradigm	The Medical
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$3,041,000	$487,614
Interest	209,613	1,759
Income from securities lending	728,339	13,293
Expenses allocated from Master Portfolio	(10,294,746)	(342,964)
Net investment income (loss) from Master Portfolio	(6,315,794)	159,702
EXPENSES:
Distribution fees — Advisor Class A	264,934	11,194
Distribution fees — Advisor Class C	815,534	3,719
Shareholder servicing fees — Advisor Class A	264,934	11,194
Shareholder servicing fees — Advisor Class C	271,845	1,240
Shareholder servicing fees — No Load Class	685,969	48,102
Shareholder servicing fees — Institutional Class	526,286	—
Transfer agent fees and expenses	235,463	25,311
Reports to shareholders	109,209	6,294
Administration fees	312,746	10,155
Professional fees	78,119	10,430
Directors' fees	72,894	2,458
Chief Compliance Officer fees	15,529	524
Registration fees	65,536	42,894
Fund accounting fees	36,363	1,213
Other expenses	38,395	1,220
Total expenses	3,793,756	175,948
Less, expense waiver for Institutional Class shareholder servicing fees	(394,714)	—
Less, expense reimbursement	(802,836)	(167,424)
Net expenses	2,596,206	8,524
Net investment income (loss)	(8,912,000)	151,178
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	77,793,743	1,820,994
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	64,985,193	(4,341,168)
Net gain (loss) on investments	142,778,936	(2,520,174)
Net increase (decrease) in net assets resulting from operations	$133,866,936	$(2,368,996)
† Net of foreign taxes withheld of:	$189,900	$17,717
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2016

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$883,055	$244,631
Interest	38,879	22,825
Income from securities lending	299,492	4,643
Expenses allocated from Master Portfolio	(2,722,288)	(564,979)
Net investment loss from Master Portfolio	(1,500,862)	(292,880)
EXPENSES:
Distribution fees — Advisor Class A	32,444	10,228
Distribution fees — Advisor Class C	60,723	30,814
Shareholder servicing fees — Advisor Class A	32,444	10,228
Shareholder servicing fees — Advisor Class C	20,241	10,271
Shareholder servicing fees — No Load Class	322,890	74,806
Shareholder servicing fees — Institutional Class	100,045	3,894
Transfer agent fees and expenses	63,745	27,922
Reports to shareholders	35,086	6,673
Administration fees	82,838	18,377
Professional fees	26,612	11,818
Directors' fees	19,265	3,924
Chief Compliance Officer fees	4,107	826
Registration fees	55,574	51,410
Fund accounting fees	9,417	1,935
Other expenses	10,351	2,009
Total expenses	875,782	265,135
Less, expense waiver for Institutional Class shareholder servicing fees	(75,034)	(2,920)
Less, expense reimbursement	(245,774)	(132,910)
Net expenses	554,974	129,305
Net investment loss	(2,055,836)	(422,185)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	3,396,417	2,288,261
Net change in unrealized appreciation of:
Investments and foreign currency	41,387,172	5,650,095
Net gain on investments	44,783,589	7,938,356
Net increase in net assets resulting from operations	$42,727,753	$7,516,171
† Net of foreign taxes withheld of:	$25,622	$10,201
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2016

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends	$96,244	$592,985
Interest	153,526	4,182,675
Income from securities lending	—	131,014
Expenses allocated from Master Portfolio	(293,119)	(1,231,242)
Net investment income (loss) from Master Portfolio	(43,349)	3,675,432
EXPENSES:
Distribution fees — Advisor Class A	5,412	16,985
Distribution fees — Advisor Class C	11,600	63,469
Shareholder servicing fees — Advisor Class A	5,412	16,985
Shareholder servicing fees — Advisor Class C	3,867	21,156
Shareholder servicing fees — No Load Class	11,943	15,291
Shareholder servicing fees — Institutional Class	36,414	135,515
Transfer agent fees and expenses	25,292	36,945
Reports to shareholders	6,750	24,310
Administration fees	13,186	38,960
Professional fees	10,570	16,159
Directors' fees	2,623	8,503
Chief Compliance Officer fees	559	1,789
Registration fees	52,152	58,945
Fund accounting fees	1,297	4,110
Other expenses	1,404	4,578
Total expenses	188,481	463,700
Less, expense waiver for Institutional Class shareholder servicing fees	(27,311)	(101,637)
Less, expense reimbursement	(220,079)	(320,325)
Net expenses	(58,909)	41,738
Net investment income	15,560	3,633,694
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	(33,320)	(927,068)
Written option contracts expired or closed	1,006,671	—
Long term realized gain distributions received from other investment companies	—	5,217
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	85,041	5,842,910
Written option contracts	(9,203)	4,535
Net gain on investments	1,049,189	4,925,594
Net increase in net assets resulting from operations	$1,064,749	$8,559,288
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
OPERATIONS:
Net investment loss	$(1,955,770)	$(2,189,641)	$(25,970)	$(38,520)
Net realized gain (loss) on sale of investments and foreign currency	13,022,035	29,301,430	111,804	(13,187)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(8,519,074)	(34,664,097)	854,717	(1,093,822)
Net increase (decrease) in net assets resulting from operations	2,547,191	(7,552,308)	940,551	(1,145,529)
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net realized gains	(8,879,758)	(26,681,831)	(21,202)	(2,696)
Total distributions	(8,879,758)	(26,681,831)	(21,202)	(2,696)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net realized gains	(169,077)	(694,561)	(1,243)	(214)
Total distributions	(169,077)	(694,561)	(1,243)	(214)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net realized gains	(63,603)	(208,100)	(8,029)	(950)
Total distributions	(63,603)	(208,100)	(8,029)	(950)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	1,046,833	2,001,938	484,783	629,971
Redemption fees	94	280	26	16
Proceeds from shares issued to holders in reinvestment of dividends	8,711,883	26,075,719	20,774	2,651
Cost of shares redeemed	(15,786,204)	(22,965,971)	(584,869)	(1,850,431)
Net increase (decrease) in net assets resulting from capital share transactions	(6,027,394)	5,111,966	(79,286)	(1,217,793)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	368,808	498,273	15,934	32,700
Redemption fees	—	—	20	—
Proceeds from shares issued to holders in reinvestment of dividends	132,819	486,647	910	144
Cost of shares redeemed	(1,422,733)	(2,255,954)	(123,596)	(88,790)
Net decrease in net assets resulting from capital share transactions	(921,106)	(1,271,034)	(106,732)	(55,946)
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	$177,434	$64,898	$181,562	$376,565
Proceeds from shares issued to holders in reinvestment of dividends	60,833	184,873	7,727	913
Cost of shares redeemed	(325,978)	(244,020)	(103,278)	(95,637)
Net increase (decrease) in net assets resulting from capital share transactions	(87,711)	5,751	86,011	281,841
TOTAL INCREASE (DECREASE)
IN NET ASSETS:	(13,601,458)	(31,290,117)	810,070	(2,141,287)
NET ASSETS:
Beginning of year	126,157,992	157,448,109	6,735,377	8,876,664
End of year*	$112,556,534	$126,157,992	$7,545,447	$6,735,377
* Including undistributed net investment income (loss) of:	$(230,532)	$169,841	$(14,759)	$20,652
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	25,912	36,786	99,946	120,133
Shares issued in reinvestments of dividends and distributions	221,507	626,220	3,972	579
Shares redeemed	(387,166)	(423,965)	(121,826)	(358,003)
Net increase (decrease) in shares outstanding	(139,747)	239,041	(17,908)	(237,291)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	9,415	10,165	3,331	5,948
Shares issued in reinvestments of dividends and distributions	3,535	12,157	175	32
Shares redeemed	(36,091)	(42,328)	(26,471)	(17,182)
Net decrease in shares outstanding	(23,141)	(20,006)	(22,965)	(11,202)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	4,936	1,442	39,782	72,350
Shares issued in reinvestments of dividends and distributions	1,762	4,964	1,548	208
Shares redeemed	(9,057)	(5,004)	(22,287)	(18,599)
Net increase (decrease) in shares outstanding	(2,359)	1,402	19,043	53,959
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
OPERATIONS:
Net investment income (loss)	$(8,912,000)	$(10,293,286)	$151,178	$55,412
Net realized gain on sale of investments and foreign currency	77,793,743	126,371,030	1,820,994	1,638,460
Net change in unrealized appreciation (depreciation) of investments and foreign currency	64,985,193	(195,382,777)	(4,341,168)	(49,483)
Net increase (decrease) in net assets resulting from operations	133,866,936	(79,305,033)	(2,368,996)	1,644,389
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	—	—	(137,517)	(84,526)
Net realized gains	—	—	(830,858)	(1,347,587)
Total distributions	—	—	(968,375)	(1,432,113)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	—	—	(13,525)	(15,037)
Net realized gains	—	—	(182,376)	(399,324)
Total distributions	—	—	(195,901)	(414,361)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	—	—	—	(1,491)
Net realized gains	—	—	(21,406)	(39,592)
Total distributions	—	—	(21,406)	(41,083)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	71,124,008	17,121,608	734,660	1,611,927
Redemption fees	5,502	3,163	68	167
Proceeds from shares issued to holders in reinvestment of dividends	—	—	954,798	1,415,177
Cost of shares redeemed	(77,240,016)	(219,664,621)	(3,621,222)	(2,631,095)
Net increase (decrease) in net assets resulting from capital share transactions	(6,110,506)	(202,539,850)	(1,931,696)	396,176
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$7,383,372	$12,953,817	$451,900	$2,509,621
Redemption fees	267	288	60	36
Proceeds from shares issued to holders in reinvestment of dividends	—	—	180,459	342,177
Cost of shares redeemed	(49,899,412)	(42,179,329)	(2,471,535)	(965,699)
Net increase (decrease) in net assets resulting from capital share transactions	(42,515,773)	(29,225,224)	(1,839,116)	1,886,135
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	4,653,364	9,780,718	6,374	124,759
Redemption fees	861	14	—	—
Proceeds from shares issued to holders in reinvestment of dividends	—	—	14,965	26,746
Cost of shares redeemed	(26,116,371)	(19,394,054)	(132,593)	(169,942)
Net decrease in net assets resulting from capital share transactions	(21,462,146)	(9,613,322)	(111,254)	(18,437)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	57,494,542	70,078,418	N/A	N/A
Redemption fees	4,908	3,111	N/A	N/A
Proceeds from shares issued to holders in reinvestment of dividends	—	—	N/A	N/A
Cost of shares redeemed	(135,527,003)	(86,840,860)	N/A	N/A
Net decrease in net assets resulting from capital share transactions	(78,027,553)	(16,759,331)	N/A	N/A
TOTAL INCREASE (DECREASE)
IN NET ASSETS:	(14,249,042)	(337,442,760)	(7,436,744)	2,020,706
NET ASSETS:
Beginning of year	837,859,710	1,175,302,470	29,105,823	27,085,117
End of year*	$823,610,668	$837,859,710	$21,669,079	$29,105,823
* Including undistributed net investment income (loss) of:	$(7,293,652)	$(6,856,178)	$22,162	$22,011
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	2,015,977	493,728	26,060	48,158
Shares issued in reinvestments of dividends and distributions	—	—	35,868	45,725
Shares redeemed	(2,413,372)	(6,455,849)	(129,197)	(80,322)
Net increase (decrease) in shares outstanding	(397,395)	(5,962,121)	(67,269)	13,561
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	223,808	383,607	16,960	76,179
Shares issued in reinvestments of dividends and distributions	—	—	7,019	11,452
Shares redeemed	(1,639,715)	(1,285,358)	(91,635)	(30,673)
Net increase (decrease) in shares outstanding	(1,415,907)	(901,751)	(67,656)	56,958
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	156,056	301,266	255	3,988
Shares issued in reinvestments of dividends and distributions	—	—	599	918
Shares redeemed	(857,941)	(615,520)	(5,051)	(5,439)
Net decrease in shares outstanding	(701,885)	(314,254)	(4,197)	(533)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	1,715,989	2,051,253	N/A	N/A
Shares issued in reinvestments of dividends and distributions	—	—	N/A	N/A
Shares redeemed	(4,199,430)	(2,559,551)	N/A	N/A
Net decrease in shares outstanding	(2,483,441)	(508,298)	N/A	N/A
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
OPERATIONS:
Net investment loss	$(2,055,836)	$(2,872,798)	$(422,185)	$(495,653)
Net realized gain on sale of investments and foreign currency	3,396,417	40,425,317	2,288,261	5,054,165
Net change in unrealized appreciation (depreciation) of investments and foreign currency	41,387,172	(72,350,360)	5,650,095	(8,992,319)
Net increase (decrease) in net assets resulting from operations	42,727,753	(34,797,841)	7,516,171	(4,433,807)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	6,517,422	6,489,018	621,393	452,522
Redemption fees	3,423	5,582	80	—
Cost of shares redeemed	(46,268,511)	(90,933,245)	(5,340,260)	(3,387,672)
Net decrease in net assets resulting from capital share transactions	(39,747,666)	(84,438,645)	(4,718,787)	(2,935,150)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	1,044,917	4,354,298	518,836	464,968
Redemption fees	126	164	—	4
Cost of shares redeemed	(4,883,859)	(12,725,934)	(1,215,323)	(4,206,822)
Net decrease in net assets resulting from capital share transactions	(3,838,816)	(8,371,472)	(696,487)	(3,741,850)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	425,153	1,540,034	69,290	147,771
Redemption fees	99	—	—	—
Cost of shares redeemed	(2,510,620)	(4,144,013)	(470,568)	(727,287)
Net decrease in net assets resulting from capital share transactions	(2,085,368)	(2,603,979)	(401,278)	(579,516)
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	$18,338,379	$37,700,129	$851,210	$277,363
Redemption fees	68	5,630	—	—
Cost of shares redeemed	(30,302,253)	(40,526,909)	(1,148,652)	(772,372)
Net decrease in net assets resulting from capital share transactions	(11,963,806)	(2,821,150)	(297,442)	(495,009)
TOTAL INCREASE (DECREASE)
IN NET ASSETS:	(14,907,903)	(133,033,087)	1,402,177	(12,185,332)
NET ASSETS:
Beginning of year	219,987,400	353,020,487	42,166,278	54,351,610
End of year*	$205,079,497	$219,987,400	$43,568,455	$42,166,278
* Including undistributed net investment loss of:	$(6,504,924)	$(4,080,361)	$(860,651)	$(587,426)
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	174,596	176,696	36,332	26,996
Shares redeemed	(1,355,350)	(2,482,816)	(334,070)	(204,096)
Net decrease in shares outstanding	(1,180,754)	(2,306,120)	(297,738)	(177,100)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	29,681	120,018	30,539	27,989
Shares redeemed	(149,461)	(356,455)	(78,792)	(260,043)
Net decrease in shares outstanding	(119,780)	(236,437)	(48,253)	(232,054)
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	12,743	44,364	4,450	9,142
Shares redeemed	(77,943)	(122,629)	(30,070)	(45,272)
Net decrease in shares outstanding	(65,200)	(78,265)	(25,620)	(36,130)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	517,218	999,079	48,793	16,350
Shares redeemed	(841,757)	(1,134,556)	(71,360)	(47,445)
Net decrease in shares outstanding	(324,539)	(135,477)	(22,567)	(31,095)
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
OPERATIONS:
Net investment income	$15,560	$38,206	$3,633,694	$4,426,691
Net realized gain (loss) on sale of investments, foreign currency and written options and distributions received from other investment companies	973,351	1,242,092	(921,851)	(1,550,562)
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	75,838	(331,341)	5,847,445	(4,902,242)
Net increase (decrease) in net assets resulting from operations	1,064,749	948,957	8,559,288	(2,026,113)
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	—	—	(243,392)	(191,179)
Net realized gains	—	—	—	(7,624)
Total distributions	—	—	(243,392)	(198,803)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	—	—	(244,116)	(227,693)
Net realized gains	—	—	—	(9,565)
Total distributions	—	—	(244,116)	(237,258)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	—	—	(270,362)	(157,175)
Net realized gains	—	—	—	(8,371)
Total distributions	—	—	(270,362)	(165,546)
DISTRIBUTIONS TO SHAREHOLDERS —
INSTITUTIONAL CLASS:
Net investment income	(20,871)	(19,394)	(2,878,143)	(2,377,868)
Net realized gains	—	—	—	(85,793)
Total distributions	(20,871)	(19,394)	(2,878,143)	(2,463,661)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	3,521,065	1,687,199	3,282,631	471,133
Redemption fees	83	3,409	—	40
Proceeds from shares issued to holders in reinvestment of dividends	—	—	217,222	186,758
Cost of shares redeemed	(2,617,868)	(5,521,196)	(3,147,154)	(4,348,492)
Net increase (decrease) in net assets resulting from capital share transactions	903,280	(3,830,588)	352,699	(3,690,561)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$2,413,212	$761,205	$1,787,413	$886,482
Redemption fees	121	—	—	367
Proceeds from shares issued to holders in reinvestment of dividends	—	—	196,656	215,606
Cost of shares redeemed	(1,610,735)	(775,056)	(4,202,005)	(4,138,991)
Net increase (decrease) in net assets resulting from capital share transactions	802,598	(13,851)	(2,217,936)	(3,036,536)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	557,339	151,620	337,454	516,516
Redemption fees	—	488	—	—
Proceeds from shares issued to holders in reinvestment of dividends	—	—	259,640	154,744
Cost of shares redeemed	(325,872)	(331,488)	(2,571,306)	(1,365,971)
Net increase (decrease) in net assets resulting from capital share transactions	231,467	(179,380)	(1,974,212)	(694,711)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	5,245,676	3,555,305	24,968,968	29,981,522
Redemption fees	844	1,283	101	804
Proceeds from shares issued to holders in reinvestment of dividends	20,587	19,163	2,872,502	2,462,293
Cost of shares redeemed	(8,066,853)	(10,871,931)	(19,634,005)	(64,984,222)
Net increase (decrease) in net assets resulting from capital share transactions	(2,799,746)	(7,296,180)	8,207,566	(32,539,603)
TOTAL INCREASE (DECREASE)
IN NET ASSETS:	181,477	(10,390,436)	9,291,392	(45,052,792)
NET ASSETS:
Beginning of year	27,745,369	38,135,805	90,326,802	135,379,594
End of year*	$27,926,846	$27,745,369	$99,618,194	$90,326,802
* Including undistributed net investment income of:	$13,501	$18,812	$37,906	$40,102

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	37,588	18,558	300,961	43,279
Shares issued in reinvestments of dividends and distributions	—	—	20,220	17,449
Shares redeemed	(28,043)	(60,805)	(291,199)	(405,296)
Net increase (decrease) in shares outstanding	9,545	(42,247)	29,982	(344,568)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	26,098	8,362	164,532	82,960
Shares issued in reinvestments of dividends and distributions	—	—	18,414	20,254
Shares redeemed	(17,258)	(8,696)	(398,656)	(393,862)
Net increase (decrease) in shares outstanding	8,840	(334)	(215,710)	(290,648)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	6,247	1,735	31,674	48,420
Shares issued in reinvestments of dividends and distributions	—	—	24,563	14,642
Shares redeemed	(3,618)	(3,794)	(244,973)	(129,094)
Net increase (decrease) in shares outstanding	2,629	(2,059)	(188,736)	(66,032)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	55,022	38,472	2,287,520	2,758,151
Shares issued in reinvestments of dividends and distributions	213	206	266,595	229,675
Shares redeemed	(85,460)	(118,650)	(1,838,511)	(6,066,130)
Net increase (decrease) in shares outstanding	(30,225)	(79,972)	715,604	(3,078,304)
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements
December 31, 2016
1. Organization
Kinetics Mutual Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is incorporated in the State of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund ("Internet"), The Global Fund ("Global"), The Paradigm Fund ("Paradigm"), The Medical Fund ("Medical"), The Small Cap Opportunities Fund ("Small Cap"), The Market Opportunities Fund ("Market Opportunities"), The Alternative Income Fund ("Alternative Income"), and The Multi-Disciplinary Income Fund ("Multi-Disciplinary Income"). Investment operations of the Company began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Global and Paradigm), March 20, 2000 (Small Cap), January 31, 2006 (Market Opportunities), June 29, 2007 (Alternative Income), and February 11, 2008 (Multi-Disciplinary Income). Each series, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio series (each a "Master Portfolio" and collectively the "Master Portfolios") of Kinetics Portfolios Trust (the "Trust").
On April 28, 2000 (January 31, 2006, with respect to Market Opportunities, June 29, 2007, with respect to Alternative Income, and February 11, 2008, with respect to Multi-Disciplinary Income), each series in the Company entered into a master-feeder fund structure. By entering into this structure, each series (each a "Feeder Fund" and collectively, the "Feeder Funds") invested all of its assets in a corresponding Master Portfolio which had the same investment objective as the Feeder Fund. Each Master Portfolio has multiple feeder funds. Each Feeder Fund receives a proportionate amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
Each Feeder Fund's respective interest in the corresponding Master Portfolio as of December 31, 2016, is as follows:

Interest in
Master Portfolio
The Internet Fund	99.983%
The Global Fund	99.906%
The Paradigm Fund	98.551%
The Medical Fund	99.853%
The Small Cap Opportunities Fund	99.978%
The Market Opportunities Fund	99.960%
The Alternative Income Fund	99.562%
The Multi-Disciplinary Income Fund	99.830%
Prior to the conversion to a master-feeder fund structure on April 28, 2000, each then existing series conducted its own investment operations.
As of December 31, 2016, each of the Feeder Funds offers Advisor Class A shares. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%.
As of December 31, 2016, each of the Feeder Funds offers Advisor Class C shares. Advisor Class C shares are subject to an annual Rule 12b-1 fee of 0.75% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. If you sell your Advisor Class C shares within 12 months of purchase, you will have to pay a contingent deferred sales charge of 1.00%, which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.
As of December 31, 2016, each of the Feeder Funds offers No Load Class shares. No Load Class shares are subject to a shareholder servicing fee of 0.25% of average daily net assets but do not have 12b-1 fees or a sales charge.
As of December 31, 2016, the Paradigm, Small Cap, Market Opportunities, Alternative Income, and Multi-Disciplinary Income Funds offer Institutional Class shares. Institutional Class shares are subject to a shareholder servicing fee of 0.20% of average daily net assets but do not have 12b-1 fees or a sales charge. The Adviser has voluntarily agreed to waive the portion of the Institutional Class shareholder servicing fee in excess of 0.05%.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
Each class of shares for each Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A and Advisor Class C shares, the front-end sales charge on the Advisor Class A shares, the contingent deferred sales charge on Class C, the shareholder servicing fees paid by the Advisor Class A, Advisor Class C, No Load Class and Institutional Class shares, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. Shares of each Feeder Fund will assess a 2.00% redemption fee (with exceptions) on shares redeemed or exchanged within 30 days of purchase. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.
Refer to the Master Portfolios' financial statements to obtain information about the investment objective of the corresponding Feeder Fund. The financial statements of the Master Portfolios, including the portfolios of investments, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.
2. Significant Accounting Policies
Security Valuation
 Master Portfolio securities that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Foreign securities are valued by an independent pricing service. In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange ("NYSE"), "fair value" will be determined. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. If the composite option price is not available, the mean between the highest bid and the lowest asked quotations at the close of the exchanges will be used. If none of the above are available, exchange-traded options are valued at a quote provided by third party pricing agents. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean of the current bid and asked prices. If none of the third party pricing agents publish a price and it is the day of expiration, expiring options will be priced at intrinsic value. Debt obligations (including convertible securities) that are either investment grade or non-investment grade and irrespective of days to maturity will be valued as follows: Debt securities are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds are valued at their reported net asset value ("NAV").
Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2016, 0.02%, 0.00% and 0.00% of the net assets of The Internet Portfolio, The Paradigm Portfolio and The Market Opportunities Portfolio, respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at December 31, 2016.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
Repurchase Agreements
 Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust's policy that the Master Portfolios receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.
Written Options
 The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or unencumbered, liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.
Foreign Currency Translations
 The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.
Restricted and Illiquid Securities
 The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2016, the following Master Portfolios held securities restricted to institutional investors (144A securities):

		Percentage of
	Market Value	Net Assets
The Multi-Disciplinary Income Portfolio	$24,007,197	24.06%
An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Master Portfolio has valued the investment. At December 31, 2016, the following Master Portfolios held illiquid securities:

			Percentage of
	Market Value		Net Assets
The Internet Portfolio	$26,368		0.02%
The Paradigm Portfolio	—	*	0.00%
The Market Opportunities Portfolio	—	*	0.00%
The Multi-Disciplinary Income Portfolio	189,000		0.19%

*	Amount is less than $0.50.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
When-Issued Securities
 The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.
Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.
Expense Allocation
 Common expenses incurred by Feeder Funds are allocated among the Feeder Funds (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Feeder Funds, depending on the nature of the expenditure.
Each Feeder Fund records its proportionate share of the corresponding Master Portfolio's expenses on a daily basis. In addition, each Feeder Fund accrues its own separate expenses. Any cap on expenses includes Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.
Federal Income Taxes
 Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio via its investment in a Feeder Fund will be subject to taxation on its share of the Master Portfolio's ordinary income and capital gains. It is intended that the Master Portfolio's

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
assets will be managed so an investor in the Master Portfolio via its investment in a Feeder Fund can satisfy the requirements of subchapter M of the Internal Revenue Code.
It is the Feeder Funds' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Feeder Funds intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and gain items for financial statement and tax purposes. Additionally, the Feeder Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.
There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2016, open tax years include the tax years ended December 31, 2013, through 2016. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Use of Estimates
 The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.
Other
 Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Other

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Company's understanding of the applicable country's tax rules and rates.
3. Investment Adviser
 The Trust has entered into Investment Advisory Agreements (the "Agreements") with Kinetics Asset Management LLC (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio's average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio's average daily net assets.
The Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain operating expenses as deemed appropriate through at least May 1, 2017. The Adviser may discontinue the waiver/reimbursement at any time after May 1, 2017; these waivers/reimbursements are not subject to recapture. Below are operating expense limitations by Feeder Fund and share class:

	The Internet	The Global
	Fund	Fund
No Load Class	1.89%	1.39%
Class A	2.14%	1.64%
Class C	2.64%	2.14%

	The Paradigm	The Medical
	Fund	Fund
No Load Class	1.64%	1.39%
Class A	1.89%	1.64%
Class C	2.39%	2.14%
Institutional Class	1.44%	NA

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
No Load Class	1.64%	1.64%
Class A	1.89%	1.89%
Class C	2.39%	2.39%
Institutional Class	1.44%	1.44%

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016

	The Alternative	The Multi-
	Income	Disciplinary Income
	Fund	Fund
No Load Class	0.95%	1.49%
Class A	1.20%	1.74%
Class C	1.70%	2.24%
Institutional Class	0.75%	1.29%
For the year ended December 31, 2016, the rate earned by the Adviser from the Master Portfolios and the waived fees/reimbursed expenses for the Feeder Funds are as follows:

	The Internet	The Global
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$—	$115,583

	The Paradigm	The Medical
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$802,836	$167,424
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$394,714	N/A

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$245,774	$132,910
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$75,034	$2,920

	The Alternative	The Multi-
	Income	Disciplinary Income
	Fund	Fund
Annual Advisory Rate	0.90%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$220,079	$320,325
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$27,311	$101,637

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
The Adviser receives the shareholder servicing fees from the No Load Class, Advisor Class A and Advisor Class C shares of a Feeder Fund pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Feeder Fund's average daily net assets attributable to No Load Class, Advisor Class A and Advisor Class C shares, respectively. For the Institutional Class, the Adviser receives a shareholder servicing fee pursuant to a shareholder servicing agreement in the amount equal to 0.20% of a Feeder Fund's average daily net assets attributable to Institutional Class shares. At this time, the Adviser has contractually agreed to waive and/or reimburse the portion of the Institutional Class shareholder servicing fee in excess of 0.05% of a Feeder Fund's average daily net assets attributable to Institutional Class shares until at least May 1, 2017. For the year ended December 31, 2016, the Adviser waived amounts depicted in the above table in shareholder servicing fees for the Institutional Class of the Paradigm, Small Cap, Market Opportunities, Alternative Income, and Multi-Disciplinary Income Funds.

Shareholder Servicing
Expenses for the
year ended
December 31, 2016
The Internet Fund	$289,843
The Global Fund	17,558
The Paradigm Fund	1,749,034
The Medical Fund	60,536
The Small Cap Opportunities Fund	475,620
The Market Opportunities Fund	99,199
The Alternative Income Fund	57,636
The Multi-Disciplinary Income Fund	188,947
The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents that have a written shareholder servicing agreement with the Adviser and that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Feeder Funds.
For the year ended December 31, 2016, the Feeder Funds were allocated $26,000 for the services of the Chief Compliance Officer employed by the Adviser.
The Company, on behalf of the Feeder Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (each a "12b-1 Plan"). One 12b-1 Plan is for Advisor Class A shares, while the other

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
12b-1 Plan is for Advisor Class C shares. Under the 12b-1 Plan for Advisor Class A shares, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of Advisor Class A shares to the Distributor or other qualified recipients under the 12b-1 Plan. During the year ended December 31, 2016, payments under the 12b-1 Plan for the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Alternative Income, and Multi-Disciplinary Income Funds were limited to 0.25% of the average daily net asset value of such shares of such Funds. Under the second 12b-1 Plan, Advisor Class C shares pay an annual rate of 0.75% of the average daily net asset value of such shares.

	12b-1 Expenses for
	the year ended
	December 31, 2016
	Advisor Class A	Advisor Class C
The Internet Fund	$6,406	$5,747
The Global Fund	790	13,203
The Paradigm Fund	264,934	815,534
The Medical Fund	11,194	3,719
The Small Cap Opportunities Fund	32,444	60,723
The Market Opportunities Fund	10,228	30,814
The Alternative Income Fund	5,412	11,600
The Multi-Disciplinary Income Fund	16,985	63,469
Kinetics Funds Distributor, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

Distributor Sales
Load Fees for
the year ended
December 31, 2016
The Internet Fund	$593
The Global Fund	—
The Paradigm Fund	10,531
The Medical Fund	1,757
The Small Cap Opportunities Fund	2,158
The Market Opportunities Fund	1,710
The Alternative Income Fund	1,760
The Multi-Disciplinary Income Fund	1,497

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
4. Reclassification of Capital Accounts
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, each Feeder Fund recorded the following reclassifications to the accounts listed below:

	INCREASE/(DECREASE)
	Accumulated
	Net	Accumulated
	Investment	Net Realized
	Income	Gain
	(Loss)	(Loss)	Paid In Capital
The Internet Fund	$1,555,397	$(908,996)	$(646,401)
The Global Fund	(9,441)	(1,573)	11,014
The Paradigm Fund	8,474,526	642,233	(9,116,759)
The Medical Fund	15	(219,758)	219,743
The Small Cap Opportunities Fund	(368,727)	1,467,202	(1,098,475)
The Market Opportunities Fund	148,960	5,760,607	(5,909,567)
The Alternative Income Fund	—	—	—
The Multi-Disciplinary Income Fund	123	(123)	—
5. Income Taxes
At December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Internet	Global	Paradigm	Medical
Net Unrealized Appreciation	$37,973,570	$1,045,546	$256,738,996	$6,098,201
Undistributed Ordinary Income	—	17,088	—	25,066
Undistributed Long-Term
Capital Gains	6,573,853	—	—	599,153
Total Distributable Earnings	$6,573,853	$17,088	$—	$624,219
Other Accumulated Loss	(437,435)	(1,088)	(540,604,523)	(35,461)
Total Accumulated Gain (Loss)	$44,109,988	$1,061,546	$(283,865,527)	$6,686,959

				Multi-
	Small Cap	Market	Alternative	Disciplinary
	Opportunities	Opportunities	Income	Income
Net Unrealized Appreciation
(Depreciation)	$1,292,420	$8,923,941	$180,935	$(1,010,154)
Undistributed Ordinary Income	—	—	13,786	77,449
Undistributed Long-Term
Capital Gains	—	—	—	—
Total Distributable Earnings	$—	$—	$13,786	$77,449
Other Accumulated Loss	(94,863,275)	(9,121,119)	(5,373,367)	(2,081,555)
Total Accumulated Loss	$(93,570,855)	$(197,178)	$(5,178,646)	$(3,014,260)

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
At December 31, 2016, the Feeder Funds had accumulated net realized capital loss carryforwards expiring in the following years:

	2018	2017	Total
The Internet Fund	$—	$—	$—
The Global Fund	—	—	—
The Paradigm Fund	(115,786,082)	(422,440,169)	(538,226,251)
The Medical Fund	—	—	—
The Small Cap Opportunities Fund	(8,224,702)	(82,550,372)	(90,775,074)
The Market Opportunities Fund	(2,108,533)	(6,623,055)	(8,731,588)
The Alternative Income Fund	(2,203,647)	(3,175,804)	(5,379,451)
The Multi-Disciplinary Income Fund	—	—	—
As a result of the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), losses incurred in this fiscal year and beyond retain their character, short-term or long-term, have no expiration date and are utilized prior to capital loss carryforwards accumulated before the enactment of the Modernization Act.
At December 31, 2016, the Multi-Disciplinary Income Fund had $37,407 in short-term capital loss carryforwards without expiration and $2,020,967 in long-term capital loss carryforwards without expiration.
For the year ended December 31, 2016, the following Feeder Funds utilized capital loss carryforwards:

Capital Loss
Carryforward
The Internet Fund	$—
The Global Fund	27,489
The Paradigm Fund	68,024,114
The Medical Fund	—
The Small Cap Opportunities Fund	3,401,434
The Market Opportunities Fund	2,274,754
The Alternative Income Fund	948,174
The Multi-Disciplinary Income Fund	—

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
At December 31, 2016, the following Feeder Funds deferred, on a tax basis, post-October losses:
	Late Year	Post-October
	Ordinary	Capital Loss
	Loss Deferral	Deferral
The Internet Fund	$(221)	$—
The Global Fund	—	—
The Paradigm Fund	(1,659,349)	—
The Medical Fund	—	—
The Small Cap Opportunities Fund	(3,290,280)	—
The Market Opportunities Fund	(201,031)	—
The Alternative Income Fund	—	—
The Multi-Disciplinary Income Fund	—	—
The tax components of dividends paid during the year ended December 31, 2016, and the year ended December 31, 2015, are:

	The Internet Fund		The Global Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2016	$—	$9,112,438	$—	$30,474
2015	$—	$27,584,492	$—	$3,860

	The Paradigm Fund		The Medical Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2016	$—	$—	$155,355	$1,030,327
2015	$—	$—	$1,201,551	$686,006

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2016	$—	$—	$—	$—
2015	$—	$—	$—	$—

	The Alternative		The Multi-Disciplinary
	Income Fund		Income Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2016	$20,871	$—	$3,636,013	$—
2015	$19,394	$—	$3,065,268	$—
Each Feeder Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Feeder Fund related to net capital gain to zero for the tax year ended December 31, 2016.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
6. Tax Information (Unaudited)
The Global and Medical Funds designated 100% and 92%, respectively, of dividends declared after December 31, 2016, from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The Global, Medical, Alternative Income, and Multi-Disciplinary Income Funds designated 100%, 13%, 100% and 100%, respectively, as ordinary income distributions and 100% and 87%, respectively, for the Internet and Medical Funds as long-term capital gain distribution for the purposes of the dividends paid deduction, which include earnings and profits distributed to shareholders on redemptions of Fund shares.
For corporate shareholders in the Global and Medical Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2016, which was designated as qualifying for the dividends-received deduction, is 2% and 89%, respectively. The Global, Medical, Alternative Income and Multi-Disciplinary Income Funds designated 4%, less than 1%, 97% and 86%, respectively, of their ordinary income distributions for the fiscal year ended December 31, 2016, as interest-related dividends under Internal Revenue Code Section 871(k)(l)(C).
The Global and Medical Funds designated 100% and 3%, respectively, of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).
7. Information about Proxy Voting (Unaudited)
Information regarding how the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the Company's website at www.kineticsfunds.com and by accessing the SEC's website at www.sec.gov. Information regarding how the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC's website at www.sec.gov.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2016
8. Information about the Portfolio Holdings (Unaudited)
The Feeder Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Feeder Funds' Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
9. Subsequent Events
In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Funds' financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights

	The Internet Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$41.68	$56.08	$59.27	$43.18	$36.26
Income from Investment Operations:
Net investment loss(2)	(0.68)	(0.84)	(0.77)	(0.67)	(0.15)
Net realized and unrealized gain (loss) on investments	1.76	(2.21)	0.69	19.78	8.56
Total from Investment Operations	1.08	(3.05)	(0.08)	19.11	8.41
Redemption Fees	0.00 (3)	0.00 (3)	0.01	0.00 (3)	0.00 (3)
Less Distributions:
From net realized gains	(3.43)	(11.35)	(3.12)	(3.02)	(1.49)
Total Distributions	(3.43)	(11.35)	(3.12)	(3.02)	(1.49)
Net Asset Value, End of Year	$39.33	$41.68	$56.08	$59.27	$43.18
Total return	2.59%	(5.42)%	(0.16)%	44.28%	23.24%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$109,930	$122,332	$151,200	$172,332	$155,036
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.87%	1.82%	1.78%	1.84%	1.94%
After expense reimbursement(4)	1.87%	1.82%	1.78%	1.84%	1.89%
Ratio of net investment loss to average net assets	(1.68)%	(1.51)%	(1.34)%	(1.30)%	(0.36)%
Portfolio turnover rate(5)	2%	1%	1%	8%	9%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Internet Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$40.07	$54.51	$57.84	$42.30	$35.63
Income from Investment Operations:
Net investment loss(2)	(0.75)	(0.95)	(0.89)	(0.81)	(0.24)
Net realized and unrealized gain (loss) on investments	1.68	(2.14)	0.68	19.36	8.40
Total from Investment Operations	0.93	(3.09)	(0.21)	18.55	8.16
Redemption Fees	—	—	0.00 (3)	0.01	—
Less Distributions:
From net realized gains	(3.43)	(11.35)	(3.12)	(3.02)	(1.49)
Total Distributions	(3.43)	(11.35)	(3.12)	(3.02)	(1.49)
Net Asset Value, End of Year	$37.57	$40.07	$54.51	$57.84	$42.30
Total return(4)	2.32%	(5.65)%	(0.41)%	43.94%	22.92%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$1,923	$2,978	$5,143	$5,506	$1,379
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.12%	2.07%	2.03%	2.09%	2.19%
After expense reimbursement(5)	2.12%	2.07%	2.03%	2.09%	2.14%
Ratio of net investment loss to average net assets	(1.93)%	(1.76)%	(1.59)%	(1.55)%	(0.61)%
Portfolio turnover rate(6)	2%	1%	1%	8%	9%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Internet Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$37.27	$51.81	$55.38	$40.79	$34.58
Income from Investment Operations:
Net investment loss(2)	(0.88)	(1.15)	(1.11)	(1.03)	(0.43)
Net realized and unrealized gain (loss) on investments	1.56	(2.04)	0.64	18.64	8.13
Total from Investment Operations	0.68	(3.19)	(0.47)	17.61	7.70
Redemption Fees	—	—	0.02	—	—
Less Distributions:
From net realized gains	(3.43)	(11.35)	(3.12)	(3.02)	(1.49)
Total Distributions	(3.43)	(11.35)	(3.12)	(3.02)	(1.49)
Net Asset Value, End of Year	$34.52	$37.27	$51.81	$55.38	$40.79
Total return	1.83%	(6.14)%	(0.86)%	43.20%	22.32%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$704	$848	$1,105	$913	$185
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.62%	2.57%	2.53%	2.59%	2.69%
After expense reimbursement(3)	2.62%	2.57%	2.53%	2.59%	2.64%
Ratio of net investment loss to average net assets	(2.43)%	(2.26)%	(2.09)%	(2.05)%	(1.11)%
Portfolio turnover rate(4)	2%	1%	1%	8%	9%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Global Fund
	No Load Class
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	December 31,	December 31,		December 31,		December 31,	December 31,
	2016	2015		2014		2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$4.59	$5.33		$6.05		$4.71	$3.92
Income from Investment Operations:
Net investment income (loss)(2)	(0.01)	(0.02)		(0.02)		0.01	0.03
Net realized and unrealized gain (loss) on investments	0.67	(0.72)		(0.70)		1.34	0.88
Total from Investment Operations	0.66	(0.74)		(0.72)		1.35	0.91
Redemption Fees(3)	0.00	0.00		0.00		0.00	0.00
Less Distributions:
From net investment income	—	—		—		(0.01)	(0.12)
From net realized gains	(0.02)	(0.00	)(3)	(0.00	)(3)	—	—
Total Distributions	(0.02)	(0.00	)(3)	(0.00	)(3)	(0.01)	(0.12)
Net Asset Value, End of Year	$5.23	$4.59		$5.33		$6.05	$4.71
Total return	14.40%	(13.83)%		(11.89)%		28.59%	23.16%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$5,316	$4,745		$6,771		$8,705	$5,069
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.04%	2.87%		2.61%		2.83%	3.38%
After expense reimbursement(4)	1.39%	1.39%		1.39%		1.39%	1.39%
Ratio of net investment income (loss) to average net assets	(0.17)%	(0.29)%		(0.32)%		0.22%	0.77%
Portfolio turnover rate(5)	11%	16%		14%		15%	23%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Global Fund
	Advisor Class A
	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
	2016	2015		2014		2013		2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$4.57	$5.31		$6.03		$4.71		$3.92
Income from Investment Operations:
Net investment income (loss)(2)	(0.02)	(0.03)		(0.03)		(0.00	)(3)	0.02
Net realized and unrealized gain (loss) on investments	0.66	(0.71)		(0.70)		1.33		0.88
Total from Investment Operations	0.64	(0.74)		(0.73)		1.33		0.90
Redemption Fees	0.00 (3)	—		0.01		0.00	(3)	0.00 (3)
Less Distributions:
From net investment income	—	—		—		(0.01)		(0.11)
From net realized gains	(0.02)	(0.00	)(3)	(0.00	)(3)	—		—
Total Distributions	(0.02)	(0.00	)(3)	(0.00	)(3)	(0.01)		(0.11)
Net Asset Value, End of Year	$5.19	$4.57		$5.31		$6.03		$4.71
Total return(4)	14.03%	(13.89)%		(11.93)%		28.16%		22.94%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$309	$376		$497		$1,992		$1,093
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.29%	3.12%		2.86%		3.08%		3.63%
After expense reimbursement(5)	1.64%	1.64%		1.64%		1.64%		1.64%
Ratio of net investment income (loss) to average net assets	(0.42)%	(0.54)%		(0.57)%		(0.03)%		0.52%
Portfolio turnover rate(6)	11%	16%		14%		15%		23%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Global Fund
	Advisor Class C
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	December 31,	December 31,		December 31,		December 31,	December 31,
	2016	2015		2014		2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$4.41	$5.16		$5.90		$4.62	$3.87
Income from Investment Operations:
Net investment income (loss)(2)	(0.04)	(0.05)		(0.06)		(0.03)	0.00 (3)
Net realized and unrealized gain (loss) on investments	0.64	(0.70)		(0.68)		1.32	0.85
Total from Investment Operations	0.60	(0.75)		(0.74)		1.29	0.85
Redemption Fees	—	—		0.00	(3)	—	—
Less Distributions:
From net investment income	—	—		—		(0.01)	(0.10)
From net realized gains	(0.02)	(0.00	)(3)	(0.00	)(3)	—	—
Total Distributions	(0.02)	(0.00	)(3)	(0.00	)(3)	(0.01)	(0.10)
Net Asset Value, End of Year	$4.99	$4.41		$5.16		$5.90	$4.62
Total return	13.63%	(14.48)%		(12.53)%		27.84%	22.04%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$1,920	$1,614		$1,608		$1,523	$383
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.79%	3.62%		3.36%		3.58%	4.13%
After expense reimbursement(4)	2.14%	2.14%		2.14%		2.14%	2.14%
Ratio of net investment income (loss) to average net assets	(0.92)%	(1.04)%		(1.07)%		(0.53)%	0.02%
Portfolio turnover rate(5)	11%	16%		14%		15%	23%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$31.24	$34.08	$34.35	$23.99	$19.81
Income from Investment Operations:
Net investment income (loss)(2)	(0.36)	(0.32)	(0.36)	(0.15)	0.05
Net realized and unrealized gain (loss) on investments	6.75	(2.52)	0.09	10.72	4.25
Total from Investment Operations	6.39	(2.84)	(0.27)	10.57	4.30
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	(0.21)	(0.12)
Total Distributions	—	—	—	(0.21)	(0.12)
Net Asset Value, End of Year	$37.63	$31.24	$34.08	$34.35	$23.99
Total return	20.45%	(8.33)%	(0.79)%	44.07%	21.78%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$336,837	$292,014	$521,738	$597,746	$416,696
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.75%	1.71%	1.68%	1.72%	1.78%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss)to average net assets	(1.11)%	(0.92)%	(1.02)%	(0.52)%	0.22%
Portfolio turnover rate(5)	2%	2%	7%	4%	6%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$30.53	$33.39	$33.74	$23.59	$19.45
Income from Investment Operations:
Net investment loss(2)	(0.43)	(0.39)	(0.43)	(0.22)	(0.01)
Net realized and unrealized gain (loss) on investments	6.59	(2.47)	0.08	10.53	4.18
Total from Investment Operations	6.16	(2.86)	(0.35)	10.31	4.17
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	(0.16)	(0.03)
Total Distributions	—	—	—	(0.16)	(0.03)
Net Asset Value, End of Year	$36.69	$30.53	$33.39	$33.74	$23.59
Total return(4)	20.18%	(8.57)%	(1.04)%	43.70%	21.49%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$103,921	$129,707	$171,958	$204,548	$135,747
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.00%	1.96%	1.93%	1.97%	2.03%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to average net assets	(1.36)%	(1.17)%	(1.27)%	(0.77)%	(0.03)%
Portfolio turnover rate(6)	2%	2%	7%	4%	6%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$29.01	$31.88	$32.38	$22.66	$18.76
Income from Investment Operations:
Net investment loss(2)	(0.56)	(0.53)	(0.58)	(0.35)	(0.11)
Net realized and unrealized gain (loss) on investments	6.23	(2.34)	0.08	10.10	4.01
Total from Investment Operations	5.67	(2.87)	(0.50)	9.75	3.90
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	(0.03)	—
Total Distributions	—	—	—	(0.03)	—
Net Asset Value, End of Year	$34.68	$29.01	$31.88	$32.38	$22.66
Total return	19.55%	(9.00)%	(1.54)%	43.01%	20.85%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$111,973	$114,008	$135,333	$138,355	$101,405
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.50%	2.46%	2.43%	2.47%	2.53%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average net assets	(1.86)%	(1.67)%	(1.77)%	(1.27)%	(0.53)%
Portfolio turnover rate(5)	2%	2%	7%	4%	6%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$31.30	$34.08	$34.28	$23.93	$19.79
Income from Investment Operations:
Net investment income (loss)(2)	(0.30)	(0.25)	(0.29)	(0.09)	0.10
Net realized and unrealized gain (loss) on investments	6.79	(2.53)	0.09	10.70	4.24
Total from Investment Operations	6.49	(2.78)	(0.20)	10.61	4.34
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	(0.26)	(0.20)
Total Distributions	—	—	—	(0.26)	(0.20)
Net Asset Value, End of Year	$37.79	$31.30	$34.08	$34.28	$23.93
Total return	20.73%	(8.16)%	(0.61)%	44.40%	21.99%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$270,880	$302,130	$346,273	$333,682	$192,478
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.70%	1.66%	1.63%	1.67%	1.73%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets	(0.91)%	(0.72)%	(0.82)%	(0.32)%	0.42%
Portfolio turnover rate(5)	2%	2%	7%	4%	6%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Medical Fund
	No Load Class
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2016	2015	2014	2013		2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$30.62	$30.67	$26.38	$17.82		$18.75
Income from Investment Operations:
Net investment income (loss)(2)	0.19	0.08	0.13	(0.00	)(3)	0.33
Net realized and unrealized gain (loss) on investments	(2.64)	1.96	4.21	8.77		1.32
Total from Investment Operations	(2.45)	2.04	4.34	8.77		1.65
Redemption Fees(3)	0.00	0.00	0.00	0.00		0.00
Less Distributions:
From net investment income	(0.22)	(0.12)	—	(0.06)		(0.36)
From net realized gains	(1.33)	(1.97)	(0.05)	(0.15)		(2.22)
Total Distributions	(1.55)	(2.09)	(0.05)	(0.21)		(2.58)
Net Asset Value, End of Year	$26.62	$30.62	$30.67	$26.38		$17.82
Total return	(8.01)%	6.59%	16.44%	49.25%		8.86%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$17,560	$22,257	$21,876	$20,489		$14,254
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.08%	1.99%	2.02%	2.09%		2.22%
After expense reimbursement(4)	1.39%	1.39%	1.39%	1.39%		1.39%
Ratio of net investment income to average net assets	0.69%	0.25%	0.46%	0.00%		1.66%
Portfolio turnover rate(5)	0%	12%	3%	12%		0%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Medical Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Medical Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$29.57	$29.71	$25.62	$17.33	$18.29
Income from Investment Operations:
Net investment income (loss)(2)	0.12	0.00 (3)	0.06	(0.06)	0.27
Net realized and unrealized gain (loss) on investments	(2.55)	1.90	4.08	8.52	1.29
Total from Investment Operations	(2.43)	1.90	4.14	8.46	1.56
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.01	0.00 (3)
Less Distributions:
From net investment income	(0.10)	(0.07)	—	(0.03)	(0.30)
From net realized gains	(1.33)	(1.97)	(0.05)	(0.15)	(2.22)
Total Distributions	(1.43)	(2.04)	(0.05)	(0.18)	(2.52)
Net Asset Value, End of Year	$25.71	$29.57	$29.71	$25.62	$17.33
Total return(4)	(8.24)%	6.34%	16.15%	48.90%	8.60%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$3,687	$6,241	$4,578	$3,746	$2,583
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.33%	2.24%	2.27%	2.34%	2.47%
After expense reimbursement(5)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets	0.44%	0.00%	0.21%	(0.25)%	1.41%
Portfolio turnover rate(6)	0%	12%	3%	12%	0%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Medical Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$28.82	$29.15	$25.27	$17.19	$18.15
Income from Investment Operations:
Net investment income (loss)(2)	(0.02)	(0.16)	(0.08)	(0.16)	0.17
Net realized and unrealized gain (loss) on investments	(2.48)	1.87	4.01	8.42	1.29
Total from Investment Operations	(2.50)	1.71	3.93	8.26	1.46
Redemption Fees	—	—	—	—	—
Less Distributions:
From net investment income	—	(0.07)	—	(0.03)	(0.20)
From net realized gains	(1.33)	(1.97)	(0.05)	(0.15)	(2.22)
Total Distributions	(1.33)	(2.04)	(0.05)	(0.18)	(2.42)
Net Asset Value, End of Year	$24.99	$28.82	$29.15	$25.27	$17.19
Total return	(8.69)%	5.81%	15.54%	48.08%	8.08%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$422	$608	$631	$531	$450
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.83%	2.74%	2.77%	2.84%	2.97%
After expense reimbursement(3)	2.14%	2.14%	2.14%	2.14%	2.14%
Ratio of net investment income (loss) to average net assets	(0.06)%	(0.50)%	(0.29)%	(0.75)%	0.91%
Portfolio turnover rate(4)	0%	12%	3%	12%	0%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$32.64	$37.21	$40.12	$25.17	$19.85
Income from Investment Operations:
Net investment income (loss)(2)	(0.36)	(0.35)	(0.36)	(0.10)	0.01
Net realized and unrealized gain (loss) on investments	8.32	(4.22)	(2.56)	15.05	5.31
Total from Investment Operations	7.96	(4.57)	(2.92)	14.95	5.32
Redemption Fees	0.00 (3)	0.00 (3)	0.01	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$40.60	$32.64	$37.21	$40.12	$25.17
Total return	24.39%	(12.26)%	(7.28)%	59.40%	26.74%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$132,443	$145,032	$251,110	$277,816	$63,947
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.76%	1.73%	1.71%	1.73%	1.96%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets	(1.03)%	(0.94)%	(0.89)%	(0.29)%	0.07%
Portfolio turnover rate(5)	4%	2%	19%	6%	22%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$31.88	$36.43	$39.39	$24.77	$19.59
Income from Investment Operations:
Net investment loss(2)	(0.43)	(0.43)	(0.45)	(0.18)	(0.04)
Net realized and unrealized gain (loss) on investments	8.10	(4.12)	(2.51)	14.79	5.22
Total from Investment Operations	7.67	(4.55)	(2.96)	14.61	5.18
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.01	0.00 (3)
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$39.55	$31.88	$36.43	$39.39	$24.77
Total return(4)	24.06%	(12.47)%	(7.54)%	59.02%	26.44%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$13,694	$14,857	$25,591	$21,871	$7,558
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.01%	1.98%	1.96%	1.98%	2.21%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to average net assets	(1.28)%	(1.19)%	(1.14)%	(0.54)%	(0.18)%
Portfolio turnover rate(6)	4%	2%	19%	6%	22%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$30.88	$35.47	$38.53	$24.35	$19.36
Income from Investment Operations:
Net investment loss(2)	(0.58)	(0.59)	(0.63)	(0.34)	(0.15)
Net realized and unrealized gain (loss) on investments	7.82	(4.00)	(2.44)	14.51	5.14
Total from Investment Operations	7.24	(4.59)	(3.07)	14.17	4.99
Redemption Fees	0.00 (3)	—	0.01	0.01	—
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$38.12	$30.88	$35.47	$38.53	$24.35
Total return	23.45%	(12.92)%	(7.97)%	58.23%	25.77%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$8,426	$8,840	$12,928	$7,178	$2,536
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.51%	2.48%	2.46%	2.48%	2.71%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average net assets	(1.78)%	(1.69)%	(1.64)%	(1.04)%	(0.68)%
Portfolio turnover rate(5)	4%	2%	19%	6%	22%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$33.03	$37.57	$40.44	$25.32	$19.93
Income from Investment Operations:
Net investment income (loss)(2)	(0.29)	(0.28)	(0.28)	(0.03)	0.06
Net realized and unrealized gain (loss) on investments	8.42	(4.26)	(2.59)	15.15	5.33
Total from Investment Operations	8.13	(4.54)	(2.87)	15.12	5.39
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	—	0.00 (3)
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$41.16	$33.03	$37.57	$40.44	$25.32
Total return	24.61%	(12.06)%	(7.12)%	59.72%	27.04%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$50,517	$51,258	$63,392	$41,032	$7,482
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.71%	1.68%	1.66%	1.68%	1.91%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.74)%	(0.69)%	(0.09)%	0.27%
Portfolio turnover rate(5)	4%	2%	19%	6%	22%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$15.16	$16.68	$17.66	$12.08	$10.45
Income from Investment Operations:
Net investment income (loss)(2)	(0.15)	(0.15)	(0.10)	0.00(3)	0.03
Net realized and unrealized gain (loss) on investments	3.25	(1.37)	(0.88)	5.65	1.80
Total from Investment Operations	3.10	(1.52)	(0.98)	5.65	1.83
Redemption Fees	0.00 (3)	—	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	—	(0.07)	(0.20)
Total Distributions	—	—	—	(0.07)	(0.20)
Net Asset Value, End of Year	$18.26	$15.16	$16.68	$17.66	$12.08
Total return	20.45%	(9.11)%	(5.55)%	46.74%	17.52%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$32,178	$31,230	$37,318	$47,466	$32,929
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.97%	1.90%	1.86%	1.88%	1.97%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets	(0.96)%	(0.91)%	(0.55)%	0.03%	0.23%
Portfolio turnover rate(5)	5%	2%	18%	21%	26%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$15.04	$16.59	$17.60	$12.07	$10.43
Income from Investment Operations:
Net investment income (loss)(2)	(0.19)	(0.19)	(0.14)	(0.03)	0.00 (3)
Net realized and unrealized gain (loss)on investments	3.22	(1.36)	(0.87)	5.63	1.80
Total from Investment Operations	3.03	(1.55)	(1.01)	5.60	1.80
Redemption Fees	—	0.00 (3)	—	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	—	(0.07)	(0.16)
Total Distributions	—	—	—	(0.07)	(0.16)
Net Asset Value, End of Year	$18.07	$15.04	$16.59	$17.60	$12.07
Total return(4)	20.15%	(9.34)%	(5.74)%	46.36%	17.26%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$4,537	$4,502	$8,817	$11,742	$6,518
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.22%	2.15%	2.11%	2.13%	2.22%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to average net assets	(1.21)%	(1.16)%	(0.80)%	(0.22)%	(0.02)%
Portfolio turnover rate(6)	5%	2%	18%	21%	26%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$14.65	$16.24	$17.32	$11.94	$10.32
Income from Investment Operations:
Net investment loss(2)	(0.26)	(0.27)	(0.22)	(0.11)	(0.06)
Net realized and unrealized gain (loss) on investments	3.12	(1.32)	(0.86)	5.56	1.78
Total from Investment Operations	2.86	(1.59)	(1.08)	5.45	1.72
Redemption Fees	—	—	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	—	(0.07)	(0.10)
Total Distributions	—	—	—	(0.07)	(0.10)
Net Asset Value, End of Year	$17.51	$14.65	$16.24	$17.32	$11.94
Total return	19.52%	(9.79)%	(6.24)%	45.61%	16.70%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$4,428	$4,079	$5,109	$5,525	$3,932
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.72%	2.65%	2.61%	2.63%	2.72%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average net assets	(1.71)%	(1.66)%	(1.30)%	(0.72)%	(0.52)%
Portfolio turnover rate(5)	5%	2%	18%	21%	26%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$15.29	$16.80	$17.74	$12.10	$10.46
Income from Investment Operations:
Net investment income (loss)(2)	(0.12)	(0.12)	(0.06)	0.03	0.05
Net realized and unrealized gain (loss) on investments	3.29	(1.39)	(0.88)	5.67	1.81
Total from Investment Operations	3.17	(1.51)	(0.94)	5.70	1.86
Redemption Fees	—	—	—	0.01	—
Less Distributions:
From net investment income	—	—	—	(0.07)	(0.22)
Total Distributions	—	—	—	(0.07)	(0.22)
Net Asset Value, End of Year	$18.46	$15.29	$16.80	$17.74	$12.10
Total return	20.73%	(8.93)%	(5.36)%	47.15%	17.83%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$2,426	$2,355	$3,108	$1,809	$229
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.92%	1.85%	1.81%	1.83%	1.92%
After expense reimbursement(3)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets	(0.76)%	(0.71)%	(0.35)%	0.23%	0.43%
Portfolio turnover rate(4)	5%	2%	18%	21%	26%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Market Opportunities Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Alternative Income Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012(1)
PER SHARE DATA:(2)
Net Asset Value, Beginning of Year	$91.68	$89.06	$87.88	$83.31	$77.90
Income from Investment Operations:
Net investment income (loss)(3)	(0.01)	0.01	(0.12)	(0.21)	1.53
Net realized and unrealized gain on investments	3.69	2.56	1.30	4.78	6.09
Total from Investment Operations	3.68	2.57	1.18	4.57	7.62
Redemption Fees	0.00 (4)	0.05	0.00 (4)	0.00 (4)	0.00 (4)
Less Distributions:
From net investment income	—	—	—	—	(2.21)
Total Distributions	—	—	—	—	(2.21)
Net Asset Value, End of Year	$95.36	$91.68	$89.06	$87.88	$83.31
Total return	4.00%	2.94%	1.50%	5.22%	9.90%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$5,664	$4,570	$8,202	$11,848	$4,699
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.78%	1.74%	1.80%	2.23%	2.55%
After expense reimbursement(5)	0.95%	0.95%	0.95%	0.95%	1.64%
Ratio of net investment income (loss) to average net assets	(0.01)%	0.01%	(0.14)%	(0.24)%	1.84%
Portfolio turnover rate(6)	1%	6%	17%	19%	56%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each year.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(4)	Amount calculated is less than $0.005.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Alternative Income Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012(1)
PER SHARE DATA:(2)
Net Asset Value, Beginning of Year	$91.02	$88.69	$87.73	$83.38	$77.76
Income from Investment Operations:
Net investment income (loss)(3)	(0.24)	(0.22)	(0.34)	(0.43)	1.31
Net realized and unrealized gain on investments	3.65	2.55	1.30	4.77	6.09
Total from Investment Operations	3.41	2.33	0.96	4.34	7.40
Redemption Fees	0.01	—	0.00 (4)	0.01	0.00 (4)
Less Distributions:
From net investment income	—	—	—	—	(1.78)
Total Distributions	—	—	—	—	(1.78)
Net Asset Value, End of Year	$94.44	$91.02	$88.69	$87.73	$83.38
Total return(5)	3.76%	2.63%	1.24%	4.91%	9.61%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$2,458	$1,565	$1,554	$2,898	$2,597
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.03%	1.99%	2.05%	2.48%	2.80%
After expense reimbursement(6)	1.20%	1.20%	1.20%	1.20%	1.89%
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.24)%	(0.39)%	(0.49)%	1.59%
Portfolio turnover rate(7)	1%	6%	17%	19%	56%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each year.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(4)	Amount calculated is less than $0.005.
(5)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Alternative Income Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012(1)
PER SHARE DATA:(2)
Net Asset Value, Beginning of Year	$88.46	$86.60	$86.10	$82.26	$76.75
Income from Investment Operations:
Net investment income (loss)(3)	(0.68)	(0.65)	(0.77)	(0.84)	0.89
Net realized and unrealized gain on investments	3.55	2.48	1.27	4.68	6.00
Total from Investment Operations	2.87	1.83	0.50	3.84	6.89
Redemption Fees	—	0.03	—	—	0.00 (4)
Less Distributions:
From net investment income	—	—	—	—	(1.38)
Total Distributions	—	—	—	—	(1.38)
Net Asset Value, End of Year	$91.33	$88.46	$86.60	$86.10	$82.26
Total return	3.23%	2.15%	0.74%	4.46%	8.96%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$1,640	$1,356	$1,506	$1,862	$1,763
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.53%	2.49%	2.55%	2.98%	3.30%
After expense reimbursement(5)	1.70%	1.70%	1.70%	1.70%	2.39%
Ratio of net investment income (loss) to average net assets	(0.76)%	(0.74)%	(0.89)%	(0.99)%	1.09%
Portfolio turnover rate(6)	1%	6%	17%	19%	56%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each year.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(4)	Amount calculated is less than $0.005.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Alternative Income Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Alternative Income Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012(1)
PER SHARE DATA:(2)
Net Asset Value, Beginning of Year	$92.84	$90.14	$88.76	$84.00	$78.49
Income from Investment Operations:
Net investment income (loss)(3)	0.18	0.19	0.06	(0.04)	1.72
Net realized and unrealized gain on investments	3.75	2.60	1.32	4.80	6.16
Total from Investment Operations	3.93	2.79	1.38	4.76	7.88
Redemption Fees	0.00 (4)	0.00 (4)	0.00 (4)	—	0.01
Less Distributions:
From net investment income	(0.11)	(0.09)	—	—	(2.38)
Total Distributions	(0.11)	(0.09)	—	—	(2.38)
Net Asset Value, End of Year	$96.66	$92.84	$90.14	$88.76	$84.00
Total return	4.22%	3.09%	1.72%	5.39%	10.17%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$18,165	$20,255	$26,874	$6,854	$1,629
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.73%	1.69%	1.75%	2.18%	2.50%
After expense reimbursement(5)	0.75%	0.75%	0.75%	0.75%	1.44%
Ratio of net investment income (loss) to average net assets	0.19%	0.21%	0.06%	(0.04)%	2.04%
Portfolio turnover rate(6)	1%	6%	17%	19%	56%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each year.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(4)	Amount calculated is less than $0.005.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Alternative Income Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	No Load Class
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2016	2015	2014	2013		2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.32	$10.79	$11.02	$11.08		$10.09
Income from Investment Operations:
Net investment income(2)	0.43	0.37	0.33	0.20		0.34
Net realized and unrealized gain (loss) on investments	0.63	(0.60)	(0.06)	0.28		1.20
Total from Investment Operations	1.06	(0.23)	0.27	0.48		1.54
Redemption Fees	—	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)
Less Distributions:
From net investment income	(0.43)	(0.23)	(0.29)	(0.28)		(0.43)
From net realized gains	—	(0.01)	(0.21)	(0.26)		(0.12)
Total Distributions	(0.43)	(0.24)	(0.50)	(0.54)		(0.55)
Net Asset Value, End of Year	$10.95	$10.32	$10.79	$11.02		$11.08
Total return	10.41%	(2.17)%	2.46%	4.28%		15.38%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$6,809	$6,108	$10,105	$19,553		$19,566
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.85%	1.79%	1.79%	1.83	%(4)	2.00%
After expense reimbursement(5)	1.49%	1.49%	1.49%	1.50	%(4)	1.49%
Ratio of net investment income to average net assets	4.02%	3.38%	2.93%	1.74	%(6)	3.16%
Portfolio turnover rate(7)	9%	10%	35%	54%		41%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)
The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 1.82% before expense reimbursement and 1.49% after expense reimbursement.

(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	The ratio of net investment income includes borrowing expense on securities sold short.
(7)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	Advisor Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2016	2015	2014	2013		2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.27	$10.75	$10.98	$11.03		$10.05
Income from Investment Operations:
Net investment income(2)	0.40	0.34	0.30	0.17		0.31
Net realized and unrealized gain (loss) on investments	0.63	(0.60)	(0.06)	0.29		1.20
Total from Investment Operations	1.03	(0.26)	0.24	0.46		1.51
Redemption Fees	—	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)
Less Distributions:
From net investment income	(0.40)	(0.21)	(0.26)	(0.25)		(0.41)
From net realized gains	—	(0.01)	(0.21)	(0.26)		(0.12)
Total Distributions	(0.40)	(0.22)	(0.47)	(0.51)		(0.53)
Net Asset Value, End of Year	$10.90	$10.27	$10.75	$10.98		$11.03
Total return(4)	10.17%	(2.46)%	2.17%	4.15%		15.12%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$6,935	$8,754	$12,281	$36,170		$25,764
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.10%	2.04%	2.04%	2.08	%(5)	2.25%
After expense reimbursement(6)	1.74%	1.74%	1.74%	1.75	%(5)	1.74%
Ratio of net investment income to average net assets	3.77%	3.13%	2.68%	1.49	%(7)	2.91%
Portfolio turnover rate(8)	9%	10%	35%	54%		41%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)
The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 2.07% before expense reimbursement and 1.74% after expense reimbursement.

(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	The ratio of net investment income includes borrowing expense on securities sold short.
(8)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
			Advisor Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2016	2015	2014	2013		2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.18	$10.65	$10.90	$10.96		$10.00
Income from Investment Operations:
Net investment income(2)	0.34	0.28	0.24	0.11		0.26
Net realized and unrealized gain (loss) on investments	0.62	(0.58)	(0.06)	0.29		1.18
Total from Investment Operations	0.96	(0.30)	0.18	0.40		1.44
Redemption Fees	—	—	0.00 (3)	—		—
Less Distributions:
From net investment income	(0.35)	(0.16)	(0.22)	(0.20)		(0.36)
From net realized gains	—	(0.01)	(0.21)	(0.26)		(0.12)
Total Distributions	(0.35)	(0.17)	(0.43)	(0.46)		(0.48)
Net Asset Value, End of Year	$10.79	$10.18	$10.65	$10.90		$10.96
Total return	9.51%	(2.84)%	1.61%	3.59%		14.48%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$7,790	$9,266	$10,403	$11,209		$7,485
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.60%	2.54%	2.54%	2.58	%(4)	2.75%
After expense reimbursement(5)	2.24%	2.24%	2.24%	2.25	%(4)	2.24%
Ratio of net investment income to average net assets	3.27%	2.63%	2.18%	0.99	%(6)	2.41%
Portfolio turnover rate(7)	9%	10%	35%	54%		41%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 2.57% before expense reimbursement and 2.24% after expense reimbursement.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	The ratio of net investment income includes borrowing expense on securities sold short.
(7)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
			Institutional Class
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2016	2015	2014	2013		2012
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.34	$10.82	$11.06	$11.11		$10.12
Income from Investment Operations:
Net investment income(2)	0.45	0.39	0.35	0.22		0.36
Net realized and unrealized gain (loss) on investments	0.63	(0.59)	(0.06)	0.29		1.20
Total from Investment Operations	1.08	(0.20)	0.29	0.51		1.56
Redemption Fees	0.00 (3)	0.00 (3)	—	—		—
Less Distributions:
From net investment income	(0.45)	(0.27)	(0.32)	(0.30)		(0.45)
From net realized gains	—	(0.01)	(0.21)	(0.26)		(0.12)
Total Distributions	(0.45)	(0.28)	(0.53)	(0.56)		(0.57)
Net Asset Value, End of Year	$10.97	$10.34	$10.82	$11.06		$11.11
Total return	10.61%	(1.96)%	2.61%	4.58%		15.55%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$78,084	$66,199	$102,590	$23,227		$6,576
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.80%	1.74%	1.74%	1.78	%(4)	1.95%
After expense reimbursement(5)	1.29%	1.29%	1.29%	1.30	%(4)	1.29%
Ratio of net investment income to average net assets	4.22%	3.58%	3.13%	1.94	%(6)	3.36%
Portfolio turnover rate(7)	9%	10%	35%	54%		41%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 1.77% before expense reimbursement and 1.29% after expense reimbursement.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	The ratio of net investment income includes borrowing expense on securities sold short.
(7)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC.
Report of Independent Registered
Public Accounting Firm
Board of Directors and Shareholders of
Kinetics Mutual Funds, Inc.
 New York, NY
We have audited the accompanying statements of assets and liabilities of The Internet Fund, The Global Fund, The Paradigm Fund, The Medical Fund, The Small Cap Opportunities Fund, The Market Opportunities Fund, The Alternative Income Fund and The Multi-Disciplinary Income Fund, each a series of shares of Kinetics Mutual Funds, Inc. (the "Funds"), as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor were the Funds required to have, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of each of the eight funds of the Kinetics Mutual Funds, Inc. as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Philadelphia, Pennsylvania
 February 28, 2017

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2016
The Internet Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Information	$34,185,571	30.3%
Finance and Insurance	9,222,214	8.2%
Management of Companies and Enterprises	8,943,296	7.9%
Manufacturing	4,685,810	4.2%
Retail Trade	3,663,174	3.3%
Administrative and Support and Waste Management and Remediation Services	2,680,434	2.4%
Arts, Entertainment, and Recreation	372,400	0.3%
Petroleum and Gas	29,677	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2016 — (Continued)
The Global Portfolio
		Percentage
	Market	of Total
Country Allocation*	Value	Net Assets
United States	$2,228,323	29.5%
Canada	1,489,383	19.7%
France	335,498	4.5%
Denmark	100,800	1.3%
United Kingdom	92,755	1.2%
Brazil	48,009	0.6%
Argentina	28,354	0.4%
Netherlands	7,929	0.1%
Spain	4,667	0.1%
Sweden	3,737	0.1%
Japan	745	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2016 — (Continued)
The Paradigm Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Petroleum and Gas	$179,426,549	21.5%
Information	113,006,248	13.5%
Real Estate and Rental and Leasing	94,819,615	11.3%
Finance and Insurance	94,654,702	11.3%
Management of Companies and Enterprises	69,316,013	8.3%
Manufacturing	32,720,693	3.9%
Arts, Entertainment, and Recreation	29,078,130	3.5%
Mining, Quarrying, and Oil and Gas Extraction	28,731,885	3.4%
Retail Trade	21,715,830	2.6%
Utilities	2,942,013	0.4%
Transportation and Warehousing	1,206,400	0.1%
Industrials	664,149	0.1%
Professional, Scientific, and Technical Services	463,107	0.1%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2016 — (Continued)
The Medical Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Manufacturing	$20,198,626	93.1%
Professional, Scientific, and Technical Services	1,127,419	5.2%
Finance and Insurance	2,169	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2016 — (Continued)
The Small Cap Opportunities Portfolio
		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Petroleum and Gas	$53,656,313	26.2%
Finance and Insurance	32,744,827	16.0%
Real Estate and Rental and Leasing	29,502,627	14.4%
Manufacturing	24,714,032	12.0%
Management of Companies and Enterprises	20,618,706	10.0%
Accommodation and Food Services	7,787,810	3.8%
Arts, Entertainment, and Recreation	6,743,100	3.3%
Utilities	3,961,932	1.9%
Retail Trade	3,151,631	1.5%
Mining, Quarrying, and Oil and Gas Extraction	1,786,400	0.9%
Information	1,702,406	0.8%
Wholesale Trade	1,154,348	0.6%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2016 — (Continued)
The Market Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance	$13,856,776	31.8%
Petroleum and Gas	8,932,777	20.5%
Real Estate and Rental and Leasing	3,958,200	9.1%
Management of Companies and Enterprises	3,436,684	7.9%
Accommodation and Food Services	2,367,300	5.5%
Manufacturing	47,600	0.1%
Industrials	42,848	0.1%
Wholesale Trade	31,200	0.1%
Administrative and Support and Waste Management and Remediation Services	7,082	0.0%
Support Activities for Water Transportation	6,971	0.0%
Retail Trade	5,993	0.0%
Mining, Quarrying, and Oil and Gas Extraction	1,932	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2016 — (Continued)
The Alternative Income Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance	$7,021,190	25.0%
Manufacturing	2,642,925	9.4%
Public Administration	1,551,224	5.5%
Information	450,676	1.6%
Mining, Quarrying, and Oil and Gas Extraction	351,981	1.3%
Wholesale Trade	299,918	1.1%
Retail Trade	250,010	0.9%

*	Excludes Short-Term Investments & Written Options

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2016 — (Continued)
The Multi-Disciplinary Income Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Information	$17,877,709	17.9%
Manufacturing	16,364,862	16.4%
Real Estate and Rental and Leasing	13,909,155	13.9%
Mining, Quarrying, and Oil and Gas Extraction	9,131,190	9.2%
Finance and Insurance	9,008,496	9.0%
Retail Trade	6,678,500	6.7%
Construction	6,518,938	6.5%
Administrative and Support and Waste Management and
Remediation Services	4,370,675	4.4%
Accommodation and Food Services	3,687,940	3.7%
Utilities	1,362,640	1.4%
Professional, Scientific, and Technical Services	772,188	0.8%
Health Care and Social Assistance	467,685	0.5%
Transportation and Warehousing	448,375	0.4%

*	Excludes Short-Term Investments & Written Options

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2016

COMMON STOCKS — 56.63%	Shares	Value
Administrative and Support Services — 2.38%
CreditRiskMonitor.com, Inc.	780	$2,036
Ctrip.com International Limited — ADR*	4,400	176,000
PayPal Holdings, Inc.*	63,400	2,502,398
		2,680,434
Broadcasting (except Internet) — 10.48%
The E.W. Scripps Company — Class A*	60,000	1,159,800
Liberty SiriusXM Group — Class A*	54,800	1,891,696
Liberty SiriusXM Group — Class C*	144,000	4,884,480
The Madison Square Garden Company — Class A*	16,366	2,806,933
MSG Networks Inc. — Class A*	49,100	1,055,650
		11,798,559
Cable Distributor — 5.76%
Liberty Broadband Corporation — Series A*	18,000	1,304,280
Liberty Broadband Corporation — Series C*	36,000	2,666,520
Liberty Global plc — Series C*	73,000	2,168,100
Liberty Global plc LiLAC — Series C*	16,496	349,220
		6,488,120
Credit Intermediation and Related Activities — 0.74%
LendingTree, Inc.*^	8,233	834,414
Data Processing, Hosting and Related Services — 0.34%
CoStar Group, Inc.*	2,000	376,980
Data Processor — 3.77%
MasterCard, Inc. — Class A	14,700	1,517,775
Verisk Analytics, Inc. — Class A*	7,600	616,892
Visa, Inc. — Class A	27,000	2,106,540
		4,241,207
Defense — 4.16%
CACI International, Inc. — Class A*	29,200	3,629,560
ManTech International Corporation — Class A	25,000	1,056,250
		4,685,810
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Shares	Value
E-Commerce — 2.93%
CommerceHub, Inc. — Series A*	6,600	$99,066
CommerceHub, Inc. — Series C*	13,200	198,396
eBay, Inc.*	53,200	1,579,508
Liberty Expedia Holdings, Inc. — Class A*	1,800	71,406
Liberty Interactive Corporation — Class A*	32,800	655,344
Liberty Ventures — Series A*	18,960	699,055
		3,302,775
Holding Company — 0.95%
Icahn Enterprises LP	17,863	1,070,348
Media — 2.09%
Liberty Braves Group — Class A*	8,800	180,312
Liberty Braves Group — Class C*	10,800	222,372
Liberty Media Group — Class A*	21,200	664,620
Lions Gate Entertainment Corporation — Class B*	52,644	1,291,880
		2,359,184
Non-Store Retailers — 1.79%
Copart, Inc.*	36,000	1,994,760
Overstock.com, Inc.*	1,000	17,500
		2,012,260
Oil and Gas — 0.03%
Texas Pacific Land Trust	100	29,677
Other Information Services — 8.70%
Alphabet, Inc. — Class A*	6,000	4,754,700
Alphabet, Inc. — Class C*	6,000	4,630,920
Yahoo! Inc.*	10,800	417,636
		9,803,256
Performing Arts, Spectator Sports, and Related Industries — 0.33%
Live Nation Entertainment, Inc.*	14,000	372,400
Satellite Telecommunications — 8.50%
DISH Network Corp. — Class A*	29,400	1,703,142
EchoStar Corporation — Class A*	153,200	7,872,948
		9,576,090
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Shares	Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 3.68%
The Bitcoin Investment Trust*^	21,200	$2,578,980
The Bitcoin Investment Trust Private Placement Certificate*+[1]	289	26,368
MarketAxess Holdings, Inc.	5,700	837,444
OTC Markets Group Inc. — Class A	30,600	703,800
		4,146,592
Telecommunications — 0.00%
ICTC Group Inc.*	149	4,470
TOTAL COMMON STOCKS
(cost $25,578,931)		63,782,576

	Principal
ESCROW NOTES — 0.00%	Amount
Special Purpose Entity — 0.00%
Adelphia Communications Corp. Preferred*+	$190,000	—
TOTAL ESCROW NOTES
(cost $0)		—
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

SHORT-TERM INVESTMENTS — 44.04%	Shares	Value
Money Market Funds — 0.00%
Fidelity Institutional Government Portfolio — Class I, 0.39%[b]	760	$760

	Principal
	Amount
U.S. Treasury Obligations — 44.04%
United States Treasury Bills
Maturity Date: 01/05/2017, Yield to Maturity 0.24%	$38,000	38,000
Maturity Date: 02/02/2017, Yield to Maturity 0.42%	1,435,000	1,434,502
Maturity Date: 02/09/2017, Yield to Maturity 0.40%	112,000	111,949
Maturity Date: 02/16/2017, Yield to Maturity 0.40%	48,017,000	47,991,455
Maturity Date: 02/23/2017, Yield to Maturity 0.40%	27,000	26,982
		49,602,888
TOTAL SHORT-TERM INVESTMENTS
(cost $49,604,611)		49,603,648

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 0.65%	Shares
Money Market Funds — 0.65%
First American Government Obligations Fund — Class X, 0.47%[b]	724,893	724,893
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $724,893)		724,893
TOTAL INVESTMENTS — 101.32%
(cost $75,908,435)		$114,111,117

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —
This security or a portion of this security was out on loan at December 31, 2016. Total loaned securities had a market value of $713,993 at December 31, 2016. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous.

+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $26,368 or 0.02% of net assets.
[1] —	The Private Placement Certificates will automatically convert into unrestricted shares of The Bitcoin Investment Trust (GBTC) at the end of the restricted period.
[b] —	The rate quoted is the annualized seven-day yield as of December 31, 2016.
ADR — American Depository Receipt.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

COMMON STOCKS — 56.63%	Shares	Value
Asset Management — 7.10%
Brookfield Asset Management Inc. — Class A	5,800	$191,458
JZ Capital Partners Limited	4,800	29,992
Onex Corporation	4,000	271,081
Partners Value Investments LP*	1,993	43,047
		535,578
Broadcasting (except Internet) — 3.40%
Liberty SiriusXM Group — Class A*	3,500	120,820
Liberty SiriusXM Group — Class C*	4,000	135,680
		256,500
Cable Distributor — 0.93%
Altice N.V. — Class A*	400	7,928
Liberty Broadband Corporation — Series A*	700	50,722
Liberty Global plc — Series A*	74	2,264
Liberty Global plc — Series C*	182	5,405
Liberty Global plc LiLAC — Series A*	9	198
Liberty Global plc LiLAC — Series C*	22	466
SFR Group SA*	100	2,824
		69,807
Crop Production — 0.38%
Cresud S.A.C.I.F.y A. — ADR*	1,798	28,355
Global Exchanges — 0.64%
BM&FBovespa SA	9,470	48,009
Holding Company — 12.32%
Bollore SA	92,000	324,428
Clarke Inc.	25,600	178,465
Dundee Corporation — Class A*	13,000	57,590
HRG Group, Inc.*	200	3,112
Icahn Enterprises LP	6,038	361,794
Investor AB — B Shares	100	3,738
		929,127
Industrial Services — 0.04%
Brookfield Business Partners LP*^	116	2,791
Insurance Carriers and Related Activities — 3.87%
Fairfax Financial Holdings Limited	600	292,020
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Shares	Value
Lessors of Nonresidential Buildings (except Miniwarehouses) — 2.42%
The Howard Hughes Corporation*	1,600	$182,560
Media — 0.87%
Liberty Media Group — Class A*	900	28,215
Liberty Media Group — Class C*	1,200	37,596
		65,811
Mining (except Oil and Gas) — 3.49%
Franco-Nevada Corporation	2,100	125,496
NovaGold Resources Inc.*	4,000	18,240
Sandstorm Gold Limited*^	3,600	14,040
Silver Wheaton Corporation	5,450	105,294
Trilogy Metals, Inc.*	666	336
		263,406
Oil and Gas — 10.94%
PrairieSky Royalty Limited	100	2,379
Texas Pacific Land Trust	2,772	822,646
		825,025
Oil and Gas Extraction — 0.96%
Continental Resources, Inc.*	1,400	72,156
Other Information Services — 0.01%
Internet Initiative Japan Inc. — ADR	100	745
Pipeline Transportation — 0.11%
Rubis SCA	100	8,245
Publishing Industries (except Internet) — 0.06%
Promotora de Informaciones S.A. — ADR*	240	1,296
Promotora de Informaciones S.A. — Class A*	610	3,371
		4,667
Real Estate — 2.34%
Dream Unlimited Corp. — Class A*	35,100	176,722
Satellite Telecommunications — 1.63%
EchoStar Corporation — Class A*	2,400	123,336
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 2.58%
The Bitcoin Investment Trust*	1,600	194,640
Shipping Services — 0.64%
Clarkson plc	1,800	48,204
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Shares	Value
Transportation — 0.04%
Braemar Shipping Services plc	1,000	$3,435
Transportation Equipment Manufacturing — 0.52%
HEICO Corporation — Class A	575	39,043
Water Transportation — 1.34%
A.P. Moeller-Maersk A/S — Class B — ADR	12,600	100,800
TOTAL COMMON STOCKS
(cost $3,176,638)		4,270,982

PREFERRED STOCKS — 0.13%
Asset Management — 0.13%
Partners Value Investments LP — Class A	515	10,043
TOTAL PREFERRED STOCKS
(cost $5,334)		10,043

	Principal
CORPORATE BONDS — 0.50%	Amount
General Merchandise Stores — 0.50%
Sears Holdings Corporation, 8.000%, 12/15/2019	$39,500	38,118
TOTAL CORPORATE BONDS
(cost $39,500)		38,118

PURCHASED PUT OPTIONS — 0.17%	Contracts[d]
Funds, Trusts, and Other Financial Vehicles — 0.17%
ProShares Ultra VIX Short-Term Futures ETF*
Expiration Date: January 2017, Exercise Price: $20.00	2	3,670
Expiration Date: January 2017, Exercise Price: $25.00	4	9,280
TOTAL PURCHASED PUT OPTIONS
(cost $9,106)		12,950

WARRANTS — 0.11%	Shares
Asset Management — 0.04%
Partners Value Investments LP*	1,893	3,172
General Merchandise Stores — 0.07%
Sears Holdings Corporation*^	1,390	4,935
TOTAL WARRANTS
(cost $26,599)		8,107
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

SHORT-TERM INVESTMENTS — 42.19%	Shares	Value
Money Market Funds — 0.01%
Fidelity Institutional Government Portfolio — Class I, 0.39%[b]	414	$414

	Principal
	Amount
U.S. Treasury Obligations — 42.18%
United States Treasury Bills
Maturity Date: 01/12/2017, Yield to Maturity 0.25%	$100,000	99,990
Maturity Date: 02/02/2017, Yield to Maturity 0.36%	7,000	6,997
Maturity Date: 02/16/2017, Yield to Maturity 0.40%	3,076,000	3,074,364
		3,181,351
TOTAL SHORT-TERM INVESTMENTS
(cost $3,181,830)		3,181,765

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 0.30%	Shares
Money Market Funds — 0.30%
First American Government Obligations Fund — Class X, 0.47%[b]	22,557	22,557
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $22,557)		22,557
TOTAL INVESTMENTS — 100.03%
(cost $6,461,564)		$7,544,522

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —
This security or a portion of this security was out on loan at December 31, 2016. Total loaned securities had a market value of $20,959 at December 31, 2016. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous.

[b] —	The rate quoted is the annualized seven-day yield as of December 31, 2016.
[d] —	100 shares per contract.
ADR – American Depository Receipt.
ETF — Exchange Traded Fund.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

COMMON STOCKS — 79.93%	Shares	Value
Asset Management — 6.82%
Associated Capital Group, Inc. — Class A	267,600	$8,790,660
Brookfield Asset Management Inc. — Class A	898,500	29,659,485
Onex Corporation^	266,800	18,081,090
Partners Value Investments LP*	800	17,279
RIT Capital Partners plc	20,600	478,556
		57,027,070
Beverage and Tobacco Product Manufacturing — 0.13%
Brown-Forman Corporation — Class A	900	41,625
Crimson Wine Group Limited*	112,400	1,053,188
		1,094,813
Broadcasting (except Internet) — 5.01%
CBS Corporation — Class B	109,000	6,934,580
Liberty SiriusXM Group — Class A*	390,200	13,469,704
Liberty SiriusXM Group — Class C*	634,300	21,515,456
		41,919,740
Cable Distributor — 2.52%
Liberty Broadband Corporation — Series A*	74,700	5,412,762
Liberty Broadband Corporation — Series C*	211,400	15,658,398
		21,071,160
Chemical Manufacturing — 0.09%
Platform Specialty Products Corporation*	73,700	722,997
Computer and Electronic Product Manufacturing — 0.00%
Fortive Corporation	50	2,681
E-Commerce — 1.69%
CommerceHub, Inc. — Series A*	19,300	289,693
CommerceHub, Inc. — Series C*	38,600	580,158
Liberty Expedia Holdings, Inc. — Class A*	45,000	1,785,150
Liberty Interactive Corporation — Class A*	376,600	7,524,468
Liberty Ventures — Series A*	107,040	3,946,565
		14,126,034
Electrical Equipment, Appliance, and Component Manufacturing — 0.00%
Danaher Corporation	100	7,784
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Shares	Value
Gaming — 1.18%
Las Vegas Sands Corp.	89,900	$4,801,559
MGM Resorts International*	79,100	2,280,453
Wynn Resorts Limited	31,800	2,751,018
		9,833,030
General Merchandise Stores — 0.13%
Sears Canada Inc.*^	213,400	362,780
Sears Holdings Corporation*^	76,000	706,040
		1,068,820
Global Exchanges — 0.04%
JSE Limited	28,000	334,909
Holding Company — 6.71%
Bollore SA	422,600	1,490,252
Dundee Corporation — Class A*	136,800	606,024
Icahn Enterprises LP	732,285	43,878,501
Leucadia National Corporation	347,000	8,067,750
Siem Industries Inc.*	33,500	2,077,000
		56,119,527
Household and Personal Products — 1.38%
Newell Brands, Inc.	259,300	11,577,745
Industrial Services — 0.05%
Brookfield Business Partners LP*^	19,248	463,107
Insurance Carriers and Related Activities — 1.70%
Markel Corporation*	15,700	14,200,650
Lessors of Nonresidential Buildings (except Miniwarehouses) — 9.60%
The Howard Hughes Corporation*	703,300	80,246,530
Lessors of Residential Buildings and Dwellings — 0.72%
Equity Lifestyle Properties, Inc. — REIT	83,200	5,998,720
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Shares	Value
Media — 2.91%
Discovery Communications, Inc. — Class A*	166,600	$4,566,506
Discovery Communications, Inc. — Class C*	84,400	2,260,232
Liberty Braves Group — Class A*	42,700	874,923
Liberty Braves Group — Class C*	60,000	1,235,400
Liberty Media Group — Class A*	98,300	3,081,705
Liberty Media Group — Class C*	138,300	4,332,939
Lions Gate Entertainment Corporation — Class B*	235,133	5,770,175
Scripps Networks Interactive — Class A	19,200	1,370,304
Viacom Inc. — Class B	23,300	817,830
		24,310,014
Mining (except Oil and Gas) — 1.70%
Franco-Nevada Corporation	234,800	14,031,648
Silver Wheaton Corporation	10,000	193,200
		14,224,848
Motor Vehicle and Parts Dealers — 2.22%
AutoNation, Inc.*	380,800	18,525,920
Oil and Gas — 21.46%
PrairieSky Royalty Limited	1,000	23,789
Texas Pacific Land Trust[c]	604,598	179,426,549
		179,450,338
Oil and Gas Extraction — 1.48%
Atlas Energy Group LLC*	613,600	441,792
Canadian Natural Resources Limited	28,400	905,392
Continental Resources, Inc.*	93,400	4,813,836
Tourmaline Oil Corp.*	232,200	6,210,332
		12,371,352
Oil Refining — 0.00%
Par Pacific Holdings, Inc.*	2,400	34,896
Other Exchanges — 2.40%
CBOE Holdings Inc.	261,000	19,285,290
Urbana Corporation — Class A	363,300	809,047
		20,094,337
Performing Arts, Spectator Sports, and Related Industries — 2.30%
Live Nation Entertainment, Inc.*	723,500	19,245,100
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Shares	Value
Real Estate — 1.03%
Dream Unlimited Corp. — Class A*^	304,800	$1,534,613
Forest City Realty Trust, Inc. — Class A — REIT	337,800	7,039,752
		8,574,365
Restaurants — 2.31%
The Wendy's Company	1,428,600	19,314,672
Satellite Telecommunications — 3.50%
DISH Network Corp. — Class A*	230,700	13,364,451
EchoStar Corporation — Class A*	309,000	15,879,510
		29,243,961
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.28%
The Bitcoin Investment Trust*^	19,000	2,311,350
Shipping Services — 0.08%
Clarkson plc	24,800	664,149
Utilities — 0.35%
Brookfield Infrastructure Partners LP^	87,900	2,942,013
Water Transportation — 0.14%
A.P. Moeller-Maersk A/S — Class B — ADR	150,800	1,206,400
TOTAL COMMON STOCKS
(cost $390,908,627)		668,329,032

PREFERRED STOCKS — 0.00%
Asset Management — 0.00%
Partners Value Investments LP — Class A	217	4,231
TOTAL PREFERRED STOCKS
(cost $1,764)		4,231

	Principal
ESCROW NOTES — 0.00%	Amount
Special Purpose Entity — 0.00%
Adelphia Communications Corp.*+	$200,000	—
TOTAL ESCROW NOTES
(cost $0)		—
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

PURCHASED PUT OPTIONS — 0.01%	Contracts[d]	Value
Funds, Trusts, and Other Financial Vehicles — 0.01%
ProShares Ultra VIX Short-Term Futures ETF*
Expiration Date: January 2017, Exercise Price: $20.00	18	$33,030
Expiration Date: January 2017, Exercise Price: $25.00	18	41,760
TOTAL PURCHASED PUT OPTIONS
(cost $52,507)		74,790

WARRANTS — 0.04%	Shares
Asset Management — 0.00%
Partners Value Investments LP*	800	1,341
General Merchandise Stores — 0.04%
Sears Holdings Corporation*^	94,631	335,940
TOTAL WARRANTS
(cost $1,570,024)		337,281

SHORT-TERM INVESTMENTS — 19.79%
Money Market Funds — 0.02%
Fidelity Institutional Government Portfolio — Class I, 0.39%[b]	213,464	213,464

	Principal
	Amount
U.S. Treasury Obligations — 19.77%
United States Treasury Bills
Maturity Date: 01/05/2017, Yield to Maturity 0.24%	$7,874,000	7,873,866
Maturity Date: 01/12/2017, Yield to Maturity 0.29%	5,119,000	5,118,503
Maturity Date: 01/19/2017, Yield to Maturity 0.29%	2,016,000	2,015,635
Maturity Date: 01/26/2017, Yield to Maturity 0.31%	7,085,000	7,083,137
Maturity Date: 02/02/2017, Yield to Maturity 0.40%	6,337,000	6,334,801
Maturity Date: 02/09/2017, Yield to Maturity 0.41%	2,037,000	2,036,075
Maturity Date: 02/16/2017, Yield to Maturity 0.40%	111,572,000	111,512,644
Maturity Date: 02/23/2017, Yield to Maturity 0.37%	23,327,000	23,311,604
		165,286,265
TOTAL SHORT-TERM INVESTMENTS
(cost $165,505,223)		165,499,729
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 0.74%	Shares	Value
Money Market Funds — 0.74%
First American Government Obligations Fund — Class X, 0.47%[b]	6,177,797	$6,177,797
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $6,177,797)		6,177,797
TOTAL INVESTMENTS — 100.51%
(cost $564,215,942)		$840,422,860

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —
This security or a portion of this security was out on loan at December 31, 2016. Total loaned securities had a market value of $6,059,226 at December 31, 2016. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous.

+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.
[b] —	The rate quoted is the annualized seven-day yield as of December 31, 2016.
[c] —	Affiliated issuer. See note 10.
[d] —	100 shares per contract.
ADR — American Depository Receipt.
ETF — Exchange Traded Fund.
REIT — Real Estate Investment Trust.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

COMMON STOCKS — 98.28%	Shares	Value
Chemical Manufacturing — 4.83%
Agenus, Inc.*	148	$610
AmpliPhi Biosciences Corp.*	20	9
Lonza Group AG*	6,000	1,038,790
Madrigal Pharmaceuticals, Inc.*	514	7,658
		1,047,067
Pharmaceutical and Biotechnology — 88.28%
AbbVie Inc.	13,000	814,060
Alkermes plc*	25,000	1,389,500
Arena Pharmaceuticals, Inc.*	45,000	63,900
AstraZeneca plc — ADR	28,000	764,960
Biogen Inc.*	5,750	1,630,585
Bristol-Myers Squibb Company	28,000	1,636,320
Celgene Corporation*	7,000	810,250
Celldex Therapeutics Inc.*	26,294	93,081
Eli Lilly & Company	20,000	1,471,000
Gilead Sciences, Inc.	9,000	644,490
GlaxoSmithKline plc — ADR	22,673	873,137
Immune Pharmaceuticals Inc.*	17	3
Ionis Pharmaceuticals, Inc.*	17,000	813,110
Johnson & Johnson	11,000	1,267,310
Merck & Co., Inc.	16,000	941,920
Merrimack Pharmaceuticals, Inc.*^	25,000	102,000
Novartis AG — ADR	14,000	1,019,760
Onconova Therapeutics, Inc.*	2,400	5,448
Osiris Therapeutics, Inc.*^	21,000	103,110
Pfizer, Inc.	43,000	1,396,640
Progenics Pharmaceuticals, Inc.*	67,200	580,608
Roche Holding AG Limited — ADR	23,000	656,190
Sanofi — ADR	26,000	1,051,440
Shire plc — ADR	6,000	1,022,280
		19,151,102
Professional, Scientific, and Technical Services — 5.17%
Albany Molecular Research, Inc.*^	56,000	1,050,560
Codexis, Inc.*	5,611	25,811
Pacific Biosciences of California Inc.*	12,000	45,600
		1,121,971
TOTAL COMMON STOCKS
(cost $15,156,012)		21,320,140
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

RIGHTS — 0.04%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 0.01%
Ligand Pharmaceuticals Inc.*	44,000	$625
Ligand Pharmaceuticals Inc.*	44,000	770
Ligand Pharmaceuticals Inc.*	44,000	660
Ligand Pharmaceuticals Inc.*#	44,000	114
		2,169
Pharmaceutical and Biotechnology — 0.03%
Sanofi*#	15,538	5,905
TOTAL RIGHTS
(cost $0)		8,074

SHORT-TERM INVESTMENTS — 2.33%
Money Market Funds — 0.57%
Fidelity Institutional Government Portfolio — Class I, 0.39%[b]	122,523	122,523

	Principal
	Amount
U.S. Treasury Obligations — 1.76%
United States Treasury Bills, Maturity Date: 02/23/2017, Yield to Maturity 0.40%	$383,000	382,747
TOTAL SHORT-TERM INVESTMENTS
(cost $505,297)		505,270

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 5.85%	Shares
Money Market Funds — 5.85%
First American Government Obligations Fund — Class X, 0.47%[b]	1,269,382	1,269,382
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $1,269,382)		1,269,382
TOTAL INVESTMENTS — 106.50%
(cost $16,930,691)		$23,102,866
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —
This security or a portion of this security was out on loan at December 31, 2016. Total loaned securities had a market value of $1,231,382 at December 31, 2016. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous.

# —	Contingent value right (contingent upon profitability of company).
[b] —	The rate quoted is the annualized seven-day yield as of December 31, 2016.
ADR — American Depository Receipt.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

COMMON STOCKS — 90.72%	Shares	Value
Asset Management — 10.53%
Associated Capital Group, Inc. — Class A	164,250	$5,395,613
GAMCO Investors, Inc. — Class A	19,200	593,088
JZ Capital Partners Limited	190,400	1,189,677
Onex Corporation	117,580	8,002,428
Partners Value Investments LP*	191,000	4,125,424
RIT Capital Partners plc	99,200	2,304,503
Sprott, Inc.	1,680	3,141
		21,613,874
Beverage and Tobacco Product Manufacturing — 0.55%
Crimson Wine Group Limited*	119,600	1,120,652
Chemical Manufacturing — 2.99%
Inter Parfums, Inc.	102,600	3,360,150
Platform Specialty Products Corporation*	283,600	2,782,116
		6,142,266
Construction of Buildings — 0.54%
Green Brick Partners, Inc.*	109,300	1,098,465
Credit Intermediation and Related Activities — 0.43%
Emergent Capital, Inc.*^	735,250	889,653
Forestry and Logging — 0.02%
Keweenaw Land Association Limited*	380	37,430
Gaming — 3.80%
Tropicana Entertainment Inc.*	256,600	7,787,810
General Merchandise Stores — 0.72%
Sears Canada Inc.*^	613,100	1,042,270
Sears Holdings Corporation*^	46,500	431,985
		1,474,255
Holding Company — 11.67%
Dundee Corporation — Class A*	854,700	3,786,321
Icahn Enterprises LP	336,294	20,150,736
		23,937,057
Household and Personal Products — 1.76%
Newell Brands, Inc.	80,659	3,601,424
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Shares	Value
Insurance Carriers and Related Activities — 1.12%
AmTrust Financial Services, Inc.	49,800	$1,363,524
Greenlight Capital Re, Limited — Class A*	41,000	934,800
		2,298,324
Lessors of Nonresidential Buildings (except Miniwarehouses) — 8.35%
The Howard Hughes Corporation*	150,200	17,137,820
Machinery Manufacturing — 0.60%
Colfax Corporation*	34,500	1,239,585
Manufactured Brands — 0.65%
Movado Group, Inc.	46,700	1,342,625
Media — 0.53%
Lions Gate Entertainment Corporation — Class B*	44,096	1,082,116
Merchant Wholesalers, Durable Goods — 0.56%
Dorman Products, Inc.*	15,800	1,154,348
Mining (except Oil and Gas) — 0.23%
McEwen Mining Inc.^	160,600	467,346
Motor Vehicle and Parts Dealers — 0.80%
Penske Automotive Group, Inc.	31,700	1,643,328
Oil and Gas — 26.77%
Permian Basin Royalty Trust^	165,500	1,276,005
Texas Pacific Land Trust	180,801	53,656,313
		54,932,318
Oil and Gas Extraction — 0.00%
Biloxi Marsh Lands Corporation	100	1,265
Oil Refining — 0.64%
Par Pacific Holdings, Inc.*	90,719	1,319,054
Other Exchanges — 0.75%
Urbana Corporation — Class A	695,071	1,547,881
Performing Arts, Spectator Sports, and Related Industries — 3.29%
Live Nation Entertainment, Inc.*	253,500	6,743,100
Pipeline Transportation — 1.93%
Rubis SCA	48,050	3,961,932
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Shares	Value
Publishing Industries (except Internet) — 0.24%
Promotora de Informaciones S.A. — ADR*	64,644	$349,078
Value Line, Inc.	7,615	148,492
		497,570
Real Estate — 5.47%
Dream Unlimited Corp. — Class A*^	2,230,000	11,227,647
Restaurants — 4.52%
The Wendy's Company	686,000	9,274,720
Satellite Telecommunications — 0.23%
Loral Space & Communications Inc.*	11,400	467,970
Telecommunications — 0.06%
CIBL, Inc.*	18	24,480
ICTC Group Inc.*	208	6,240
LICT Corporation*	16	92,000
		122,720
Transportation Equipment Manufacturing — 0.97%
American Railcar Industries, Inc.^	44,000	1,992,760
TOTAL COMMON STOCKS
(cost $180,749,251)		186,157,315

PREFERRED STOCKS — 0.49%
Asset Management — 0.49%
Partners Value Investments LP — Class A	51,933	1,012,693
TOTAL PREFERRED STOCKS
(cost $420,822)		1,012,693

WARRANTS — 0.17%
Asset Management — 0.15%
Partners Value Investments LP*	191,000	320,076
General Merchandise Stores — 0.02%
Sears Holdings Corporation*^	9,591	34,048
TOTAL WARRANTS
(cost $662,409)		354,124
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

SHORT-TERM INVESTMENTS — 8.62%	Shares	Value
Money Market Funds — 0.00%
Fidelity Institutional Government Portfolio — Class I, 0.39%[b]	745	$745

	Principal
	Amount
U.S. Treasury Obligations — 8.62%
United States Treasury Bills
Maturity Date: 02/09/2017, Yield to Maturity 0.41%	$1,357,000	1,356,384
Maturity Date: 02/16/2017, Yield to Maturity 0.40%	16,259,000	16,250,350
Maturity Date: 02/23/2017, Yield to Maturity 0.40%	80,000	79,947
		17,686,681
TOTAL SHORT-TERM INVESTMENTS
(cost $17,687,790)		17,687,426

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 2.43%	Shares
Money Market Funds — 2.43%
First American Government Obligations Fund — Class X, 0.47%[b]	4,976,122	4,976,122
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $4,976,122)		4,976,122
TOTAL INVESTMENTS — 102.43%
(cost $204,496,394)		$210,187,680

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —
This security or a portion of this security was out on loan at December 31, 2016. Total loaned securities had a market value of $4,760,931 at December 31, 2016. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous.

[b] —	The rate quoted is the annualized seven-day yield as of December 31, 2016.
ADR — American Depository Receipt.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

COMMON STOCKS — 74.25%	Shares	Value
Asset Management — 11.57%
Associated Capital Group, Inc. — Class A	33,400	$1,097,190
Federated Investors, Inc. — Class B	3,600	101,808
Oaktree Capital Group LLC^	9,000	337,500
Onex Corporation	36,500	2,473,612
Partners Value Investments LP*	43,516	939,906
Senvest Capital Inc.*	120	15,283
Sprott, Inc.	41,155	76,937
		5,042,236
Beverage and Tobacco Product Manufacturing — 0.11%
Crimson Wine Group Limited*	5,080	47,600
Credit Intermediation and Related Activities — 0.30%
Emergent Capital, Inc.*	109,500	132,495
Data Processor — 2.75%
MasterCard, Inc. — Class A	4,800	495,600
Visa, Inc. — Class A	9,000	702,180
		1,197,780
Gaming — 5.43%
Tropicana Entertainment Inc.*	78,000	2,367,300
Global Exchanges — 1.20%
JSE Limited	43,600	521,502
Holding Company — 9.51%
Clarke Inc.	1,000	6,971
Dundee Corporation — Class A*	158,600	702,598
Icahn Enterprises LP	57,355	3,436,684
		4,146,253
Insurance Carriers and Related Activities — 1.31%
Fairfax Financial Holdings Limited	60	29,202
Markel Corporation*	600	542,700
		571,902
Lessors of Nonresidential Buildings (except Miniwarehouses) — 5.92%
The Howard Hughes Corporation*	22,600	2,578,660
Merchant Wholesalers, Durable Goods — 0.07%
A-Mark Precious Metals, Inc.	1,600	31,200
Mining (except Oil and Gas) — 0.00%
Silver Wheaton Corporation	100	1,932
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Shares	Value
Oil and Gas — 20.50%
Texas Pacific Land Trust	30,100	$8,932,777
Other Exchanges — 3.37%
CBOE Holdings Inc.	5,600	413,784
NZX Limited	359,002	261,869
Urbana Corporation — Class A	356,004	792,799
		1,468,452
Publishing Industries (except Internet) — 0.02%
IHS Markit Limited*	200	7,082
Real Estate — 3.16%
Dream Unlimited Corp. — Class A*	274,000	1,379,540
Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 8.65%
The Bitcoin Investment Trust*	5,990	728,683
CME Group, Inc.	4,000	461,400
IntercontinentalExchange Group, Inc.	10,000	564,200
Ladenburg Thalmann Financial Services Inc.*	12,000	29,280
OTC Markets Group Inc. — Class A	86,385	1,986,855
		3,770,418
Shipping Services — 0.10%
Clarkson plc	1,600	42,848
U.S. Equity Exchanges — 0.28%
NASDAQ, Inc.	1,800	120,816
TOTAL COMMON STOCKS
(cost $23,007,580)		32,360,793

PREFERRED STOCKS — 0.53%
Asset Management — 0.53%
Partners Value Investments LP — Class A	11,832	230,724
TOTAL PREFERRED STOCKS
(cost $96,929)		230,724

	Principal
CORPORATE BONDS — 0.01%	Amount
General Merchandise Stores — 0.01%
Sears Holdings Corporation, 8.000%, 12/15/2019	$5,500	5,307
TOTAL CORPORATE BONDS
(cost $5,500)		5,307
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

PURCHASED PUT OPTIONS — 0.06%	Contracts[d]	Value
Funds, Trusts, and Other Financial Vehicles — 0.06%
ProShares Ultra VIX Short-Term Futures ETF*
Expiration Date: January 2017, Exercise Price: $20.00	6	$11,010
Expiration Date: January 2017, Exercise Price: $25.00	6	13,920
TOTAL PURCHASED PUT OPTIONS
(cost $17,472)		24,930

RIGHTS — 0.00%	Shares
Asset Management — 0.00%
W.P. Stewart & Co., Limited*+	205	—
TOTAL RIGHTS
(cost $0)		—

WARRANTS — 0.17%
Asset Management — 0.17%
Partners Value Investments LP*	43,516	72,924
General Merchandise Stores — 0.00%
Sears Holdings Corporation*^	193	685
TOTAL WARRANTS
(cost $133,174)		73,609

SHORT-TERM INVESTMENTS — 24.35%
Money Market Funds — 0.00%
Fidelity Institutional Government Portfolio — Class I, 0.39%[b]	827	827

	Principal
	Amount
U.S. Treasury Obligations — 24.35%
United States Treasury Bills
Maturity Date: 01/05/2017, Yield to Maturity 0.27%	$1,017,000	1,016,983
Maturity Date: 02/16/2017, Yield to Maturity 0.40%	9,326,000	9,321,039
Maturity Date: 02/23/2017, Yield to Maturity 0.38%	272,000	271,820
		10,609,842
TOTAL SHORT-TERM INVESTMENTS
(cost $10,610,877)		10,610,669
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 0.01%	Shares	Value
Money Market Funds — 0.01%
First American Government Obligations Fund — Class X, 0.47%[b]	4,966	$4,966
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $4,966)		4,966
TOTAL INVESTMENTS — 99.38%
(cost $33,876,498)		$43,310,998

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —
This security or a portion of this security was out on loan at December 31, 2016. Total loaned securities had a market value of $4,428 at December 31, 2016. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous.

+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.
[b] —	The rate quoted is the annualized seven-day yield as of December 31, 2016.
[d] —	100 shares per contract.
ETF — Exchange Traded Fund.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Principal
CORPORATE BONDS — 18.73%	Amount	Value
Beverage and Tobacco Product Manufacturing — 0.71%
PepsiCo, Inc., 0.950%, 02/22/2017	$200,000	$199,926
Computer and Electronic Product Manufacturing — 0.89%
Apple, Inc., 1.050%, 05/05/2017	250,000	250,188
Credit Intermediation and Related Activities — 1.96%
Capital One Bank (USA), NA, 1.200%, 02/13/2017	250,000	249,956
Manufacturers and Traders Trust Company, 1.400%, 07/25/2017#	300,000	300,180
		550,136
Electrical Equipment, Appliance, and Component Manufacturing — 0.36%
Whirlpool Corporation, 1.350%, 03/01/2017	100,000	100,023
Household and Personal Products — 0.72%
Colgate-Palmolive Company, 1.300%, 01/15/2017	200,000	200,014
Insurance Carriers and Related Activities — 2.52%
Aetna Inc., 1.750%, 05/15/2017	300,000	300,293
American International Group, Inc., 5.450%, 05/18/2017	400,000	406,082
		706,375
Machinery Manufacturing — 1.93%
Cameron International Corporation, 1.400%, 06/15/2017	242,000	241,923
Illinois Tool Works, Inc., 0.900%, 02/25/2017	300,000	299,913
		541,836
Medical Supply — 1.07%
AmerisourceBergen Corporation, 1.150%, 05/15/2017	300,000	299,918
Miscellaneous Manufacturing — 2.14%
Becton Dickinson and Co.
1.450%, 05/15/2017	300,000	300,241
1.800%, 12/15/2017	300,000	300,753
		600,994
Motor Vehicle and Parts Dealers — 0.89%
AutoZone, Inc., 1.300%, 01/13/2017	250,000	250,010
Petroleum and Coal Products Manufacturing — 1.97%
Exxon Mobil Corporation, 0.921%, 03/15/2017	200,000	200,060
Phillips 66, 2.950%, 05/01/2017	350,000	351,981
		552,041
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Principal
	Amount	Value
Pharmaceutical and Biotechnology — 1.96%
Medtronic, Inc., 0.875%, 02/27/2017	$250,000	$249,863
Pfizer, Inc., 1.100%, 05/15/2017	300,000	300,020
		549,883
Telecommunications — 1.61%
AT&T, Inc., 2.400%, 03/15/2017	250,000	250,626
Vodafone Group plc, 1.625%, 03/20/2017	200,000	200,050
		450,676
TOTAL CORPORATE BONDS
(cost $5,249,716)		5,252,020

U.S. TREASURY OBLIGATIONS — 5.53%
United States Treasury Notes — 5.53%
0.625%, 02/15/2017	200,000	200,051
0.750%, 06/30/2017	500,000	500,293
0.875%, 08/15/2017#	850,000	850,880
TOTAL U.S. TREASURY OBLIGATIONS
(cost $1,547,910)		1,551,224

EXCHANGE TRADED FUNDS — 20.56%	Shares
Funds, Trusts, and Other Financial Vehicles — 20.56%
iShares 1-3 Year Credit Bond ETF	27,000	2,833,380
PIMCO Enhanced Short Maturity ETF	4,700	476,251
SPDR Barclays Short Term Corporate Bond ETF#	24,000	732,720
Vanguard Short-Term Corporate Bond ETF	21,700	1,722,329
TOTAL EXCHANGE TRADED FUNDS
(cost $5,804,792)		5,764,680

SHORT-TERM INVESTMENTS — 55.80%
Money Market Funds — 3.83%
Fidelity Institutional Government Portfolio — Class I, 0.39%#[b]	1,074,529	1,074,529
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Principal
	Amount	Value
U.S. Treasury Obligations — 51.97%
United States Treasury Bills
Maturity Date: 01/05/2017, Yield to Maturity 0.26%	$1,719,000	$1,718,971
Maturity Date: 01/12/2017, Yield to Maturity 0.30%	826,000	825,920
Maturity Date: 01/26/2017, Yield to Maturity 0.31%	276,000	275,927
Maturity Date: 02/02/2017, Yield to Maturity 0.36%	1,296,000	1,295,550
Maturity Date: 02/09/2017, Yield to Maturity 0.41%	1,301,000	1,300,409
Maturity Date: 02/16/2017, Yield to Maturity 0.40%	8,394,000	8,389,534
Maturity Date: 02/23/2017, Yield to Maturity 0.39%	769,000	768,493
		14,574,804
TOTAL SHORT-TERM INVESTMENTS
(cost $15,649,621)		15,649,333
TOTAL INVESTMENTS — 100.62%
(cost $28,252,039)		$28,217,257

Percentages are stated as a percent of net assets.
# —	All or a portion of the securities have been committed as collateral for written option contracts.
[b] —	The rate quoted is the annualized seven-day yield as of December 31, 2016.
ETF — Exchange Traded Fund.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

		Principal
CONVERTIBLE BONDS — 6.47%		Amount	Value
Computer and Electronic Product Manufacturing — 0.49%
Quantum Corp., 4.500%, 11/15/2017		$500,000	$491,563
Energy Transportation — 0.31%
Cheniere Energy, Inc., 4.250%, 03/15/2045		500,000	305,312
Mining (except Oil and Gas) — 5.18%
Detour Gold Corporation, 5.500%, 11/30/2017,
Acquired 04/01/2013 at $1,004,301■		1,000,000	1,015,000
Kirkland Lake Gold, Inc., 6.000%, 06/30/2017	CAD	350,000	267,521
Royal Gold, Inc., 2.875%, 06/15/2019		3,664,000	3,888,420
			5,170,941
Real Estate — 0.49%
Forest City Enterprises, Inc., 4.250%, 08/15/2018		446,000	488,928
TOTAL CONVERTIBLE BONDS
(cost $6,366,519)			6,456,744

CORPORATE BONDS — 79.06%
Apparel Manufacturing — 3.01%
L Brands, Inc.
6.625%, 04/01/2021		200,000	225,500
5.625%, 02/15/2022		2,600,000	2,778,750
			3,004,250
Broadcasting (except Internet) — 4.00%
Cablevision Systems Corporation, 5.875%, 09/15/2022		200,000	195,500
CCO Holdings LLC/Capital Corporation, 5.250%, 09/30/2022		1,150,000	1,193,125
Sinclair Television Group, Inc., 5.375%, 04/01/2021		250,000	258,125
Sirius XM Radio, Inc.
5.750%, 08/01/2021, Acquired 02/28/2014-03/20/2014 at $777,450■		750,000	782,588
4.625%, 05/15/2023, Acquired 04/11/2014-07/14/2015 at $1,010,918■		1,050,000	1,043,437
TEGNA, Inc.
5.125%, 10/15/2019		250,000	256,875
5.125%, 07/15/2020		250,000	259,687
			3,989,337
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Principal
	Amount	Value
Cable Distributor — 1.30%
Altice Luxembourg SA, 7.750%, 05/15/2022,
Acquired 07/02/2014 at $265,117■	$250,000	$267,500
Numericable Group SA, 6.000%, 05/15/2022,
Acquired 06/11/2014-11/04/2014 at $1,040,901■	1,000,000	1,030,000
		1,297,500
Chemical Manufacturing — 6.37%
Ashland Inc., 4.750%, 08/15/2022	3,800,000	3,956,750
The Chemours Company
6.625%, 05/15/2023	474,000	471,630
7.000%, 05/15/2025	214,000	211,860
LSB Industries, Inc., 8.500%, 08/01/2019	1,850,000	1,711,250
		6,351,490
Construction of Buildings — 6.43%
Lennar Corporation, 4.750%, 11/15/2022	2,960,000	3,048,800
TRI Pointe Holdings, Inc., 4.375%, 06/15/2019	3,295,000	3,369,138
		6,417,938
Credit Intermediation and Related Activities — 0.18%
Ally Financial, Inc., 8.000%, 03/15/2020	161,000	182,735
Dialysis Equipment, Electromedical, Manufacturing — 0.32%
DaVita HealthCare Partners, Inc., 5.750%, 08/15/2022	300,000	314,625
E-Commerce — 4.09%
IAC/InterActiveCorp, 4.750%, 12/15/2022^	4,250,000	4,080,000
Energy Transportation — 1.13%
ONEOK Inc., 4.250%, 02/01/2022	1,114,000	1,125,140
Food Manufacturing — 5.53%
Post Holdings, Inc.
6.750%, 12/01/2021, Acquired 04/17/2014-07/14/2015 at $513,933■	500,000	535,000
7.375%, 02/15/2022^	4,775,000	4,983,906
		5,518,906
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Principal
	Amount	Value
Gaming — 3.70%
MGM Resorts International, 6.625%, 12/15/2021	$756,000	$846,720
Wynn Las Vegas LLC
5.375%, 03/15/2022	2,300,000	2,363,250
4.250%, 05/30/2023, Acquired 07/02/2014-07/29/2014 at $489,173■	500,000	477,970
		3,687,940
Holding Company — 4.00%
Icahn Enterprises, 5.875%, 02/01/2022	4,000,000	3,990,000
Hospitals — 0.15%
Community Health System, Inc., 7.125%, 07/15/2020	200,000	153,060
Lessors of Nonresidential Buildings (except Miniwarehouses) — 3.61%
The Howard Hughes Corporation, 6.875%, 10/01/2021,
Acquired 03/05/2014-04/17/2014 at $3,560,720■	3,400,000	3,599,920
Mining (except Oil and Gas) — 1.54%
Freeport-McMoRan Inc., 3.550%, 03/01/2022^	1,100,000	1,028,500
Teck Resources Limited, 4.750%, 01/15/2022	274,000	276,055
Vulcan Materials Co., 7.500%, 06/15/2021	200,000	236,500
		1,541,055
Motor Vehicle and Parts Dealers — 3.68%
Penske Automotive Group, Inc., 5.750%, 10/01/2022	3,550,000	3,674,250
Nonmetallic Mineral Product Manufacturing — 0.27%
USG Corporation, 9.500%, 01/15/2018	250,000	265,938
Non-Store Retailers — 4.38%
Sotheby's, 5.250%, 10/01/2022,
Acquired 03/03/2014-10/03/2014 at $4,354,213■	4,426,000	4,370,675
Oil and Gas Extraction — 2.12%
Continental Resources, Inc.
5.000%, 09/15/2022	600,000	607,884
4.500%, 04/15/2023	72,000	70,920
Murphy Oil Corp., 4.700%, 12/01/2022	1,208,000	1,171,386
QEP Resources, Inc., 6.875%, 03/01/2021	250,000	266,875
		2,117,065
Oil and Gas Service Company — 1.17%
Ensco plc, 4.700%, 03/15/2021	600,000	580,152
Rowan Companies, Inc., 4.875%, 06/01/2022	619,000	588,050
		1,168,202
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Principal
	Amount	Value
Pharmaceuticals — 0.27%
Forest Laboratories, Inc., 5.000%, 12/15/2021,
Acquired 04/01/2014 at $260,863■	$250,000	$270,580
Professional, Scientific, and Technical Services — 0.26%
Nielsen Finance LLC, 4.500%, 10/01/2020	250,000	254,687
Rail Transportation — 0.26%
Florida East Coast Holdings Corporation, 6.750%, 05/01/2019,
Acquired 07/09/2014 at $258,447■	250,000	259,375
Real Estate — 8.22%
Brookfield Residential Properties
6.500%, 12/15/2020, Acquired 07/14/2014-07/08/2016 at $6,936,739■	6,750,000	6,935,625
6.125%, 07/01/2022, Acquired 04/09/2015 at $103,750■	100,000	101,000
6.375%, 05/15/2025, Acquired 06/19/2015 at $641,235^■	651,000	652,627
Lamar Media Corp., 5.000%, 05/01/2023	500,000	517,500
		8,206,752
Rental and Leasing Services — 2.24%
Hertz Corp., 6.750%, 04/15/2019	72,000	72,180
International Lease Finance Corp., 8.250%, 12/15/2020	1,850,000	2,159,875
		2,232,055
Satellite Telecommunications — 3.16%
Dish DBS Corp.
4.625%, 07/15/2017	3,000,000	3,041,250
7.875%, 09/01/2019	100,000	111,250
		3,152,500
Software and Services — 0.72%
Nuance Communications, Inc., 5.375%, 08/15/2020,
Acquired 02/14/2014-07/29/2014 at $704,838■	700,000	720,563
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Principal
	Amount	Value
Telecommunications — 4.65%
CenturyLink, Inc., 5.800%, 03/15/2022	$500,000	$512,940
Crown Castle International Corp., 4.875%, 04/15/2022	723,000	771,658
Hughes Satellite Systems Corp.
6.500%, 06/15/2019	450,000	491,062
7.625%, 06/15/2021	500,000	550,625
Millicom International Cellular SA, 4.750%, 05/22/2020,
Acquired 08/28/2014 at $390,975■	390,000	396,337
SoftBank Group Corp., 4.500%, 04/15/2020,
Acquired 04/24/2014-06/19/2015 at $1,411,267■	1,400,000	1,438,500
Sprint Communications Inc., 9.000%, 11/15/2018,
Acquired 12/30/2013 at $108,573■	100,000	110,500
T-Mobile USA, Inc., 6.633%, 04/28/2021	350,000	366,188
		4,637,810
Transportation Equipment Manufacturing — 2.30%
Dana Holding Corp., 5.375%, 09/15/2021	250,000	260,000
Lear Corp., 4.750%, 01/15/2023#	500,000	512,500
Navistar International Corp., 8.250%, 11/01/2021^	1,500,000	1,522,500
		2,295,000
TOTAL CORPORATE BONDS
(cost $78,131,311)		78,879,348

MUNICIPAL BONDS — 0.19%
Air Transportation — 0.19%
Branson Missouri Regional Airport Transportation Development District
6.000%, 07/01/2025[a]+	2,000,000	108,000
6.000%, 07/01/2037[a]+	1,500,000	81,000
TOTAL MUNICIPAL BONDS
(cost $2,245,112)		189,000

ESCROW NOTES — 0.24%
Holding Company — 0.24%
Energy Future Intermediate Holdings Co. LLC[a]	1,000,000	237,500
TOTAL ESCROW NOTES
(cost $38,521)		237,500
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

EXCHANGE TRADED NOTES — 0.01%	Shares	Value
Credit Intermediation and Related Activities — 0.01%
VelocityShares Daily Inverse VIX Medium Term ETN*	100	$4,654
TOTAL EXCHANGE TRADED NOTES
(cost $3,971)		4,654

MUTUAL FUNDS — 4.84%
Funds, Trusts, and Other Financial Vehicles — 4.84%
DoubleLine Income Solutions Fund	2,100	39,879
DoubleLine Opportunistic Credit Fund	50,900	1,175,790
Duff & Phelps Select Energy MLP Fund Inc.	400	3,032
Nuveen Energy MLP Total Return Fund	400	5,416
PIMCO Dynamic Income Fund^	88,000	2,437,600
PIMCO Income Opportunity Fund^	9,000	208,440
PIMCO Income Strategy Fund	10,000	105,700
PIMCO Income Strategy Fund II	10,000	94,900
Special Opportunities Fund Inc.	17,200	234,780
Tortoise Energy Infrastructure Corp.^	600	18,414
Tortoise MLP Fund Inc.	1,400	26,712
Western Asset Mortgage Defined Opportunity Fund Inc.	19,200	437,568
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	2,200	24,508
Western Asset/Claymore Inflation-Linked Securities & Income Fund	1,600	18,368
TOTAL MUTUAL FUNDS
(cost $5,495,354)		4,831,107

SHORT-TERM INVESTMENTS — 7.98%
Money Market Funds — 0.13%
Fidelity Institutional Government Portfolio — Class I, 0.39%[b]	131,653	131,653
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2016 — (Continued)

	Principal
	Amount	Value
U.S. Treasury Obligations — 7.85%
United States Treasury Bills
Maturity Date: 01/05/2017, Yield to Maturity 0.25%	$1,129,000	$1,128,981
Maturity Date: 01/12/2017, Yield to Maturity 0.28%	31,000	30,997
Maturity Date: 02/02/2017, Yield to Maturity 0.42%	224,000	223,922
Maturity Date: 02/09/2017, Yield to Maturity 0.39%	676,000	675,693
Maturity Date: 02/16/2017, Yield to Maturity 0.40%	5,778,000	5,774,926
		7,834,519
TOTAL SHORT-TERM INVESTMENTS
(cost $7,966,294)		7,966,172

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 3.48%	Shares
Money Market Funds — 3.48%
First American Government Obligations Fund — Class X, 0.47%[b]	3,475,888	3,475,888
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $3,475,888)		3,475,888
TOTAL INVESTMENTS — 102.27%
(cost $103,722,970)		$102,040,413
Percentages are stated as a percent of net assets.
* —	Non-income producing security.
# —	All or a portion of the securities have been committed as collateral for written option contracts.
^ —
This security or a portion of this security was out on loan at December 31, 2016. Total loaned securities had a market value of $3,402,893 at December 31, 2016. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous.

■ —	Restricted security restricted to institutional investors (144a securities); the percentage of net assets comprised of 144a securities was 24.06%.
[a] —	Default or other conditions exist and the security is not presently accruing income.
+ —	Security is considered illiquid. The aggregate value of such securities is $189,000 or 0.19% of net assets.
[b] —	The rate quoted is the annualized seven-day yield as of December 31, 2016.
CAD — Canadian Dollars.
ETN — Exchange Traded Note.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2016

PUT OPTIONS WRITTEN	Contracts[d]	Value
Accommodation
Marriott International Inc. — Class A
Expiration: January 2017, Exercise Price: $50.00	4	$10
Expiration: January 2017, Exercise Price: $54.35	12	30
Expiration: January 2017, Exercise Price: $55.00	9	22
		62
Administrative and Support Services
The Priceline Group Inc.
Expiration: January 2017, Exercise Price: $860.00	1	20
Beverage and Tobacco Product Manufacturing
The Coca-Cola Company
Expiration: January 2017, Exercise Price: $35.00	17	25
Molson Coors Brewing Company — Class B
Expiration: January 2017, Exercise Price: $60.00	2	10
PepsiCo, Inc.
Expiration: January 2017, Exercise Price: $80.00	3	2
		37
Broadcasting (except Internet)
Twenty-First Century Fox, Inc. — Class A
Expiration: January 2017, Exercise Price: $25.00	16	120
Building Material and Garden Equipment and Supplies Dealers
Fastenal Company
Expiration: January 2017, Exercise Price: $30.00	4	10
Expiration: January 2017, Exercise Price: $33.00	16	40
		50
Clothing and Clothing Accessories Stores
DSW Inc. — Class A
Expiration: January 2017, Exercise Price: $20.00	35	350
Expiration: January 2017, Exercise Price: $22.50	2	110
Nordstrom, Inc.
Expiration: January 2017, Exercise Price: $50.15	8	2,404
Tiffany & Co.
Expiration: January 2017, Exercise Price: $65.00	2	36
Expiration: January 2017, Exercise Price: $70.00	4	188
		3,088
Computer and Electronic Product Manufacturing
Agilent Technologies, Inc.
Expiration: January 2017, Exercise Price: $30.00	6	24
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2016 — (Continued)

	Contracts[d]	Value
Computer and Electronic Product Manufacturing — (Continued)
Apple, Inc.
Expiration: January 2017, Exercise Price: $80.00	6	$9
Cisco Systems, Inc.
Expiration: January 2017, Exercise Price: $20.00	12	6
Dell Technologies, Inc. — VMware, Inc.
Expiration: January 2017, Exercise Price: $23.00	11	27
International Business Machines Corporation
Expiration: January 2017, Exercise Price: $125.00	1	3
Expiration: January 2017, Exercise Price: $130.00	4	24
Texas Instruments Inc.
Expiration: January 2017, Exercise Price: $38.00	7	4
		97
Construction of Buildings
Lennar Corporation — Class A
Expiration: January 2017, Exercise Price: $30.00	21	52
Expiration: January 2017, Exercise Price: $33.00	6	15
TRI Pointe Group, Inc.
Expiration: January 2017, Exercise Price: $10.00	75	3,375
		3,442
Couriers and Messengers
FedEx Corp.
Expiration: January 2017, Exercise Price: $125.00	6	21
Expiration: January 2017, Exercise Price: $130.00	4	10
		31
Credit Intermediation and Related Activities
Bank of America Corporation
Expiration: January 2017, Exercise Price: $13.00	15	7
Wells Fargo & Company
Expiration: January 2017, Exercise Price: $45.00	3	5
		12
Diversified Financial Services
The Goldman Sachs Group, Inc.
Expiration: January 2017, Exercise Price: $150.00	2	4
Electrical Equipment, Appliance, and Component Manufacturing
Corning Inc.
Expiration: January 2017, Exercise Price: $15.00	23	23
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2016 — (Continued)

	Contracts[d]	Value
Electrical Equipment, Appliance, and Component Manufacturing — (Continued)
Johnson Controls International plc
Expiration: January 2017, Exercise Price: $30.00	13	$26
Expiration: January 2017, Exercise Price: $33.00	6	15
		64
Equity Index
S&P 500 Index
Expiration: January 2017, Exercise Price: $2,165.00	4	500
Expiration: January 2017, Exercise Price: $2,175.00	4	4,920
Expiration: January 2017, Exercise Price: $2,180.00	7	6,910
Expiration: January 2017, Exercise Price: $2,185.00	8	5,160
Expiration: January 2017, Exercise Price: $2,190.00	3	1,540
Expiration: January 2017, Exercise Price: $2,195.00	13	11,425
Expiration: January 2017, Exercise Price: $2,200.00	26	29,370
Expiration: January 2017, Exercise Price: $2,205.00	5	4,800
		64,625
Food and Beverage Stores
Whole Foods Market, Inc.
Expiration: January 2017, Exercise Price: $28.00	25	213
Food Manufacturing
Tyson Foods, Inc. — Class A
Expiration: January 2017, Exercise Price: $28.00	55	138
Expiration: January 2017, Exercise Price: $30.00	34	85
		223
Insurance Carriers and Related Activities
Aflac, Inc.
Expiration: January 2017, Exercise Price: $47.50	4	12
Machinery Manufacturing
Baker Hughes Inc.
Expiration: January 2017, Exercise Price: $40.00	8	60
Eaton Corporation plc
Expiration: January 2017, Exercise Price: $45.00	10	50
		110
Merchant Wholesalers, Nondurable Goods
Express Scripts Holding Company
Expiration: January 2017, Exercise Price: $60.00	4	68
Miscellaneous Manufacturing
3M Co.
Expiration: January 2017, Exercise Price: $125.00	2	3
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2016 — (Continued)

	Contracts[d]	Value
Miscellaneous Manufacturing — (Continued)
Intuitive Surgical, Inc.
Expiration: January 2017, Exercise Price: $340.00	1	$107
Expiration: January 2017, Exercise Price: $370.00	2	215
Expiration: January 2017, Exercise Price: $390.00	1	108
		433
Motor Vehicle and Parts Dealers
CarMax, Inc.
Expiration: January 2017, Exercise Price: $35.00	6	15
Expiration: January 2017, Exercise Price: $40.00	10	100
		115
Nonmetallic Mineral Product Manufacturing
USG Corporation
Expiration: January 2017, Exercise Price: $20.00	9	23
Non-Store Retailers
Sotheby's
Expiration: January 2017, Exercise Price: $25.00	8	60
Oil and Gas Extraction
EOG Resources, Inc.
Expiration: January 2017, Exercise Price: $65.00	5	10
Petroleum and Coal Products Manufacturing
Marathon Petroleum Corporation
Expiration: January 2017, Exercise Price: $32.50	18	45
Phillips 66
Expiration: January 2017, Exercise Price: $55.00	14	245
Expiration: January 2017, Exercise Price: $60.00	3	15
		305
Pharmaceutical and Biotechnology
AbbVie Inc.
Expiration: January 2017, Exercise Price: $45.00	10	80
Expiration: January 2017, Exercise Price: $47.50	8	36
Amgen Inc.
Expiration: January 2017, Exercise Price: $95.00	1	2
Expiration: January 2017, Exercise Price: $100.00	2	7
Expiration: January 2017, Exercise Price: $105.00	1	4
Expiration: January 2017, Exercise Price: $110.00	2	7
Expiration: January 2017, Exercise Price: $115.00	2	12
Expiration: January 2017, Exercise Price: $120.00	5	48
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2016 — (Continued)

	Contracts[d]	Value
Pharmaceutical and Biotechnology — (Continued)
Biogen Inc.
Expiration: January 2017, Exercise Price: $230.00	2	$140
Expiration: January 2017, Exercise Price: $240.00	3	277
Celgene Corporation
Expiration: January 2017, Exercise Price: $70.00	3	5
Eli Lilly & Company
Expiration: January 2017, Exercise Price: $50.00	7	39
Gilead Sciences, Inc.
Expiration: January 2017, Exercise Price: $75.00	1	390
Merck & Co., Inc.
Expiration: January 2017, Exercise Price: $40.00	3	4
Expiration: January 2017, Exercise Price: $42.50	15	30
Expiration: January 2017, Exercise Price: $45.00	17	51
Expiration: January 2017, Exercise Price: $47.50	3	14
		1,146
Publishing Industries (except Internet)
Autodesk, Inc.
Expiration: January 2017, Exercise Price: $40.00	17	51
Expiration: January 2017, Exercise Price: $42.50	4	16
		67
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities
Morgan Stanley
Expiration: January 2017, Exercise Price: $25.00	20	20
Support Activities for Mining
Halliburton Company
Expiration: January 2017, Exercise Price: $35.00	2	3
Schlumberger Limited
Expiration: January 2017, Exercise Price: $65.00	2	4
Expiration: January 2017, Exercise Price: $70.00	12	42
		49
Transportation Equipment Manufacturing
United Technologies Corporation
Expiration: January 2017, Exercise Price: $75.00	4	26
TOTAL PUT OPTIONS WRITTEN
(premiums received $291,088)		$74,532

[d] –	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Options Written — December 31, 2016 — (Continued)

PUT OPTIONS WRITTEN	Contracts[d]	Value
Mining (except Oil and Gas)
Silver Wheaton Corporation
Expiration: January 2017, Exercise Price: $8.00	4	$4
Oil and Gas Extraction
Continental Resources, Inc.
Expiration : January 2017, Exercise Price: $17.50	16	40
TOTAL PUT OPTIONS WRITTEN
(premiums received $4,586)		$44

[d] –	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities
December 31, 2016

	The Internet	The Global
	Portfolio	Portfolio
ASSETS:
Investments, at value(1)(2)	$114,111,117	$7,544,522
Receivable for contributed capital	40,649	724
Receivable for investments sold	173,881	62,237
Dividends and interest receivable	16	14,138
Securities litigation receivable	99,877	—
Prepaid expenses and other assets	2,687	271
Total Assets	114,428,227	7,621,892
LIABILITIES:
Payable to Adviser	121,144	7,955
Payable to Custodian	—	5,219
Payable to Trustees	3,012	195
Payable to Chief Compliance Officer	215	8
Payable for securities purchased	49,818	29,707
Payable for collateral received for securities loaned	724,893	22,557
Payable for withdrawn capital	869,941	2,237
Accrued expenses and other liabilities	29,429	11,963
Total Liabilities	1,798,452	79,841
Net Assets	$112,629,775	$7,542,051
(1) Cost of investments	$75,908,435	$6,461,564
(2) Includes loaned securities with a market value of	$713,993	$20,959
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2016

	The Paradigm	The Medical
	Portfolio	Portfolio
ASSETS:
Investments, at value
Unaffiliated issuers(1)	$660,996,311	$23,102,866
Affiliated issuers(2)	179,426,549	—
Total investments, at value(3)(4)	840,422,860	23,102,866
Cash	34,246	—
Receivable for contributed capital	1,147,676	13,984
Receivable for investments sold	2,819,161	—
Dividends and interest receivable	171,466	32,017
Prepaid expenses and other assets	65,216	1,693
Total Assets	844,660,625	23,150,560
LIABILITIES:
Payable to Adviser	889,729	23,297
Payable to Trustees	20,145	607
Payable to Chief Compliance Officer	1,286	44
Payable for securities purchased	74,541	—
Payable for collateral received for securities loaned	6,177,797	1,269,382
Payable for withdrawn capital	1,195,434	150,705
Accrued expenses and other liabilities	152,122	13,169
Total Liabilities	8,511,054	1,457,204
Net Assets	$836,149,571	$21,693,356
(1) Unaffiliated issuers cost	$508,977,497	$16,930,691
(2) Affiliated issuers cost	55,238,445	—
(3) Total issuers cost	$564,215,942	$16,930,691
(4) Includes loaned securities with a market value of	$6,059,226	$1,231,382
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2016

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
ASSETS:
Investments, at value(1)(2)	$210,187,680	$43,310,998
Receivable for contributed capital	334,550	324,781
Receivable for investments sold	—	16,380
Dividends and interest receivable	67,081	30,025
Securities litigation receivable	20,977	—
Prepaid expenses and other assets	22,864	1,073
Total Assets	210,633,152	43,683,257
LIABILITIES:
Payable to Adviser	222,305	45,991
Payable to Trustees	5,313	1,076
Payable to Chief Compliance Officer	344	63
Payable for securities purchased	—	24,889
Payable for collateral received for securities loaned	4,976,122	4,966
Payable for withdrawn capital	187,559	6,332
Accrued expenses and other liabilities	42,810	16,766
Total Liabilities	5,434,453	100,083
Net Assets	$205,198,699	$43,583,174
(1) Cost of investments	$204,496,394	$33,876,498
(2) Includes loaned securities with a market value of	$4,760,931	$4,428
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2016

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
ASSETS:
Investments, at value(1)(2)	$28,217,257	$102,040,413
Cash	132,923	100,584
Receivable for contributed capital	47,564	470,693
Receivable for investments sold	4,156	—
Dividends and interest receivable	26,044	1,120,292
Prepaid expenses and other assets	357	8,038
Total Assets	28,428,301	103,740,020
LIABILITIES:
Written options, at value(3)	74,532	44
Payable to Adviser	20,354	105,345
Payable to Trustees	704	2,508
Payable to Chief Compliance Officer	48	138
Payable for securities purchased	46	5,691
Payable for collateral received for securities loaned	—	3,475,888
Payable for withdrawn capital	275,341	349,915
Accrued expenses and other liabilities	15,267	26,389
Total Liabilities	386,292	3,965,918
Net Assets	$28,042,009	$99,774,102
(1) Cost of investments	$28,252,039	$103,722,970
(2) Includes loaned securities with a market value of	$—	$3,402,893
(3) Premiums received	$291,088	$4,586
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations
For the Year Ended December 31, 2016

	The Internet	The Global
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$92,218	$75,899
Interest	87,016	7,688
Income from securities lending	43,915	2,138
Total investment income	223,149	85,725
EXPENSES:
Investment advisory fees	1,450,156	87,667
Administration fees	55,859	4,545
Professional fees	19,021	8,702
Fund accounting fees	27,057	5,889
Trustees' fees	13,662	813
Chief Compliance Officer fees	2,451	136
Custodian fees and expenses	21,164	8,436
Other expenses	5,782	316
Total expenses	1,595,152	116,504
Net investment loss	(1,372,003)	(30,779)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	13,023,048	111,901
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,519,309)	855,533
Net realized and unrealized gain on investments	4,503,739	967,434
Net increase in net assets resulting from operations	$3,131,736	$936,655
† Net of foreign taxes withheld of:	$—	$12,660
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2016

	The Paradigm	The Medical
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$2,894,842	$488,239
Interest	212,602	1,770
Income from securities lending	738,334	13,302
Dividends from affiliated issuer	189,174	—
Total investment income	4,034,952	503,311
EXPENSES:
Investment advisory fees	9,538,932	303,169
Administration fees	361,623	12,253
Professional fees	78,494	10,408
Fund accounting fees	161,612	7,353
Trustees' fees	88,331	2,903
Chief Compliance Officer fees	15,604	522
Custodian fees and expenses	156,526	5,600
Other expenses	38,611	1,204
Total expenses	10,439,733	343,412
Net investment income (loss)	(6,404,781)	159,899
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	79,640,572	1,823,092
Affiliated issuer	2,295,530	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	63,009,898	(4,346,253)
Net realized and unrealized gain (loss) on investments	144,946,000	(2,523,161)
Net increase (decrease) in net assets resulting from operations	$138,541,219	$(2,363,262)
† Net of foreign taxes withheld of:	$192,585	$17,739
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2016

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$883,220	$244,972
Interest	38,886	22,836
Income from securities lending	299,548	4,661
Total investment income	1,221,654	272,469
EXPENSES:
Investment advisory fees	2,503,829	501,452
Administration fees	95,510	19,949
Professional fees	26,447	11,788
Fund accounting fees	44,286	11,399
Trustees' fees	23,110	4,673
Chief Compliance Officer fees	4,072	823
Custodian fees and expenses	15,287	13,118
Other expenses	10,268	1,989
Total expenses	2,722,809	565,191
Net investment loss	(1,501,155)	(292,722)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	3,399,767	2,288,438
Net change in unrealized appreciation of:
Investments and foreign currency	41,392,916	5,652,984
Net realized and unrealized gain on investments	44,792,683	7,941,422
Net increase in net assets resulting from operations	$43,291,528	$7,648,700
† Net of foreign taxes withheld of:	$25,627	$10,205
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2016

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends	$96,680	$594,048
Interest	154,216	4,190,311
Income from securities lending	—	131,255
Total investment income	250,896	4,915,614
EXPENSES:
Investment advisory fees	240,843	1,115,274
Administration fees	16,501	44,543
Professional fees	10,562	16,093
Fund accounting fees	16,401	32,065
Trustees' fees	3,129	10,188
Chief Compliance Officer fees	550	1,776
Custodian fees and expenses	5,059	9,000
Other expenses	1,397	4,546
Total expenses	294,442	1,233,485
Net investment income (loss)	(43,546)	3,682,129
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency	(33,572)	(926,509)
Written option contracts expired or closed	1,011,323	—
Long term realized gain distributions received from
other investment companies	—	5,225
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	85,475	5,851,790
Written option contracts	(9,263)	4,542
Net realized and unrealized gain on investments	1,053,963	4,935,048
Net increase in net assets resulting from operations	$1,010,417	$8,617,177
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Internet Portfolio		The Global Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
OPERATIONS:
Net investment loss	$(1,372,003)	$(1,509,847)	$(30,779)	$(48,686)
Net realized gain (loss) on sale of investments and foreign currency	13,023,048	29,301,715	111,901	(13,117)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(8,519,309)	(34,665,263)	855,533	(1,094,934)
Net increase (decrease) in net assets resulting from operations	3,131,736	(6,873,395)	936,655	(1,156,737)
NET DECREASE IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	72,053	125,717	631,868	712,605
Withdrawals	(16,820,631)	(24,551,767)	(760,370)	(1,701,358)
Net decrease in net assets resulting from beneficial interest transactions	(16,748,578)	(24,426,050)	(128,502)	(988,753)
Total increase (decrease) in net assets	(13,616,842)	(31,299,445)	808,153	(2,145,490)
NET ASSETS:
Beginning of year	126,246,617	157,546,062	6,733,898	8,879,388
End of year	$112,629,775	$126,246,617	$7,542,051	$6,733,898

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Portfolio		The Medical Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$(6,404,781)	$(6,650,534)	$159,899	$71,634
Net realized gain on sale of investments and foreign currency	81,936,102	131,929,769	1,823,092	1,640,497
Net change in unrealized appreciation (depreciation) of investments and foreign currency	63,009,898	(202,056,024)	(4,346,253)	(49,516)
Net increase (decrease) in net assets resulting from operations	138,541,219	(76,776,789)	(2,363,262)	1,662,615
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	56,523,799	2,767,699	706,562	3,148,519
Withdrawals	(207,335,022)	(269,901,615)	(5,789,417)	(2,788,288)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(150,811,223)	(267,133,916)	(5,082,855)	360,231
Total increase (decrease) in net assets	(12,270,004)	(343,910,705)	(7,446,117)	2,022,846
NET ASSETS:
Beginning of year	848,419,575	1,192,330,280	29,139,473	27,116,627
End of year	$836,149,571	$848,419,575	$21,693,356	$29,139,473
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Small Cap Opportunities Portfolio		The Market Opportunities Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
OPERATIONS:
Net investment loss	$(1,501,155)	$(1,973,202)	$(292,722)	$(326,358)
Net realized gain on sale of investments and foreign currency	3,399,767	40,437,004	2,288,438	5,055,001
Net change in unrealized appreciation (depreciation) of investments and foreign currency	41,392,916	(72,366,337)	5,652,984	(8,994,782)
Net increase (decrease) in net assets resulting from operations	43,291,528	(33,902,535)	7,648,700	(4,266,139)
NET DECREASE IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	3,378,417	4,181,520	1,669,526	626,085
Withdrawals	(61,584,399)	(103,323,128)	(7,920,328)	(8,550,561)
Net decrease in net assets resulting from beneficial interest transactions	(58,205,982)	(99,141,608)	(6,250,802)	(7,924,476)
Total increase (decrease) in net assets	(14,914,454)	(133,044,143)	1,397,898	(12,190,615)
NET ASSETS:
Beginning of year	220,113,153	353,157,296	42,185,276	54,375,891
End of year	$205,198,699	$220,113,153	$43,583,174	$42,185,276
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Alternative Income Portfolio		The Multi-Disciplinary Income Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
OPERATIONS:
Net investment income (loss)	$(43,546)	$(68,129)	$3,682,129	$4,496,480
Net realized gain (loss) on sale of investments, foreign currency and written options and distributions received from other investment companies	977,751	1,248,888	(921,284)	(1,551,198)
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	76,212	(334,592)	5,856,332	(4,910,270)
Net increase (decrease) in net assets resulting from operations	1,010,417	846,167	8,617,177	(1,964,988)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	8,604,731	3,765,782	15,622,153	11,325,447
Withdrawals	(9,431,198)	(14,984,082)	(14,931,782)	(54,428,755)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(826,467)	(11,218,300)	690,371	(43,103,308)
Total increase (decrease) in net assets	183,950	(10,372,133)	9,307,548	(45,068,296)
NET ASSETS:
Beginning of year	27,858,059	38,230,192	90,466,554	135,534,850
End of year	$28,042,009	$27,858,059	$99,774,102	$90,466,554
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements
December 31, 2016
1. Organization
 The Kinetics Portfolios Trust (the "Trust") was organized as a Delaware Statutory Trust on March 14, 2000, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objective and policies. The series currently authorized are: The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio (collectively, the "Master Portfolios"). Pursuant to the 1940 Act, the Master Portfolios, are "non-diversified" series of the Trust, except The Global Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio. The Market Opportunities Portfolio commenced operations on January 31, 2006, The Alternative Income Portfolio commenced operations on June 29, 2007 and The Multi-Disciplinary Income Portfolio commenced operations on February 11, 2008. Each of the remaining Master Portfolios commenced operations on April 28, 2000.
Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio has multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the feeder funds' proportionate interests in the Master Portfolio.
Each of the Master Portfolios, except for The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio, seeks to provide investors with long-term capital growth. The Alternative Income Portfolio seeks to provide current income and gains. The Multi-Disciplinary Income Portfolio seeks to provide investors with total return. The Internet Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Global Portfolio generally invests in the equity securities of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and in U.S. companies benefiting from international economic growth. The Paradigm Portfolio invests primarily in the equity securities of U.S. and foreign companies that the investment adviser believes are undervalued and that have high returns on equity and are well

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Notes to Financial Statements — (Continued)
December 31, 2016
positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Medical Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in medical research, pharmaceutical treatments and related medical technology industries and related technology industries, generally, with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign small capitalized companies that provide attractive valuation opportunities due to special situations such as lack of institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Market Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in capital markets or related to capital markets, as well as companies involved in the gaming industry. The Alternative Income and Multi-Disciplinary Income Portfolios utilize a two-part investment strategy, which includes fixed income and derivatives components.
2. Significant Accounting Policies
Security Valuation
 Master Portfolio securities that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Foreign securities are valued by an independent pricing service. In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange ("NYSE"), "fair value" will be determined. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and the lowest asked price across the

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Notes to Financial Statements — (Continued)
December 31, 2016
exchanges where the option is traded. If the composite option price is not available, the mean between the highest bid and the lowest asked quotations at the close of the exchanges will be used. If none of the above are available, exchange traded options are valued at a quote provided by third party pricing agents. Non-exchange traded options for which over-the-counter quotations are not readily available are valued at the mean of the current bid and asked prices. If none of the third party pricing agents publish a price and it is the day of expiration, expiring options will be priced at intrinsic value. Debt obligations (including convertible securities) that are either investment grade or non-investment grade and irrespective of days to maturity will be valued as follows: Debt securities are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds are valued at their reported net asset value ("NAV").
Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2016, 0.02%, 0.00%, and 0.00% of the net assets of The Internet Portfolio, The Paradigm Portfolio and The Market Opportunities Portfolio, respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at December 31, 2016.

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Notes to Financial Statements — (Continued)
December 31, 2016
Repurchase Agreements
 Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust's policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.
Written Options
 The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or unencumbered, liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.
Foreign Currency Translations
 The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and

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Notes to Financial Statements — (Continued)
December 31, 2016
other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.
Restricted and Illiquid Securities
 The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2016, the following Master Portfolios held securities restricted to institutional investors (144A Securities):

		Percentage of
	Market Value	Net Assets
The Multi-Disciplinary Income Portfolio	$24,007,197	24.06%
An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio has valued the investment. At December 31, 2016, the following Master Portfolios held illiquid securities:

			Percentage of
	Market Value		Net Assets
The Internet Portfolio	$26,368		0.02%
The Paradigm Portfolio	—	*	0.00%
The Market Opportunities Portfolio	—	*	0.00%
The Multi-Disciplinary Income Portfolio	189,000		0.19%

*	Amount is less than $0.50.

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Notes to Financial Statements — (Continued)
December 31, 2016
When-Issued Securities
 The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.
Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.
Significant Investments
 The Portfolios may invest a greater percentage of their assets in one or more individual securities at any time. The greater percentage of assets in individual securities expose the Portfolios to the risk of unanticipated industry conditions, the risks particular to a single company or security, and the risk of potentially lower liquidity. For the fiscal year ended December 31, 2016, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio invested approximately 21%, 26% and 20% of their respective net assets in individual securities.
Short-Term Investments
 The Portfolios may invest in money market funds and short-term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short-term

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Notes to Financial Statements — (Continued)
December 31, 2016
instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.
Expense Allocation
 Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the feeder funds daily based on their proportionate interests in the respective Master Portfolios.
Federal Income Taxes
 Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio will be subject to taxation on its share of the Master Portfolio's ordinary income and capital gains. It is intended that each Master Portfolio's assets will be managed so an investor in the Master Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.
There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2016, open tax years include the tax years ended December 31, 2013, through 2016. The Master Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Use of Estimates
 The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.
Other
 Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Other

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Notes to Financial Statements — (Continued)
December 31, 2016
noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.
3. Investment Adviser
The Trust has entered into Investment Advisory Agreements (the "Agreements") with Kinetics Asset Management LLC (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio's average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio's average daily net assets.
For the year ended December 31, 2016, Master Portfolios incurred the following expenses pursuant to the Agreements:

Investment Advisory Fees
The Internet Portfolio	$1,450,156
The Global Portfolio	87,667
The Paradigm Portfolio	9,538,932
The Medical Portfolio	303,169
The Small Cap Opportunities Portfolio	2,503,829
The Market Opportunities Portfolio	501,452
The Alternative Income Portfolio	240,843
The Multi-Disciplinary Income Portfolio	1,115,274
For the year ended December 31, 2016, the Trust was allocated $26,000 for the services of the Chief Compliance Officer employed by the Adviser.

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Notes to Financial Statements — (Continued)
December 31, 2016
4. Securities Transactions
Purchases and sales of investment securities, other than short-term investments and short-term options, for the year ended December 31, 2016, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
The Internet Portfolio	$—	$1,587,546	$—	$26,325,600
The Global Portfolio	—	506,414	—	2,077,105
The Paradigm Portfolio	—	14,862,128	—	204,732,179
The Medical Portfolio	—	—	—	3,361,816
The Small Cap Opportunities Portfolio	—	7,754,155	—	49,697,503
The Market Opportunities Portfolio	—	1,482,086	—	6,220,546
The Alternative Income Portfolio	—	148,944	1,550,000	11,298,818
The Multi-Disciplinary Income Portfolio	—	7,931,169	—	9,851,072
As of December 31, 2016, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

	Internet	Global	Paradigm	Medical
Tax Cost of Investments	$76,134,089	$6,496,774	$574,072,640	$16,997,502
Unrealized Appreciation	38,337,797	1,552,631	329,581,363	8,060,850
Unrealized Depreciation	(360,769)	(504,883)	(63,231,143)	(1,955,486)
Net Unrealized Appreciation	$37,977,028	$1,047,748	$266,350,220	$6,105,364

	Small Cap Opportunities	Market Opportunities	Alternative Income	Multi- Disciplinary Income
Tax Cost of Investments	$208,890,387	$34,379,968	$28,252,041	$103,056,207
Unrealized Appreciation	62,473,919	15,396,641	238,277	2,391,599
Unrealized Depreciation	(61,176,626)	(6,465,611)	(273,061)	(3,407,393)
Net Unrealized Appreciation (Depreciation)	$1,297,293	$8,931,030	$(34,784)	$(1,015,794)

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Notes to Financial Statements — (Continued)
December 31, 2016
For the year ended December 31, 2016, the Master Portfolios wrote the following options:

	Number	Premium
	of Contracts	Amount
The Alternative Income Portfolio
Outstanding at January 1, 2016	1,490	$531,242
Options Written	1,179	1,598,298
Options Exercised	(11)	(7,309)
Options Expired	(418)	(129,224)
Options Closed	(1,449)	(1,701,919)
Outstanding at December 31, 2016	791	$291,088

The Multi-Disciplinary Income Portfolio
Outstanding at January 1, 2016	—	$—
Options Written	20	4,586
Options Exercised	—	—
Options Expired	—	—
Options Closed	—	—
Outstanding at December 31, 2016	20	$4,586
5. Portfolio Securities Loaned
As of December 31, 2016, the Master Portfolios had loaned securities that were collateralized by cash. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, a Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received as well as a fee for the securities loaned. The Master Portfolios will continue to receive dividends and interest on all securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Master Portfolios. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. As the securities loans are subject to termination by the Funds or the borrower at any time, the remaining maturities of the outstanding securities lending transactions are considered to be overnight and continuous. The value

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Notes to Financial Statements — (Continued)
December 31, 2016
of the securities on loan and the value of the related collateral at December 31, 2016, were as follows:

	Securities	Collateral
The Internet Portfolio	$713,993	$724,893
The Global Portfolio	20,959	22,557
The Paradigm Portfolio	6,059,226	6,177,797
The Medical Portfolio	1,231,382	1,269,382
The Small Cap Opportunities Portfolio	4,760,931	4,976,122
The Market Opportunities Portfolio	4,428	4,966
The Alternative Income Portfolio	—	—
The Multi-Disciplinary Income Portfolio	3,402,893	3,475,888
6. Selected Financial Highlights
Financial highlights for the Master Portfolios were as follows:

	The Internet Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Total Return*	3.09%	(4.95)%	0.28%	44.75%	23.76%
Ratio of expenses to
average net assets:	1.37%	1.35%	1.34%	1.37%	1.37%
Ratio of net investment
income (loss) to
average net assets:	(1.18)%	(1.05)%	(0.90)%	(0.84)%	0.16%
Portfolio turnover rate	2%	1%	1%	8%	9%

	The Global Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Total Return*	14.13%	(14.13)%	(12.10)%	28.25%	22.78%
Ratio of expenses to
average net assets:	1.66%	1.69%	1.60%	1.73%	1.77%
Ratio of net investment
income (loss) to
average net assets:	(0.44)%	(0.59)%	(0.52)%	(0.12)%	0.40%
Portfolio turnover rate	11%	16%	14%	15%	23%

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Notes to Financial Statements — (Continued)
December 31, 2016

	The Paradigm Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Total Return*	20.72%	(8.04)%	(0.48)%	44.36%	22.06%
Ratio of expenses to
average net assets:	1.37%	1.35%	1.33%	1.35%	1.36%
Ratio of net investment
income (loss) to
average net assets:	(0.84)%	(0.63)%	(0.72)%	(0.23)%	0.50%
Portfolio turnover rate	2%	2%	7%	4%	6%

	The Medical Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Total Return*	(8.04)%	6.58%	16.42%	49.23%	8.81%
Ratio of expenses to
average net assets:	1.42%	1.40%	1.41%	1.41%	1.44%
Ratio of net investment
income (loss) to
average net assets:	0.66%	0.24%	0.44%	(0.02)%	1.62%
Portfolio turnover rate	0%	12%	3%	12%	0%

	The Small Cap Opportunities Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Total Return*	24.67%	(11.97)%	(6.98)%	59.69%	26.94%
Ratio of expenses to
average net assets:	1.36%	1.35%	1.34%	1.35%	1.44%
Ratio of net investment
income (loss) to
average net assets:	(0.75)%	(0.65)%	(0.59)%	0.01%	0.27%
Portfolio turnover rate	4%	2%	19%	6%	22%

	The Market Opportunities Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Total Return*	20.68%	(8.87)%	(5.30)%	46.98%	17.73%
Ratio of expenses to
average net assets:	1.41%	1.40%	1.39%	1.40%	1.43%
Ratio of net investment
income (loss) to
average net assets:	(0.73)%	(0.66)%	(0.30)%	0.27%	0.44%
Portfolio turnover rate	5%	2%	18%	21%	26%

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Notes to Financial Statements — (Continued)
December 31, 2016

	The Alternative Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
Total Return*	3.85%	2.73%	1.23%	4.92%	10.05%
Ratio of expenses to average net assets:	1.10%	1.16%	1.22%	1.25%	1.49%
Ratio of net investment income (loss) to average net assets:	(0.16)%	(0.20)%	(0.40)%	(0.54)%	1.99%
Portfolio turnover rate	1%	6%	17%	19%	56%

	The Multi-Disciplinary Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012
Total Return*	10.52%	(2.05)%	2.58%	4.39%	15.42%
Ratio of expenses to average net assets:	1.38%	1.37%	1.37%	1.39%	1.45%
Ratio of net investment income to average net assets:	4.13%	3.50%	3.06%	1.87%	3.23%
Portfolio turnover rate	9%	10%	35%	54%	41%
7. Summary of Fair Value Exposure
Various inputs are used in determining the value of a Master Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Master Portfolio has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Master Portfolio's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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Notes to Financial Statements — (Continued)
December 31, 2016
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The Internet Portfolio
The following is a summary of the inputs used to value The Internet Portfolio's net assets as of December 31, 2016:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$61,232,382	$2,523,826	(1)	$26,368	(2)	$63,782,576
Escrow Notes	—	—		—	*	—	*
Short-Term Investments	760	49,602,888		—		49,603,648
Investments Purchased with the Cash
Proceeds from Securities Lending	724,893	—		—		724,893
Total Investments in Securities	$61,958,035	$52,126,714		$26,368		$114,111,117

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Administrative and Support Services	$2,036
Cable Distributor	2,517,320
Telecommunications	4,470
$2,523,826

(2)	The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investment in the following industry:

Securities, Commodity Contracts, and
Other Financial Investments and Related Activities	$26,368

Transfers out of Level 1 into Level 2	$2,517,320
For the year ended December 31, 2016, there were no transfers into or out of Level 3. Transfers were made out of Level 1 into Level 2 due to a decrease in market activity. Transfers between levels are recognized at the end of the reporting period.

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Notes to Financial Statements — (Continued)
December 31, 2016
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2015	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	5,468
Net purchases and/or acquisitions	20,900
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2016	$26,368

	Fair Value at		Valuation	Unobservable
Description	12/31/2016		Techniques	Input	Range
Common Stocks	$91.24		Accreting or	No active	$72.32-$91.24
			amortizing the	market
premium or discount
until maturity of the
restriction period.
Escrow Notes	—	*	Conservative Value	No active	$0.00-$0.00
			Assigned Pending	market
Bankruptcy Litigation
Proceedings/Market
Comparables
There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

^	See Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
The Global Portfolio
The following is a summary of the inputs used to value The Global Portfolio's net assets as of December 31, 2016:

Assets^	Level 1	Level 2		Level 3	Total
Common Stocks	$3,771,799	$499,183	(1)	$—	$4,270,982
Preferred Stocks	—	10,043		—	10,043
Corporate Bonds	—	38,118		—	38,118
Purchased Put Options	—	12,950		—	12,950
Warrants	4,935	3,172		—	8,107
Short-Term Investments	414	3,181,351		—	3,181,765
Investments Purchased with the Cash Proceeds from Securities Lending	22,557	—		—	22,557
Total Investments in Securities	$3,799,705	$3,744,817		$—	$7,544,522

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2016

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$314,128
Cable Distributor	8,333
Real Estate	176,722
$499,183
For the year ended December 31, 2016, there were no transfers into or out of Level 1 or Level 2, or investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.
The Paradigm Portfolio
The following is a summary of the inputs used to value The Paradigm Portfolio's net assets as of December 31, 2016:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$642,485,718	$25,843,314	(1)	$—		$668,329,032
Preferred Stocks	—	4,231		—		4,231
Escrow Notes	—	—		—	*	—	*
Purchased Put Options	—	74,790		—		74,790
Warrants	335,940	1,341		—		337,281
Short-Term Investments	213,464	165,286,265		—		165,499,729
Investments Purchased with the Cash
Proceeds from Securities Lending	6,177,797	—		—		6,177,797
Total Investments in Securities	$649,212,919	$191,209,941		$—	*	$840,422,860

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$18,098,369
Oil and Gas Extraction	6,210,332
Real Estate	1,534,613
$25,843,314
For the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2015	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2016	$—	*

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2016

	Fair Value at	Valuation	Unobservable
Description	12/31/16	Techniques	Input	Range
Escrow Notes	$— *	Conservative Value	No active	$0.00-$0.00
		Assigned Pending	market
Bankruptcy Litigation
Proceedings/Market
Comparables
There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

^	See Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.

The Medical Portfolio
The following is a summary of the inputs used to value The Medical Portfolio's net assets as of December 31, 2016:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$21,320,140	$—	$—	$21,320,140
Rights	5,905	2,169	—	8,074
Short-Term Investments	122,523	382,747	—	505,270
Investments Purchased with the Cash Proceeds from Securities Lending	1,269,382	—	—	1,269,382
Total Investments in Securities	$22,717,950	$384,916	$—	$23,102,866

Transfers out of Level 1 into Level 2	$2,169
Transfers were made out of Level 1 into Level 2 due to a decrease in market activity. Transfers between levels are recognized at the end of the reporting period.
For the year ended December 31, 2016, there were no investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2016
The Small Cap Opportunities Portfolio
The following is a summary of the inputs used to value The Small Cap Opportunities Portfolio's net assets as of December 31, 2016:

Assets^	Level 1	Level 2		Level 3	Total
Common Stocks	$162,703,576	$23,453,739	(1)	$—	$186,157,315
Preferred Stocks	—	1,012,693		—	1,012,693
Warrants	34,048	320,076		—	354,124
Short-Term Investments	745	17,686,681		—	17,687,426
Investments Purchased with the Cash Proceeds from Securities Lending	4,976,122	—		—	4,976,122
Total Investments in Securities	$167,714,491	$42,473,189		$—	$210,187,680

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$12,127,852
Real Estate	11,227,647
Telecommunications	98,240
$23,453,739

Transfers out of Level 2 into Level 1	$25,745
Transfers were made out of Level 2 into Level 1 due to an increase in market activity. Transfers between levels are recognized at the end of the reporting period.
For the year ended December 31, 2016, there were no investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2016
The Market Opportunities Portfolio
The following is a summary of the inputs used to value The Market Opportunities Portfolio's net assets as of December 31, 2016:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$27,552,452	$4,808,341	(1)	$—		$32,360,793
Preferred Stocks	—	230,724		—		230,724
Corporate Bonds	—	5,307		—		5,307
Purchased Put Options	—	24,930		—		24,930
Rights	—	—		—	*	—	*
Warrants	685	72,924		—		73,609
Short-Term Investments	827	10,609,842		—		10,610,669
Investments Purchased with the Cash Proceeds from Securities Lending	4,966	—		—		4,966
Total Investments in Securities	$27,558,930	$15,752,068		$—	*	$43,310,998

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$3,428,801
Real Estate	1,379,540
$4,808,341
For the year ended December 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities

Balance as of December 31, 2015	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2016	$—	*

	Fair Value at	Valuation	Unobservable
Description	12/31/16	Techniques	Input	Range
Rights	$—*	Market	No active	$0.00-$0.00
		Comparables	market
There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

^	See Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2016
The Alternative Income Portfolio
The following is a summary of the inputs used to value The Alternative Income Portfolio's net assets as of December 31, 2016:

Assets^	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$5,252,020	$—	$5,252,020
U.S. Treasury Obligations	—	1,551,224	—	1,551,224
Exchange Traded Funds	5,764,680	—	—	5,764,680
Short-Term Investments	1,074,529	14,574,804	—	15,649,333
Total Investments in Securities	$6,839,209	$21,378,048	$—	$28,217,257
Liabilities
Put Options Written	$—	$74,532	$—	$74,532

For the year ended December 31, 2016, there were no transfers into or out of Level 1 or Level 2, or investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.
The Multi-Disciplinary Income Portfolio
The following is a summary of the inputs used to value The Multi-Disciplinary Income Portfolio's net assets as of December 31, 2016:

Assets^	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$6,456,744	$—	$6,456,744
Corporate Bonds	—	78,879,348	—	78,879,348
Municipal Bonds	—	189,000	—	189,000
Escrow Notes	—	237,500	—	237,500
Exchange Traded Notes	4,654	—	—	4,654
Mutual Funds	4,831,107	—	—	4,831,107
Short-Term Investments	131,653	7,834,519	—	7,966,172
Investments Purchased with the Cash Proceeds from Securities Lending	3,475,888	—	—	3,475,888
Total Investments in Securities	$8,443,302	$93,597,111	$—	$102,040,413
Liabilities
Put Options Written	$—	$44	$—	$44

For the year ended December 31, 2016, there were no transfers into or out of Level 1 or Level 2, or investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2016
8.            Disclosures about Derivative Instruments and Hedging Activities
The Master Portfolios have adopted authoritative standards regarding disclosure of derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why a Master Portfolio uses derivatives, how derivatives are accounted for by the Master Portfolios, and how derivative instruments affect a Master Portfolio's results of operations and financial position. The Master Portfolios utilized options to implement or to gain further exposure to their respective investment strategies.
The following is a summary of the fair value and location of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

		Statement of Assets & Liabilities
	Derivative	Asset	Asset	Liability	Liability
	Equity Contracts	Description	Fair Value	Description	Fair Value
The Global Portfolio	Purchased Put Options	Investments, at value	$12,950		$—
The Paradigm Portfolio	Purchased Put Options	Investments, at value	74,790		—
The Market Opportunities Portfolio	Purchased Put Options	Investments, at value	24,930		—
The Alternative Income Portfolio	Put Options Written		—	Written options, at value	74,532
The Multi-Disciplinary Income Portfolio	Put Options Written		—	Written options, at value	44

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2016
The following is a summary of the transactions in and effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:
		Statement of Operations
			Change in Unrealized
	Derivative Equity Contracts	Realized Gain (Loss)	Appreciation (Depreciation)
The Global Portfolio	Purchased Put Options	$—	$4,885
The Paradigm Portfolio	Purchased Put Options	—	28,621
The Market Opportunities Portfolio	Purchased Put Options	—	9,541
The Alternative Income Portfolio	Purchased Put Options	(41,016)	13,122
The Alternative Income Portfolio	Put Options Written	1,011,323	(9,263)
The Multi-Disciplinary Income Portfolio	Purchased Put Options	(10,651)	(3,412)
The Multi-Disciplinary Income Portfolio	Put Options Written	—	4,542
The following is a summary of the volume of derivative instrument activity during the year ended December 31, 2016:

		Number of
		Contracts	Premiums	Average
		Purchased	Paid or	Quarterly
	Derivative Equity Contracts	or Written	Received	Market Value
The Global Portfolio	Purchased Put Options	—	$—	$10,455
The Paradigm Portfolio	Purchased Put Options	—	—	60,030
The Market Opportunities Portfolio	Purchased Put Options	—	—	20,010
The Alternative Income Portfolio	Put Options Written	1,179	1,598,298	138,777
The Multi-Disciplinary Income Portfolio	Purchased Put Options	—	—	540
The Multi-Disciplinary Income Portfolio	Put Options Written	20	4,586	989

9. Offsetting Assets and Liabilities
The Master Portfolios are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2016
total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specific threshold depending on the counterparty and the type of Master Netting Arrangement.
The following is a summary of the Assets and Liabilities subject to offsetting in the Master Portfolios as of December 31, 2016:

			Net	Gross Amounts not Offset
		Gross	Amounts	in the Statement of
		Amounts	Presented	Assets & Liabilities
	Gross	Offset in the	in the
	Amounts of	Statement	Statement		Collateral
	Recognized	of Assets &	of Assets &	Financial	Pledged	Net
	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
The Internet Portfolio
Securities Lending	$724,893	$—	$724,893	$724,893	$—	$—
	$724,893	$—	$724,893	$724,893	$—	$—
The Global Portfolio
Securities Lending	$22,557	$—	$22,557	$22,557	$—	$—
	$22,557	$—	$22,557	$22,557	$—	$—
The Paradigm Portfolio
Securities Lending	$6,177,797	$—	$6,177,797	$6,177,797	$—	$—
	$6,177,797	$—	$6,177,797	$6,177,797	$—	$—
The Medical Portfolio
Securities Lending	$1,269,382	$—	$1,269,382	$1,269,382	$—	$—
	$1,269,382	$—	$1,269,382	$1,269,382	$—	$—
The Small Cap
Opportunities Portfolio
Securities Lending	$4,976,122	$—	$4,976,122	$4,976,122	$—	$—
	$4,976,122	$—	$4,976,122	$4,976,122	$—	$—
The Market
Opportunities Portfolio
Securities Lending	$4,966	$—	$4,966	$4,966	$—	$—
	$4,966	$—	$4,966	$4,966	$—	$—
The Alternative
Income Portfolio
Written Options	$74,532	$—	$74,532	$—	$74,532	$—
	$74,532	$—	$74,532	$—	$74,532	$—
The Multi-Disciplinary
Income Portfolio
Securities Lending	$3,475,888	$—	$3,475,888	$3,475,888	$—	$—
Written Options	44	—	44	—	44	—
	$3,475,932	$—	$3,475,932	$3,475,888	$44	$—

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2016
10. Affiliated Issuers
Under section 2(a)(3) of the 1940 Act, an investment company is defined as being an affiliated person of a company if it owns five percent or more of a company's outstanding voting stock.
Investments in affiliated companies for The Paradigm Portfolio as of December 31, 2016, are shown below:

	Fair value at			Net	Change in	Fair value at
Name	December 31,		Sales	Realized	Unrealized	December 31,	Dividend
of Issuer	2015	Purchases	Proceeds	Gain	Appreciation	2016	Income
Texas Pacific Land Trust	$79,609,834	$825,990	$2,391,726	$2,295,530	$99,086,921	$179,426,549	$189,174

	Number of			Number of
	shares held at			shares held at
	December 31,		Sales	December 31,
Name of Issuer	2015	Purchases	Proceeds	2016
Texas Pacific Land Trust	608,080	6,160	(9,642)	604,598
11. Information about Proxy Voting (Unaudited)
Information regarding how the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-930-3828 or by accessing the Funds' website at www.kineticsfunds.com and by accessing the SEC's website at www.sec.gov. Information regarding how the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC's website at www.sec.gov.
12. Information about the Portfolio Holdings (Unaudited)
The Master Portfolios file their complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Master Portfolios' Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2016
13. Subsequent Events
In preparing these financial statements, management has evaluated Portfolio related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Master Portfolios' financial statements.

KINETICS PORTFOLIOS TRUST
Report of Independent Registered
Public Accounting Firm
Board of Trustees and Shareholders of
Kinetics Portfolios Trust
 New York, NY
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio, and The Multi-Disciplinary Income Portfolio, each a series of shares of Kinetics Portfolios Trust (the "Trust"), as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor was the Trust required to have, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of each of the eight portfolios of the Kinetics Portfolios Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Philadelphia, Pennsylvania
 February 28, 2017

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios
(Unaudited)
Management of the Funds and the Portfolios
The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not "interested persons" of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Directors are fiduciaries for the Funds' shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolios' shareholders and are governed by the laws of the State of Delaware in this regard.
Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust, length of time served, principal occupations over at least the last five years, number of Funds and Portfolios overseen and any other Directorships held. The SAI includes additional information about the Funds' officers and directors and is available, without charge, upon request by calling 1-800-930-3828.
Board of Directors/Board of Trustees

Independent Directors/Trustees

Term of
	Position(s)	Office and
	Held with	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
Steven T. Russell	Independent Director/	Indefinite/
Year Born: 1963	Independent Trustee	16 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Douglas Cohen, CPA	Independent Director/	Indefinite/
Year Born: 1961	Independent Trustee	16 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Steven Russell Law Firm (April 2010	16	N/A
to present); Professor of Business Law and
Finance, Suffolk County Community
College (1997 to present).

Chief Financial Officer, Sunrise Credit	16	N/A
Services, Inc. (2005 to present).

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)
Board of Directors/Board of Trustees (Continued)
Independent Directors/Trustees (Continued)

Term of
	Position(s)	Office and
	Held with	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
William J. Graham	Independent Director/	Indefinite/
Year Born: 1962	Independent Trustee	16 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Joseph E. Breslin	Independent Director/	Indefinite/
Year Born: 1953	Independent Trustee	16 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

James M. Breen	Independent Director/	Indefinite/
Year Born: 1959	Independent Trustee	8 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Attorney, William J. Graham, PC	16	N/A
(2001 to present).

J.E. Breslin & Co. – Consulting (2010 to present).	16
Trustee, Forethought Variable Insurance Trust (5 portfolios); Trustee, Hatteras Alternative Mutual Funds Trust (8 portfolios) (2004-2016); Trustee, Underlying Funds Trust (2 portfolios) (2004-2016); Trustee, HCIM Trust (2 portfolios) (2013-2015); Manager, Hatteras Global Private Equity Partners Institutional, LLC (2012-2016); Manager, Hatteras GPEP Fund II, LLC (2012-2016); Manager, Hatteras VC Co-Investment Fund II LLC (2012-2016); Manager, Hatteras Master Fund, L.P. (2012-2016); Manager, Hatteras Core Alternatives TEI Fund, L.P. (2012-2016); Manager, Hatteras Core Alternatives Fund, L.P. (2012-2016); Manager, Hatteras Core Alternatives Institutional Fund, L.P. (2012-2016); Manager, Hatteras Core Alternatives TEI Institutional Fund, L.P. (2012-2016); and Trustee, Hatteras Variable Trust (2012-2013).

Vice President, HBES Consulting, Inc. (2014 to present); Senior Special Agent, Homeland Security Investigations, Miami, FL (2011 to 2014); Assistant Attaché Immigration & Customs Enforcement, Pretoria, South Africa (2008 to 2011).	16	N/A

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)
Board of Directors/Board of Trustees (Continued)
Interested Directors/Trustees and Officers
Term of
	Position(s)	Office and
	Held with the	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
Murray Stahl(3)	Director/Trustee	Indefinite/
Year Born: 1953	& Secretary	16 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Peter B. Doyle(3)	Director/Trustee,	Indefinite/
Year Born: 1962	President & Chairman	14 years
c/o Kinetics Asset Management LLC	of the Board
470 Park Avenue South
New York, New York 10016

Leonid Polyakov(3)	Director/Trustee	Indefinite/
Year Born: 1959	& Treasurer	14 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

(1)	The term "fund complex" refers to the Company and the Trust, which hold themselves out as related for investment purposes.

(2)
"Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or investment companies registered under the 1940 Act.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Chairman, FRMO Corp. (2001 to present) (provides consulting services to private investment funds and research services with respect to marketable securities); Chairman and Chief Investment Officer, Horizon Kinetics LLC, (including Horizon Asset Management LLC (an investment adviser) (1994 to present); Kinetics Asset Management LLC and Kinetics Advisers LLC (2000 to present)); CEO, Horizon Kinetics LLC (2015 to present).	16	Director and Officer of FRMO Corp.

Vice President, Horizon Asset Management LLC (1994 to 2011); Vice President, FMRO Corp. 2001 to present) (provides consulting services (to private investment funds and research services with respect to marketable securities); Managing Director, Horizon Kinetics LLC (including Horizon Asset Management LLC (an investment adviser) (1994 to present); Kinetics Asset Management LLC and Kinetics Advisers LLC (2000 to present)); and President of Kinetics Mutual Funds, Inc. (1998 to present).	16	Director and Officer of FRMO Corp.

CFO, Kinetics Asset Management LLC (2000 to 2011); CFO and FINOP, Kinetics Funds Distributor LLC (2002 to 2011); Director, Kinetics Advisers LLC (2000 to 2011).	16	N/A

(3)	Directors/Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser and its affiliates.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)
Board of Directors/Board of Trustees (Continued)
Officers

Term of
	Position(s)	Office and
	Held with the	Length of
Name, Address and Age	Company/ Trust	Time Served
Andrew M. Fishman	Chief Compliance	Indefinite/
Year Born: 1950	Officer	12 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Jay H. Kesslen	Vice President and	Indefinite/
Year Born: 1973	Assistant Secretary	12 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

Principal Occupation(s)	Other Directorships
During Past Five Years	Held by Officer
Associate General Counsel, Horizon Kinetics LLC (2011 to present); General Counsel, Horizon Asset Management, Inc. (1997 to 2011); Secretary, Horizon Asset Management, Inc. (2006 to 2011); Chief Compliance Officer, Horizon Asset Management, Inc. (1997 to 2008); Chief Compliance Officer, Kinetics Asset Management LLC. (1999 to 2011); Chief Compliance Officer, Kinetics Advisers LLC (2000 to 2011).
N/A

General Counsel, Horizon Kinetics LLC (including Horizon Asset Management LLC (an investment adviser) (2011 to present), Kinetics Asset Management LLC (2000 to present), Kinetics Advisers LLC (2000 to present), Kinetics Funds Distributor LLC (2000 to present), KBDSecurities LLC (2000 to present)); FRMO Corp. (2014 to present); Chief Compliance Officer, Horizon Kinetics LLC (2015-2016).
N/A

KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST
Privacy Policy (Unaudited)
We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.
This privacy policy is not part of the annual report.

Kinetics Mutual
Funds, Inc.
615 East Michigan Street
 Milwaukee, WI 53202
INVESTMENT ADVISER AND
 SHAREHOLDER SERVICING AGENT
Kinetics Asset Management LLC
470 Park Avenue South
 New York, NY 10016
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
 Philadelphia, PA 19103
DISTRIBUTOR
Kinetics Funds Distributor LLC
470 Park Avenue South
 New York, NY 10016
ADMINISTRATOR
FUND ACCOUNTANT AND
 TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
 Milwaukee, WI 53202
CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
 Milwaukee, WI 53212
THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees/directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Douglas Cohen and Mr. Joseph Breslin are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016 Kinetics Portfolios Trust	FYE 12/31/2016 Kinetics Mutual Funds	FYE 12/31/2015 Kinetics Portfolios Trust	FYE 12/31/2015 Kinetics Mutual Funds
Audit Fees	89,625	89,625	87,000	87,000
Audit-Related Fees	0	0	0	0
Tax Fees	24,625	24,625	23,875	23,875
All Other Fees	0	0	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

By (Signature and Title)* /s/ Peter B. Doyle
Peter B. Doyle, President

Date 2/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Peter B. Doyle
           Peter B. Doyle, President
Date 2/27/2017

By (Signature and Title)* /s/ Leonid Polyakov
                                                         Leonid Polyakov, Treasurer
Date 2/24/2017

* Print the name and title of each signing officer under his or her signature.